EXHIBIT 10.31

AGREEMENT FOR INFORMATION

TECHNOLOGY SERVICES

BETWEEN

CALIFORNIA COMMUNITY BANCSHARES, INC.

AND

AURUM TECHNOLOGY INC.

AGREEMENT FOR INFORMATION TECHNOLOGY SERVICES

THIS AGREEMENT (“Agreement”) is between AURUM TECHNOLOGY INC. (“Aurum”), a Delaware corporation with an address at 2701 West Plano Parkway Suite 600, Plano, Texas 75075, and California Community Bancshares, Inc. (Customer), a commercial bank holding company with an address at One Maritime Plaza, San Francisco, CA 94001, and its current and future subsidiaries and Affiliates, Sacramento Commercial Bank, The Bank of Orange County and Placer Sierra Bank.

WHEREAS, Customer desires to purchase information technology services from Aurum, and;

WHEREAS, Aurum is willing to provide such information technology services to Customer all as set forth in this Agreement.

NOW, THEREFORE, Customer and Aurum hereby agree as follows:

ARTICLE I - DEFINITIONS

1.1	Definitions. In this Agreement:

(a)	“Account Record” is an end-customer account (including, without limitation, any open or closed DDA/checking account, savings account, certificate of deposit account, or loan account) that is maintained on the Aurum System during the applicable month

(b)	“Additional Services” are the Services described in Section 3.1(d).

(c)	“Basic Services” are the Services listed in Schedule A.

(d)	“Business Day” is each weekday, Monday through Friday, that is not a holiday of Customer.

(e)	“Conversion Services” are the Services described in Section 3. l(c).

(f)	“Customer Systems” are the Systems listed in Schedule D to be provided by Customer for use in conjunction with Aurum Systems.

(g)	“Data Center” is the space at one or more locations where Aurum performs Services, excluding Customer locations,

(h)	“Aurum Systems” are all Systems, except for Systems provided by Customer, used by Aurum to provide Services, including without limitation any improvements, modifications, or enhancements made by Aurum to any System and provided to Customer under this Agreement.

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(i)	“ECI” is the Employment Cost Index for Total Compensation (not seasonally adjusted), Private Industry Workers, White Collar Occupations Excluding Sales, June 1989 = 100 as published by the Bureau of Labor Statistics of the U.S. Department of Labor. If the Bureau of Labor Statistics stops publishing the ECI, the parties will substitute another comparable measure published by a mutually agreeable source. However, if such change is merely to redefine the base period for the ECI from 1989 to some other period, the parties will continue to use the ECI but will, if necessary, convert the two ECI’s being compared to the same basis by multiplying one of them by the appropriate conversion factor.

(j)	“Effective Date” is the date that this Agreement is executed by Aurum pursuant to Section 9.10.

(k)	“Equipment” is all telecommunications lines, modems, and other equipment, including without limitation terminals, control units, ports, logical units, and all related data transmission services required by Aurum for Customer to access the Aurum Systems, transmit data to Aurum, and receive reports and other output from Aurum.

(1)	“Initial Term” is defined in Section 2.1.

(m)	“Operational Date” is the later of (i) the Effective Date, or (ii) the first day of the calendar month in which any Conversion Services are completed and Customer has the capability to input transactions or data for processing by Aurum.

(n)	“Optional Services” are the Services listed in Schedule B.

(o)	“PC Software” means, if applicable, the PC-based software applications to be utilized by Customer in connection with the Services, as such software applications are described in Schedule A.

(p)	“Renewal Terms” is defined in Section 2.1.

(q)	“Service” or “Services” are all of the services to be provided by Aurum under this Agreement, which include the Basic Services, Optional Services, Conversion Services, and Additional Services.

(r)	“System” or “Systems” are (i) computer programs, including without limitation software, firmware, application programs, operating systems, files, and utilities; (ii) supporting documentation for such computer programs, including without limitation input and output formats, program listings, narrative descriptions, operating instructions and procedures, user and training documentation, special forms, and source code; and (iii) the tangible media upon which such programs are recorded, including without limitation chips, tapes, disks, and diskettes.

Other terms are defined elsewhere in this Agreement.

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ARTICLE II - TERM

2.1	Term. This Agreement will begin on the Effective Date and, unless terminated earlier under Section 7.2, 7.3, 7.4, 7.5, or 9.5, will continue for a period of five years from the Operational Date (the “Initial Term”). Thereafter, this Agreement will automatically renew for successive terms of five years each (the “Renewal Terms”) unless either party gives the other party written notice at least six months prior to the expiration date of the Initial Term or the Renewal Term men in effect that the Agreement will not be renewed beyond such term.

ARTICLE III - AURUM RESPONSIBILITIES

3.1	Services Provided. Aurum or its subcontractors will provide Customer with the following Services:

(a)	Basic Services. Customer’s requirements for Basic Services.

(b)	Optional Services. The Optional Services that Customer requests and Aurum agrees to provide.

(c)	Conversion Services. On a mutually agreeable schedule Aurum will provide those services and instructions (“Conversion Services”) reasonably required for Customer to convert to and use the Aurum Systems. Customer will cooperate in the conversion effort and timely provide whatever information, data, clerical and office support, management decisions, approvals, and signoffs that Aurum reasonably requires. According to a plan to be developed by Customer and Aurum, Aurum will train a mutually designated group of Customer’s personnel in the proper use of the Aurum Systems to enable such personnel to train Customer’s user personnel in the use of the Aurum Systems. Customer will cooperate with Aurum in scheduling training in conjunction with Customer’s conversion to the Aurum Systems.

(d)	Additional Services. If Customer requests Aurum to perform any Service which is not a Basic Service, as Optional Service, or a Conversion Service, then Aurum may provide such service as an “Additional Service”.

3.2	General Terms Relating to Services. Aurum will:

(a)	Beginning on the Operational Date, operate the Aurum Systems at the Data Center, and accept data and other input from Customer. Aurum will make daily, monthly, and other reports and output, including specially requested reports, available to Customer at the Data Center for delivery or transmit them to Customer, subject to Customer’s timely delivery or transmission of data and other input to the Data Center for processing. Aurum will provide the Services in accordance with the schedule provided to Customer by Aurum upon commencement of the Services, which may be updated by Aurum from time to time. Aurum will not be responsible for the loss of any input or output during transit.

(b)

Provide all Equipment at Customer’s expense, including related shipping, installation, and maintenance charges, and advise Customer on the compatibility of its Equipment with the Aurum Systems. Customer may elect, with Aurum’s approval, to provide such Equipment at

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Customer’s expense, subject to charges for Additional Services required for Aurum Systems access or configuration.

(c)	Provide for Customer’s use one copy of Aurum’s standard user documentation and one copy of any revisions describing the preparation of input for and use of output from the Aurum Systems. Such documentation will address the reports provided under this Agreement. Upon Customer’s request, Aurum will provide additional copies of such documentation at Aurum’s then standard charges.

(d)	Correct any errors in customer files that result in errors in reports or other output where such errors (i) are due solely to either malfunctions of Aurum’s equipment or the Aurum Systems or errors of Aurum’s operators, programmers, or other personnel, and (ii) are called to Aurum’s attention within the time frames specified in Section 4.3. Aurum will, to the extent reasonably practicable, correct any other errors as an Additional Service.

(e)	Provide standard Aurum forms for use at the Data Center.

(f)	Establish, modify, or substitute from time to time any Equipment, processing priorities, programs, or procedures used in the operation of the Aurum Systems or the provision of the Services that Aurum reasonably deems necessary, and notify Customer of any such changes that will affect Customer’s operations.

3.3	Audits. Aurum will provide auditors and inspectors that Customer designates in writing with reasonable access to the Data Center for the limited purpose of performing audits or inspections of Customer’s business. Aurum will provide to such auditors and inspectors reasonable assistance, and Customer will compensate Aurum for any Additional Services provided in connection with the audit or inspection. Aurum will not be required to provide access to data of other Aurum customers.

3.4	Regulatory Compliance. Aurum will endeavor to maintain the Aurum Systems so that they will not be disapproved by any federal or state regulatory authority with jurisdiction over Customer’s business. If Customer believes that any modifications to the Aurum Systems are required under any laws, rules, or regulations, Customer will promptly so inform Aurum. Aurum will perform any modifications to the Aurum Systems or recommend changes to operating procedures of Customer that Aurum determines are necessary or desirable; provided, that if any such changes or modifications result in a significant increase in Aurum’s cost of providing Services, Aurum will be entitled to increase the charges under this Agreement by an amount that reflects a pro rata allocation of Aurum’s increased cost among the applicable Aurum customers. New or enhanced Aurum System features, functions, reports, or other Services that may result from such modifications or recommendations may be provided as an Additional Service. Notwithstanding the foregoing, Customer acknowledges that the Aurum Systems may, from time to time, consist in part of System(s) licensed by Aurum from third-party vendor(s) and, therefore, Aurum shall have no duty or responsibility to modify any such third-party System under this Section, except to the extent that the vendor thereof has such a duty or responsibility to modify such System pursuant to the applicable license agreement between Aurum and such vendor.

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3.5	Financial Statements and EDP Audit. Upon request, Aurum will provide at no charge one copy of Aurum’s most recent audited financial statements to Customer. Upon request, Aurum will also provide to Customer one copy of Aurum’s most recent independent Data Center EDP audit at Aurum’s then standard charge for such copy.

3.6	PC Software. Aurum will either (i) license to Customer or (ii) arrange with the appropriate third party vendor for a direct license, or a sublicense through Aurum, to Customer of the PC Software. Customer will execute any such license or sublicense that may be required by such vendor and will be responsible for compliance with all terms and conditions thereof. Such license or sublicense will provide for Customer to have the use of the PC Software at all times during the term of this Agreement.

ARTICLE IV - CUSTOMER RESPONSIBILITIES

4.1	Maintenance of Equipment. Customer will maintain all Equipment owned or leased by Customer in good working order in accordance with manufacturer’s specifications.

4.2	Provision of Customized Forms. Unless otherwise agreed in writing, Customer will provide or pay for all customized forms required by Customer. These forms will conform to Aurum’s reasonable specifications. Customer will also provide all forms produced or printed at Customer’s premises and required for the performance of Services, or will pay mutually agreed charges to Aurum for such forms if provided by Aurum at Customer’s request.

4.3	Correction of Reports and Output. Customer will balance reports to verify master file information and will inspect and review all reports and other output (whether printed, microfiched or electronically transmitted) created from data provided by Customer to Aurum. Customer will reject all incorrect reports or output (i) within two Business Days after receipt of daily reports or output, (ii) within five Business Days after receipt of annual, quarterly, or monthly reports or output, and (iii) within three Business Days after receipt of all other reports or output.

4.4	Provision of Data. Customer will be responsible for the quality and accuracy of all data and other input provided to Aurum. Aurum may, at its option, return to Customer for correction before processing any data submitted by Customer which is incorrect, illegible, or not in proper form. If Customer does not provide its data to Aurum in accordance with Aurum’s specified format and schedule, Aurum will use reasonable efforts to reschedule and process the data as promptly as possible. Related expenses incurred by Aurum will be charged to Customer.

4.5	Use of System, Procedures, etc. Customer will comply with all operating instructions for the Aurum Systems which are issued by Aurum from time to time. Except as otherwise provided in this Agreement, Customer will be responsible for the supervision, management, and control of its use of the Aurum Systems, including without limitation (i) implementing sufficient procedures to satisfy its requirements for the security and accuracy of the data and other input Customer provides, (ii) implementing reasonable procedures to verify reports and other output from Aurum within the time frames specified in Section 4.3, and (iii) specifying the methods of accrual calculation to be used by Aurum in providing the Services from the options available in the Aurum Systems.

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4.6	Customer Systems. Customer will provide, at Customer’s expense, the Customer Systems. Customer will be responsible for any license or maintenance fees related to providing the Customer Systems for use by Aurum in connection with the Services. Customer will, at Customer’s expense, ensure that the Customer Systems are at all times compatible with the Aurum Systems and Aurum will have no liability hereunder for any delay or failure to perform Services which arises as a result of the failure of Customer to maintain any Customer System so that it is compatible with the Aurum Systems.

4.7	PC Software.

(a)	Notwithstanding Section 3.2(b), Customer will, at Customer’s expense, provide and be responsible for all Equipment required for Customer to use the PC Software (“PC Software Equipment”).

(b)	Without Aurum’s prior written consent, Customer will not (i) install any System other than the PC Software on the applicable PC Software Equipment; (ii) sell, assign, lease, transfer, or disclose to any third party the PC Software, (iii) use the PC Software for the commercial benefit of any third party; (iv) copy or reproduce the PC Software; or (v) reverse assemble, reverse compile, or otherwise recreate the PC Software. Customer may transfer its use of the PC Software to a backup or replacement system to the PC Software Equipment on a temporary or permanent basis provided Customer gives prior written notice to Aurum and discontinues use of the PC Software on the applicable PC Software Equipment.

ARTICLE V - PAYMENTS TO AURUM

5.1	Service Charges. Customer will pay Aurum for the Services as follows:

(a)	For Basic Services, the monthly charges listed in Section 1 of Schedule C.

(b)	For Conversion Services, the applicable conversion charge listed in Section 3 of Schedule C.

(c)	For Optional Services, the monthly charges listed in Section 2 of Schedule C.

(d)	For Additional Services, Aurum’s then standard charges for such Services, or, if Aurum then has no standard charges for such Services, upon whatever other basis that the parties agree.

5.2	Additional Charges. Customer will also pay Aurum the following, if applicable:

(a)	All costs incurred by Aurum (i) in mailing reports or other output to Customer, its customers, or third parties, and (ii) in transporting, shipping, or delivering reports, output, or input between the Data Center and Customer’s locations.

(b)	All actual, out-of-pocket costs and expenses, including, without limitation, travel and travel- related expenses, which are incurred by Aurum in providing Services when incurred at Customer’s request.

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(c)	Any other charges expressly provided in this Agreement.

(d)	All taxes, however designated or levied, based upon any charges under this Agreement, or upon this Agreement or the Systems, Services, or materials provided hereunder, or their use, including without limitation state and local privilege or excise taxes based on gross revenue, sales and use taxes, and any taxes or amounts in lieu thereof paid or payable by Aurum in respect of the foregoing, exclusive, however, of franchise taxes and taxes based on the net income of Aurum.

5.3	Time of Payment. All charges under this Agreement will be due and payable within ten days of invoice date. Any charges not paid within thirty days of invoice date will bear interest until paid at a rate equal to the lesser of 1.5% per month or the maximum interest rate allowed by applicable law. Customer authorizes Aurum to collect charges for Services through applicable clearing house procedures.

5.4	Annual Adjustment to Charges. No more than once in any twelve month period, Aurum may, at its option and by giving Customer written notice, increase the charges for Services by a percentage not to exceed the percentage by which the ECI as of that time is higher than the ECI as of (i) for the first adjustment, the earlier of the Effective Date or the date of the last adjustment previously made pursuant to any immediately prior agreement, if any, under which Aurum provided the same or similar Services to Customer, and (ii) thereafter, the previous time that Aurum adjusted its charges to Customer pursuant to this Section. These increased charges will remain in effect until Aurum adjusts them again pursuant to this Section.

ARTICLE VI - SYSTEMS, DATA, AND

CONFIDENTIALITY

6.1	Aurum Systems. All Aurum Systems are and will remain the exclusive property of Aurum or licensors of such Aurum Systems, as applicable, and, except as expressly provided in this Agreement, Customer shall have no ownership interest or other rights in any Aurum System. Customer acknowledges that the Aurum Systems include Aurum proprietary information and agrees to keep the Aurum Systems confidential at all times. Upon the expiration or termination of this Agreement, Customer will return all copies of all items relating to the Aurum Systems which are in the possession of Customer and certify to Aurum in writing that Customer has retained no material relating to the Aurum Systems.

6.2

Customer’s Information. Information relating to Customer or its customers contained in Customer’s data files is the exclusive property of Customer and Aurum will only be the custodian of that information. Aurum agrees to hold in confidence all proprietary information of Customer and its customers provided to Aurum in accordance with Section 6.3. However, upon the request of any appropriate federal or state regulatory authority with jurisdiction over Customer’s business and after Aurum has, when reasonably possible, notified Customer of such request, Aurum will allow such authority access to all records and other information of Customer and its customers in the possession of Aurum and provide as an Additional Service any related assistance that is required. Promptly after the termination or expiration of this Agreement and the payment to Aurum of all sums due and owing,

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including without limitation any amounts due under Sections 7.6 or 7.7, Aurum will, at Customer’s request and expense, return to Customer all of Customer’s information, data, and files in Aurum’s then standard machine-readable format and media.

6.3	Confidentiality. Except as otherwise provided in this Agreement, Aurum and Customer each agree that all information communicated to one by the other or the other’s affiliates, whether before or after the Effective Date, will be received in strict confidence, will be used only for purposes of this Agreement, and except for the requirements of Section 6.2 will not be disclosed by the recipient party, its agents, subcontractors, or employees without the prior written consent of the other party. Each party agrees to take all reasonable precautions to prevent the disclosure to outside parties of such information, including, without limitation, the terms of this Agreement, except as required by legal, accounting, or regulatory requirements beyond the reasonable control of the recipient party. If Customer is required to disclose any proprietary information of Aurum in accordance with any such legal, accounting, or regulatory requirements, then Customer will promptly notify Aurum of such requirement and will cooperate with Aurum (at Aurum’s expense) in Aurum’s efforts, if any, to avoid or limit such disclosure (including, without limitation, obtaining an injunction or an appropriate redaction of the proprietary information in question). The provisions of this Section will survive the expiration or termination of this Agreement for any reason.

6.4	Safeguarding Data Integrity. Aurum will maintain internal computer data integrity safeguards (such as access codes and passwords) to protect against the accidental or unauthorized deletion or alteration of Customer’s data in the possession of Aurum. Aurum will provide additional internal computer data integrity safeguards that Customer reasonably requests as an Additional Service. Aurum will also employ and maintain controlled access systems in the Data Center.

6.5	Contingency Planning. The parties’ will perform the following regarding contingency planning:

(a)	Aurum will develop, maintain and, as necessary in the event of a disaster, execute a disaster recovery plan (the “Aurum Plan”) for the Data Center and will provide to Customer and its auditors and inspectors such access to the Aurum Plan as Customer may reasonably request from time to time. Aurum will not be required to provide access to information of other Aurum customers.

(b)	Customer will develop, maintain and, as necessary in the event of a disaster, execute a business resumption plan (the “Customer Plan”) for all Customer locations and the telecommunications links between the Customer locations and the Data Center and will provide to Aurum such access to the Customer Plan as Aurum may reasonably request from time to time.

(c)	Aurum will provide to Customer such information as may be reasonably required for Customer to assure that the Customer Plan is compatible with the Aurum Plan.

(d)	Each party will be responsible for the training of its own personnel as required in connection with all applicable contingency planning activities.

(e)	Each party’s contingency planning activities will comply, as appropriate, with such of the following regulatory policies as may be applicable to Customer’s business, as the same may be

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amended or replaced from time to time: (i) Federal Deposit Insurance Corporation Bank Letter BL-22-89 dated July 14, 1989; (ii) Federal Reserve System Supervision and Regulation Number SR-89-16 dated August 1,1989; and (iii) Office of the Comptroller of the Currency Banking Circular Number BC177 dated July 12, 1989. If compliance with any amendments or replacements of the policies listed above would significantly increase Aurum’s cost of providing Services, Aurum will be entitled to increase the charges under this Agreement by an amount that reflects a pro rata allocation of Aurum’s increased cost among the applicable Aurum customers.

ARTICLE VII - TERMINATION AND

RELATED MATTERS

7.1	Arbitration. Any dispute, controversy, or claim arising out of, connected with, or relating to this Agreement, or the breach, termination, validity, or enforceability of any provision of this Agreement, will be resolved by final and binding arbitration by a panel of three arbitrators in accordance with and subject to the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then in effect. Following notice of a party’s election to require arbitration, each party will within thirty days select one arbitrator, and those two arbitrators will within thirty days thereafter select a third arbitrator. If the two arbitrators are unable to agree on a third arbitrator within thirty days, the AAA will within thirty days thereafter select such third arbitrator. Discovery as permitted by the Federal Rules of Civil Procedure then in effect will be allowed in connection with arbitration to the extent consistent with the purpose of the arbitration and as allowed by the arbitrators. Judgment upon the award rendered in any arbitration may be entered in any court of competent jurisdiction, or application may be made to such court for a judicial acceptance of the award and an enforcement, as the law of the state having jurisdiction may require or allow. During any arbitration proceedings, Aurum will continue to provide Services, and Customer will continue to make payments to Aurum in accordance with this Agreement. The feet that arbitration is or may be allowed will not impair the exercise of any termination rights under this Agreement.

7.2	Termination Due to Acquisition. If fifty percent or more of the stock or assets of Customer are acquired by another person or entity, whether by merger, reorganization, sale, transfer, or other similar transaction, then Aurum and Customer will negotiate in good faith the terms and conditions upon which this Agreement may be modified to accommodate such transaction. If the parties are unable to agree upon such modification, either party upon written notice to the other may terminate this Agreement upon the consummation of such acquisition or on a mutually agreeable date thereafter.

7.3	Termination for Non-Payment. If Customer defaults in the payment of any charges or other amounts due under this Agreement and fails to cure such default within ten days after receiving written notice specifying such default, then Aurum may, by giving Customer at least thirty days prior written notice thereof, terminate this Agreement as of a date specified in such notice.

7.4

Termination for Cause. If either party materially defaults in its performance under this Agreement, except for non-payment of amounts due to Aurum, and fails to either substantially cure such default within ninety days after receiving written notice specifying the default or, for those defaults which cannot reasonably be cured within ninety days, promptly commence curing such default and thereafter proceed with all due diligence to substantially cure the default, then the party not in default may, by

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giving the defaulting party at least thirty days prior written notice thereof, terminate this Agreement as of a date specified in such notice.

7.5	Termination for Insolvency. If either party becomes or is declared insolvent or bankrupt, is the subject of any proceedings relating to its liquidation or insolvency or for the appointment of a receiver, conservator, or similar officer, or makes an assignment for the benefit of all or substantially all of its creditors or enters into any agreement for the composition, extension, or readjustment of all or substantially all of its obligations, then the other party may, by giving prior written notice thereof to the non-terminating party, terminate this Agreement as of a date specified in such notice.

7.6	Payment Upon Termination. The parties acknowledge that upon termination of this Agreement for any reason, including under Section 7.2, 7.3, 7.4, or 7.5 (but excluding by election by either party not to renew pursuant to Section 2.1 or termination by Customer pursuant to Section 7.4 or 9,5), Aurum will incur damages resulting from such termination that will be difficult or impossible to ascertain. Therefore, prior to such termination and in addition to all other amounts then due and owing to Aurum, Customer will pay to Aurum as reasonable liquidated damages an amount equal to the sum of subsections (a) and (b):

(a)	All costs reasonably incurred by Aurum in connection with such termination, including without limitation telecommunication line disengagement expenses and costs of terminating leases on or shipping or storing any Equipment provided to Customer by or through Aurum under this Agreement, plus a twenty-five percent management fee on such costs, plus Aurum’s charges for any Additional Services reasonably requested by Customer for deconversion assistance and Aurum’s then standard charges for the resources utilized to prepare any test or conversion tapes (together, the “Termination Costs”). Aurum may, at its option, invoice Customer for the lesser of (i) Aurum’s good faith estimate of the Termination Costs, or (ii) the aggregate of the charges payable to Aurum pursuant to Article V for the two calendar months preceding the month in which notice of termination is given. If the actual Termination Costs are greater or less than the amount of Aurum’s invoice that is paid by Customer under the immediately preceding sentence, then Customer will pay Aurum, or Aurum will refund to Customer, as the case may be, the difference between the actual Termination Costs and the amount paid.

(b)	*** percent of the total compensation which would have been paid or reimbursed to Aurum under this Agreement during the remainder of its term. The amount of total compensation will be computed by multiplying the total number of months remaining in the Initial Term or the Renewal Term then in effect from the effective date of the termination by the average monthly charge to Customer for Services under this Agreement during the twelve calendar months immediately preceding the calendar month in which notice of termination was given, and multiplying that number by *** percent. This is expressed mathematically as follows:

(Number of months remaining in term) x (average monthly charge for Services during the twelve months preceding notice of termination) x ***

If this Agreement has been in effect less than twelve calendar months prior to the giving of the notice of termination, then the parties will compute the amount due under this subsection

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

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(b) using the average monthly charge for Services made during such lesser number of calendar months. If termination of this Agreement occurs prior to the Operational Date, then the parties will compute the amount due under this subsection (b) assuming that the Operational Date had occurred when scheduled by Aurum and using the average monthly charges reasonably estimated to be paid by Customer.

All amounts payable under this Section 7.6 will be invoiced and paid prior to the effective date of such termination and prior to the release of any test tapes or other data of Customer.

7.7	Payment Upon Nonrenewal. If Customer gives or receives notice not to renew this Agreement pursuant to Section 2.1, or Customer terminates this Agreement under Section 9.5, Customer will pay to Aurum an amount equal to all amounts then due and payable to Aurum, plus (a) Aurum’s charges for any Additional Services reasonably requested by Customer for deconversion assistance, (b) Aurum’s then standard charges for the resources utilized to prepare any test or conversion tapes, and (c) all other costs reasonably incurred by Aurum in connection with such election not to renew or termination that are described in Section 7.6(a) and that relate to obligations that Customer approved, which extend beyond the then current term of this Agreement or earlier termination date under Section 9.5. All amounts payable under this Section 7.7 will be invoiced and paid prior to the expiration date and prior to the release of any test tapes or other data of Customer.

ARTICLE VIII - LIABILITY AND INDEMNITY

8.1	Limitation of Liability. Section 3.2(d) sets forth Customer’s exclusive remedies for errors in reports or other output provided by Aurum under this Agreement. If Aurum becomes liable to the Customer under this Agreement for any other reason, whether arising by negligence, willful misconduct or otherwise, then (a) the damages recoverable against Aurum for all events, acts, delays, or omissions will not exceed in the aggregate the compensation payable to Aurum pursuant to Section 5.1 of this Agreement for the lesser of the months that have elapsed since the Operational Date or the three months ending with the latest month in which occurred the events, acts, delays, or omissions for which damages are claimed, and (b) the measure of damages will not include any amounts for indirect, consequential, or punitive damages of any party, including third parties, or damages which could have been avoided had the output provided by Aurum been verified before use. Customer may not assert any cause of action against Aurum of which the Customer knew or should have known more than two years prior to such assertion. In connection with the conduct of any litigation with third parties relating to any liability of Aurum to Customer or to such third parties, Aurum will have all rights which are appropriate to its potential responsibilities or liabilities. Aurum will have the right to participate in all such litigation and to settle or compromise its liability to third parties.

8.2	Warranty. Aurum will provide the Services in a professional and workmanlike manner. EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 8.2, AURUM DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, IN FACT OR BY OPERATION OF LAW OR OTHERWISE, CONTAINED IN OR DERIVED FROM THIS AGREEMENT, ANY OF THE SCHEDULES ATTACHED HERETO, ANY OTHER DOCUMENTS REFERENCED HEREIN, OR IN ANY OTHER MATERIALS, PRESENTATIONS OR OTHER DOCUMENTS OR COMMUNICATIONS WHETHER ORAL OR WRITTEN, INCLUDING

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WITHOUT LIMITATION IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

8.3	Force Majeure. Each party will be excused from performance under this Agreement, except for any payment obligations, for any period and to the extent that it is prevented from performing, in whole or in part, as a result of delays caused by the other party or any act of God, war, civil disturbance, court order, labor dispute, third party nonperformance, or other cause beyond its reasonable control, including failures, fluctuations or nonavailability of electrical power, heat, light, air conditioning, or telecommunications equipment. Such nonperformance will not be a default or a ground for termination as long as reasonable means are taken to expeditiously remedy the problem causing such nonperformance.

8.4	Cross Indemnity. Aurum and Customer each will indemnify, defend, and hold harmless the other from any and all claims, actions, damages, liabilities, costs, and expenses, including without limitation reasonable attorney’s fees and expenses, arising out of (a) the death or bodily injury of any agent, employee, customer, or business invitee of the indemnitor, and (b) the damage, loss, or destruction of any property of the indemnitor.

8.5	Reliance on Instructions. Aurum is entitled to rely upon and act in accordance with any instructions, guidelines or information provided to Aurum by Customer, which are given by persons having actual or apparent authority to provide such instructions, guidelines, or information, and will incur no liability in doing so. Customer will indemnify, defend, and hold harmless Aurum from any and all claims, actions, damages, liabilities, costs, and expenses, including without limitation reasonable attorneys’ fees and expenses, arising out of or resulting from Aurum acting in accordance with this Agreement.

ARTICLE IX - MISCELLANEOUS

9.1	Binding Nature and Assignment. This Agreement will be binding on the parties and their respective successors and assigns. Neither party may assign this Agreement unless it obtains the prior written consent of the other party (except that Aurum will have the right to perform the Services itself and through various of its indirect, wholly-owned, United States-based subsidiaries and to subcontract to unaffiliated third parties portions of the Services, so long as Aurum remains responsible for the obligations performed by any of its subsidiaries and subcontractors to the same extent as if such obligations were performed by Aurum employees), which consent will not be unreasonably withheld. The following transactions relating to either party will not require approval of the other party under this Section: any merger (including without limitation a reincorporation merger), consolidation, reorganization, stock exchange, sale of stock or substantially all of the assets, or other similar or related transaction in which such party is the surviving entity or, if such party is not the surviving entity, the surviving entity continues to conduct the business conducted by such party prior to consummation of the transaction.

9.2	Hiring of Employees. During the term of this Agreement and for a period of twelve months thereafter, neither party will, without the prior written consent of the other, offer employment to or

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employ any person employed then or within the preceding twelve months by the other party, if the person was involved in providing or receiving Services.

9.3	Notices. Any notice under this Agreement will be deemed to be given when (i) delivered by hand or when mailed by registered United States mail, return receipt requested, and (ii) addressed to the recipient party at its address set forth in the first paragraph of this Agreement and to the attention of its President, in the case of Customer, or to the attention of President of Premier Group, in the case of Aurum. Either party may from time to time change its address for notification purposes, by giving the other prior written notice of the new address and the date upon which it will become effective.

9.4	Relationship of Parties. Aurum, in providing Services, is acting as an independent contractor and does not undertake by this Agreement or otherwise to perform any regulatory or contractual obligation of the Customer. Aurum has the sole right and obligation to supervise, manage, contract, direct, procure, perform, or cause to be performed all work to be performed by Aurum under this Agreement.

9.5	Modification. Aurum may from time to time modify any of the provisions of this Agreement to be effective at any time on or after the expiration of the Initial Term by giving Customer at least six months prior written notice describing the modification and the date upon which it will be effective (the “Modification Date”). If Aurum gives Customer notice of a modification pursuant to this Section, Customer may, by giving Aurum written notice at least three months prior to the Modification Date, terminate this Agreement as of such Modification Date or at a specified later date. Unless Customer provides such notice, the modification will be effective for any period after the Modification Date.

9.6	Waiver. A waiver by either of the parties of any of the covenants, conditions, or agreements to be performed by the other or any breach thereof will not be construed to be a waiver of any succeeding breach or of any other covenant, condition, or agreement contained in this Agreement.

9.7	Media Releases. All media releases, public announcements, and public disclosures by Customer or Customer’s employees or agents relating to this Agreement or the subject matter of this Agreement, including without limitation promotional or marketing material, but excluding any announcement intended solely for internal distribution by Customer or any disclosure required by legal, accounting, or regulatory requirements beyond the reasonable control of Customer, will be coordinated with and approved by Aurum prior to release.

9.8	Entire Agreement. This Agreement and all attached Schedules constitute the entire agreement between Aurum and Customer with respect to the subject matter of this Agreement. There are no understandings or agreements relative to this Agreement which are not fully expressed herein and no change, waiver, or discharge of this Agreement will be valid unless in writing and executed by the party against whom such change, waiver, or discharge is sought to be enforced. This Agreement may be amended only by an amendment in writing, signed by the parties.

9.9	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of ***.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

13

9.10	Execution of Agreement. Three original copies of this Agreement will be executed and submitted to Aurum by Customer. This Agreement will become effective when Aurum executes this Agreement. Aurum will return one of the executed copies to Customer. By executing this Agreement, Customer represents and warrants that (a) this Agreement has been duly authorized; (b) such execution does not, and will not, cause a breach by Customer of any other contract, agreement, or understanding to which Customer is a party; and (c) this Agreement constitutes a valid, fully enforceable, and legally binding obligation of Customer. Customer will maintain this Agreement as an official record of Customer continuously from the time of its execution.

IN WITNESS WHEREOF, Customer and Aurum have caused this Agreement to be signed and delivered by its duly authorized representative.

CUSTOMER		AURUM TECHNOLOGY INC.

By:	/s/ RONALD W. BACHLI	By:	/s/ ROBERT H. CARPENTER, JR.
Printed		Printed
Name:	Ronald Bachli	Name:	Robert H. Carpenter, Jr.
Title:	CEO	Title:	Vice President
Date:	12/21/00	Date:	10/22/2003

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SCHEDULE A

BASIC SERVICES

I.	Data Processing Services

Effective on the Data Processing Services Operational Date (as determined in accordance with the Agreement), Aurum shall provide the following Basic Services for Customer in a service bureau environment:

(a)	Base System

Effective on the Data Processing Operational Date, the following host-based application processing modules (the “Base System”) will be on-line and available for Customer access from Customer’s terminals as set forth in Section I(b) and Section I(c) of this Schedule A.

Product Name	Product Vendor	Product Code	Number
Central Information File	ITI	CIS	101-000
Demand Deposit Accounting System	ITI	DDA	102-000
Express Exception Item System	ITI	EIM	102-103
Savings Accounting System	ITI	SAV	103-000
Retirement Reporting Module	ITI	RRM	103-101
Certificate of Deposit Accounting System	ITI	COD	104-000
Loan Accounting System	ITI	LAS	105-000
General Ledger Accounting System	ITI	FMS	151-000
Holding Company Module	ITI	HCM	151-101
Item Entry System	ITI	IES	106-000
Accounts Payable System	ITI	APS	702-000
Automated Credit Reporting Module	ITI	CRM	105-101
ATM File Transfer Module	ITI	AFT	220-000
Asset/Liability Management Module	ITI	ALM	152-103
Bond Accounting System	ITI	BAS	153-003
Check Reconcilement System (internal official items only)	ITI	CRS	350-000
Currency Transaction System	ITI	CTS	320-000
Data Communications File Transfer Module	ITI	DFT	221-000
Delinquent Child Support Module	ITI	DCSM	101-506
Federal Call Reporting Module	ITI	FCR	390-003
Fixed Assets System	ITI	FAS	400-000
On-line Collection	ITI	OLC	105-203
Paperless Item Module	ITI	PIM	380-000
Platform Transfer Module	ITI	PTM	101-100
Platform Transfer Interface for CFI Deposit Pro	ITI	PMCD	101-105
Platform Transfer Interface for CFI Laser Pro	ITI	PMCB	101-101
Premier II Graphical User Interface	ITI
Signature Management Module	ITI	SMM	107-116
Output Management System	Aurum	OMS	000-00

(b)	On-line Host Availability

On-line Systems will be available for use from 7:30 a.m. until 7:00 p.m., each Monday through Friday that is a Business Day. The Aurum System will be updated each Business day.

(c)	Extended Host Availability

The Aurum System will also be available for use from 9:00 a.m. until 2:00 p.m. each Saturday. The Aurum System will not be updated on non-Business days. Aurum may, with not less than two weeks prior written notice to Customer, conduct System maintenance, hardware and/or software upgrades, and/or other System functions that may require that the Aurum System not be available to Customer during the period of Extended Host Availability.

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BASIC SERVICES

(d)	Holiday Schedule

Aurum’s Data Center will observe all Federal Reserve Bank holidays. On-line service and System updates will not be available to Customer on those days, except as mutually agreed upon in advance and for a fee to be agreed upon in advance.

(e)	Reports and Report Distribution

Daily on-line reports available via OMS/PDS downloads at 8:00 a.m. on Business Days.

Monthly on-line reports available via OMS/PDS downloads at Noon on the Monday following the end of the month.

Quarterly on-line reports available via OMS/PDS downloads at Noon on the Monday following the end of the month.

Annual on-line reports available via OMS/PDS downloads at Noon on the 3rd Business Day following the end of the year.

(f)	Customer Service Telephone Support

Monday - Friday Business Days 5:00a.m. - 5:30p.m.

(g)	Relationship Manager Support

An Aurum Relationship Manager will be available from time to time on-site at Customer’s location upon Customer initiated request for scheduled meetings at a frequency of at least once every month.

(h)	Third Party Review

***

(i)	Forms Printing

Statements

Audit Confirmations

Year-end Notices

(j)	Telecommunications Support

Monitor data communication line between Customer and Aurum

(k)	Data Transmission

Magnetic Tapes - receipt and origination

Transmissions - receipt and origination

(1)	Other Services

Microfiche Production

(m)	PC Software

Product Name	Vendor
PC-based portion of Output Management	Aurum
System (OMS)

(n)	SMART Reports

Basic Services include 50 SMART reports a month. One SMART report is defined as an individual ad-hoc report that is defined on-line by Customer on the Aurum System from Customer’s terminal. Said report will be processed during the nightly update, or following the nightly update, and be distributed to Customer with Customer’s other reports. Each time said report is created for Customer’s use shall constitute one (1) such report.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE A

BASIC SERVICES

II.	Item Processing Services

All Item Processing Services shall be performed pursuant to Customer’s reasonable specifications, subject to the capabilities of Aurum’s hardware and software utilized to deliver said Item Processing Services.

1. Definitions

The following definitions apply to the Basic Services described in this Schedule A and are provided as a supplement to definitions included in the Agreement:

(a)	“Account” shall an end-customer account type (open or closed), including but not limited to any demand deposit, savings, certificate of deposit or loan account offered by Customer to its end-customer(s).

(b)	“Change Disposition” shall mean changes to instructions regarding disposition of any Item by Customer after the 14:00 Return Item deadline and prior to 16:00 on any Business Day. Aurum will pay or return said Item in accordance with Customer’s instructions.

(c)	“Crippled Statement” shall mean an end-customer statement whose number of Items to be enclosed is greater than or less than the enclosure count for that statement.

(d)	“Customer’s Data Processing Services Provider” is the customer itself or vendor (Aurum) appointed by Customer to perform Customer’s core data processing services.

(e)	“Exception Item” shall mean an Item, the automated processing of which is interrupted because of a condition defined by Customer, such definitions which may be changed from time to time.

(f)	“Exception Item File” shall mean the file of Exception Items that Customer’s Data Processing Services Provider or Customer’s end customer creates and transmits to Aurum.

(g)	“Full Field Encoding Item” shall mean any Item that requires a field or fields to be MICR encoded other than the amount field.

(h)	“Inclearing Item” shall mean a Customer Item that Aurum receives from the Federal Reserve Bank or other financial institution with an incoming cash letter for the purpose of performing Item Processing Services.

(i)	“Item Image” is a digitized black and white image of the front and back of each Item.

(j)	“Item Posting File” shall mean a file that Aurum creates from captured Items for transmission to Customer’s Data Processing Services Provider.

(k)	“Item Processing Services” are the Services described in Schedule A and are also referred to herein as “Basic Services”.

(l)	“MICR” is the magnetic ink character recognition information that is encoded on Items for processing.

(m)	“MICR Rejects” shall mean Items captured during prime pass that are rejected due to the inability to properly interpret the MICR encoding. The inability to interpret the MICR encoding may be caused by a variety of reasons, including but not limited to: (a) poor MICR encoding; (b) missing MICR encoding; (c) physical document damage. Aurum will electronically repair the MICR Rejects.

(n)	“On-Us Item” shall mean an Item that is drawn on the Customer or Customer’s end-customer.

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(o)	“Original Item Retrieval” shall mean occasionally removing Items from the check vault upon Customer’s request.

(p)	“Over-the-Counter” shall mean Items submitted by Customer branch offices, departments, or Customer’s end-customers for the purpose of performing Item Processing Services.

(q)	“Posting Reversals” shall mean the monetary reversal of posted Items.

(r)	“Pre-encoded Item” shall mean an Item received by Aurum that has required MICR line fields encoded, which Aurum will capture.

(s)	“Return Item” shall mean an Item that Customer instructs Aurum to return. Customer will provide Aurum with a reason for the return of Return Items.

(t)	“Serial Fine Sort” shall mean the sorting of check Items into account and check number order.

(u)	“Special Programming” shall mean the provision of programming resources to support Customer’s request for new or modified products or services.

(v)	“Statement Cycle Change” shall mean a change to the numerical value of the statement cycle assigned to each Account within the Customer’s Deposit System.

(w)	“Statement Cycle Date” shall mean the ending cycle date printed on end-customer’s Account statement.

(x)	“Statement Rendering” shall mean the insertion of an end-customer statement and required Items and inserts into an envelope, sealing the envelope and affixing the appropriate postage in preparation for mailing to the end-customer.

(y)	“Transit Item” is an encoded or unencoded Item drawn on another financial institution that Aurum will capture for the purpose of creating an outgoing cash letter.

(z)	“Unencoded Item” shall mean a document received by Aurum where the dollar amount is not encoded.

2. Item Processing Services

Aurum shall provide the following Basic Services to Customer:

(a)	Inclearing Services

(i)	Inclearing Item Capture

Aurum will receive Customer’s Inclearing cash letter from the Federal Reserve Bank or other financial institution and balance the Items to the cash letter amount. Aurum will digitize and capture black and white images of the front and back of each Item, endorse each item and assign a sequential trace number, which becomes a part of the Inclearing transaction. Items rejected from the capture will be corrected and re-entered. When all Inclearing Items are captured and balanced an Item Posting File containing all Inclearing Items will be created for transmission to Customer’s Data Processing Services Provider. When required, Aurum will capture and outsort Inclearing Items creating cash letters for financial institutions who are end-customers of Customer or end-customers who utilize payable through draft processing.

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BASIC SERVICES

(ii)	Inclearing Item Posting File Transmission

Aurum will complete the transmission of an Item Posting File containing all Inclearing Items to Customer’s Data Processing Services Provider no later than 17:30 on Monday and 18:00 on Tuesday through Friday.

(iii)	Incoming Cash Letter Balancing

The daily incoming cash letter will be reconciled to the dollar amount charged by the Federal Reserve Bank or other financial institution. All cash letter differences, missing items, extra items, etc., will be reconciled and the proper balancing reports and/or entries will be prepared.

Aurum will prepare Customer provided adjustment entries for all differences greater than $2.00. The adjusting entry will be image captured and inserted into the entry run.

For differences of $2.00 or less the adjusting debit or credit entry will be processed to the Customer’s designated general ledger account. A Customer provided adjustment entry will not be prepared for this difference. In such instances, Aurum will provide source of receipt to Customer.

All errors detected during the incoming cash letter process are to be adjusted the same Business Day. Aurum will notify Customer of all same day settlement adjustments prior to 14:00 on the Business Day of presentment. Aurum will provide Customer with copies of all adjusting entries that are prepared and the supporting documentation substantiating the adjustment. This documentation will be packaged and made available for pickup by Customer or Customer’s courier prior to 15:00 the Business Day of presentment.

(b)	Exception Item Processing

(i)	Exception Item File Transmission

By 04:30 the morning of each Tuesday, 03:30 the morning of each Wednesday through Friday, 06:30 on Saturday and 05:30 on Business Days following Customer holidays, the transmission of Customer’s complete Account Exception Item File from Customer’s Data Processing Services Provider to Aurum will be completed.

(ii)	Cycle Sort/Exception Item Pull

Aurum will make images of Exception Items available for Customer review and extraction by 07:00 each day Monday through Saturday and Exception Items available for pickup by Customer or Customer’s courier by 07:30 on Monday and Wednesday through Friday, 09:30 on Tuesday and 10:30 the Business Day following a holiday.

(iii)	Outgoing Return Item Processing

Items designated by the Customer as Return Items will be returned by Aurum to the Federal Reserve Bank the same Business Day; provided Customer has met the applicable Aurum Return Item deadline. Items to be returned by Aurum will be marked in accordance with Federal Reserve regulations.

After Customer has reviewed its exception item reports and made the necessary pay/no-pay decisions, Customer’s Data Processing Services Provider will complete transmission of a file in a format mutually agreed to by the parties containing all Return Item requests with reason for return by 14:00 each Business Day for Items captured the previous Business Day. Aurum will out sort, balance to Customer provided control total and properly stamp each Item to be returned with the Customer’s designated reason, and prepare the Return Item cash letter to be picked up by the Customer or Customer’s courier for delivery to the Federal Reserve Bank by 22:00 each Business Day. Such Items to be returned will be

SCHEDULE A

BASIC SERVICES

contained in a file transmitted by Customer’s Data Processing Service Provider. One cash letter copy is to be retained by Aurum and one copy will be forwarded to Customer.

Aurum will qualify each Return Item in accordance with Regulation “CC” specifications; provided that the applicable Return Item deadline has been met by Customer.

(iv)	Large Item Notification

Upon at least ten (10) days prior written notice from Customer, Aurum will begin to notify the financial institution of first deposit of all dishonored checks for $2,500.00 or more, or other amount to remain in compliance with Regulation CC and any other applicable federal laws and regulations. By 23:59 of each Business Day, Aurum will have completed transmission of large item notifications for those items requiring them that were presented the previous Business Day. By 08:00 of the Business Day following dispatch of the return item cash letter and transmission of the large item notification, Aurum will make a report of all large item notices processed on the previous Business Day available for pickup by Customer or Customer’s courier.

(v)	Change Disposition

Aurum will pay or return Change Disposition Items in accordance with Customer’s instructions,

(c)	Over-the-Counter Item Processing

(i)	Conventional Encoding POD

Aurum will receive unencoded and pre-encoded proof work processed at Customer’s and Customer’s end customer locations in accordance with mutually agreed upon delivery time. Aurum will proof each transaction and encode the dollar amount of each unencoded Transit Item and full field encode Customer defined on-us Items. MICR encoding of amounts, balancing, and preparation of checks, deposits, payments, and other financial documents for POD processing will be done by Aurum. Proof corrections detected by Aurum will be available for pickup by Customer or Customer’s courier by 07:00 the Business Day following the day of presentment.

Teller balancing tapes and tapes accompanying deposits will be included in the daily work sent to Aurum by Customer, and Aurum will make said balancing tapes and item processing Exception Items such as debits or credit Items without offsets or Items from unbalanced transactions remaining at the end of each Business Day’s processing available for pickup by Customer or Customer’s courier by 07:00 the Business Day following the day of presentment.

All Unencoded Items delivered to Aurum by the required delivery deadline will be processed to meet Customer’s outgoing correspondent cash letter deadline; provided, however, that Aurum shall have at least three (3) hours to process unencoded work and three (3) hours to process pre-encoded work. Aurum will make best reasonable efforts to handle Customer’s work received after the required deadline.

(ii)	Proof Corrections

Aurum will prepare proof corrections to Customer’s end-customer on electronic forms for reasons including but not limited to:

a)	Error(s) found in addition or subtraction

b)	Check Item was listed for the wrong amount

c)	Tape total was listed incorrectly

d)	Check Item listed was not enclosed

e)	Check item enclosed, not listed

f)	Cash not included in deposit total

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BASIC SERVICES

g)	Tape total not listed in deposit

h)	Collections not included in deposit

i)	Non-Negotiable Item in deposit

j)	Items drawn on foreign institutions

Aurora will prepare proof corrections to Customer’s designated general ledger account on electronic forms for reasons including but not limited to:

a)	Cash ticket missing

b)	Cash ticket for wrong amount

c)	Wrong cash ticket used

d)	Currency included in work

e)	Cashed check Item missing

f)	Cashed check Item enclosed was not listed

g)	Cashed check Item for wrong amount

h)	Other miscellaneous correction

i)	Items drawn on foreign institutions

Any debit or credit deposit adjustment of $2.00 or less (said dollar amount may reasonably be adjusted over time, based on Customer requirements) will be charged to a sundry general ledger account, to be identified by Customer using a system generated electronic entry. Any debit or credit deposit adjustment of more than $2.00 (said dollar amount may reasonably be adjusted over time, based on current industry standard practices) will be charged to Customer’s end-customer or Customer’s designated general ledger account using electronic forms. All errors detected during the Over-the-Counter process are to be adjusted the same day.

Copies of adjustments will be distributed as follows:

•	Original will be processed with the proof transactions; and

•	Offsetting side of the entry will be sent to the Customer for processing.

(iii)	Courtesy Amount Recognition

Aurum will electronically pass all captured Unencoded Items through courtesy amount recognition (CAR) software for the purpose of interpreting the courtesy amount.

(vi)	Image Base Key Entry

Aurum will complete the electronic dollar amount information record from the MICR line for those items not recognize by CAR software.

(v)	Power Encode

Aurum will process items through a transport that automatically encodes MICR data onto a percentage of the items without an operator keying each item.

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BASIC SERVICES

(vi)	Over-the-Counter Capture

Aurum will digitize and capture the black and white images of the front and back of each Over-the-Counter Item, endorse each Item and assign a batch and sequence number to each Item.

(vii)	Pre-encoded Item Capture

Aurum will digitize and capture the black and white images of the front and back of each Pre-encoded Item, endorse each Item and assign a batch and sequence number to each Item.

(viii)	Image Reject Re-entry

Aurum will complete or correct the electronic information record from the MICR line.

(ix)	Over-the-Counter Item Posting File Transmission

Aurum will complete the transmission of an Item Posting File containing all Over-the-Counter Items to Customer’s Data Processing Services Provider no later than 23:00 on Monday through Thursday, 24:00 on Friday and 24:00 on Business Days following Customer holidays.

(x)	Cash Letters

Outgoing cash letters will be prepared in accordance with Customer’s cash letter requirements, which may change from time to time. As an Additional Service, Items for cash letter endpoints greater than twelve (12) will be re-passed and prepared in accordance with Customer’s cash letter requirements, which may change from time to time.

(d)	Item Storage, Archive and Access

(i)	Warehousing and Bulk File

Aurum will store Items by cycle and date according to Customer’s statement cycle definitions in a secure environment.

(ii)	Conventional Statement Fine Sort

At cycle time the cycled Items scheduled for return to Customer’s end-customer will be fine sorted by account number in preparation for statement rendition. Rejects from the fine sort process will be manually filed.

(iii)	Daily Item Fine Sort

On a daily basis Aurum will fine sort internal Customer documents, including but not limited to: loan Items, general ledger Items and savings Items into amount or Account number order. Daily fine sorted Items from the will be available for pickup by Customer or Customer’s courier by 08:30 the Business Day following the day of presentment.

(iv)	Original Item Storage

Aurum will retain in a secure environment the Items not returned in Customer’s end-customer statements in their original media for one (1) calendar month and then return the Items to the Customer or make the Items available for pickup by the Customer or a Customer designated agent.

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BASIC SERVICES

(v)	Image Item Storage and Archive

Aurum will retain the Item Images on redundant arrays of independent disk (RAID) storage for ninety (90) Calendar Days. Prior to the expiration of the ninety (90) day RAID storage period, Aurum will transfer the Item Images to optical disk, DVD-ROMs, CD-ROM(s) or comparable storage media for near-line storage in a jukebox provided by Customer as per Aurum specifications that will be maintained by Customer at Customer’s expense for retention at Customer’s location(s). Aurum will also create a duplicate copy of each optical disk, DVD-ROM, CD-ROM or comparable media for Customer’s off-site storage.

(vi)	Image Workstation Access and Retrieval

Aurum will grant a license to Customer to use the applicable computer software, under which license Customer may use such applicable computer software to retrieve Item Images by utilizing Customer’s equipment and telecommunications circuitry to access the RAID V located at the Aurum Data Center and optical disk, DVD-ROMs, CD-ROMs or comparable storage media located at Customer’s location(s). Included in the Basic Services, Aurum will provide access to Item Images for fifteen (15) concurrent Customer sessions with access software, which may be installed on up to seventy-five (75) Customer workstations.

(e)	Statement Printing, Rendition and Mailing

(i)	Conventional Statement Printing

Aurum will receive one or more conventional statement print files in a format mutually agreed to by the parties from Customer’s Data Processing Service Provider by 04:00 on the first Business Day following the Statement Cycle Date. Customer’s Data Processing Service Provider will provide Aurum with one or more segregated print files for end-customer statements in a format mutually agreed to by the parties targeting the following segregation categories: (a) with Item enclosures less than fifty-four (54), (b) with Item enclosures fifty-four (54) or greater; (c) zero Item enclosure; and (d) special request statements. Aurum will print end-customer statements in simplex or duplex mode as is mutually agreed to by Customer and Aurum. The print quality will be consistent with that required by automated ZIP code sorting equipment and acceptable to Customer, Aurum and Customer’s ZIP code sort vendor.

(ii)	Conventional Statement Rendering – Automated Handling

Aurum will match the boxes of sorted checks with the printed statements. Each box of checks is inspected to ensure that the first check’s account number matches the first statement’s account number and that the last check’s account number matches the last statement’s account number. For statements with less than fifty-four (54) Item enclosures, Aurum will use an insertion machine to read the intelligent insertion marks or bar code imprinted on the statement and match this count against the number of Items and printed pages presented. If the counts match, the machine inserts the Items, statement and any inserts into a Customer provided standard window envelope that is of a quality consistent with that required by automated Statement Rendering equipment and acceptable to Customer and Aurum, seals the envelope and applies the proper pre-sort first class postage so that the envelope can be released to the ZIP code sort vendor.

Statements fifty-four (54) or more Items are non-machineable and are rendered manually by Aurum. Aurum will review fine sort reject Items and where possible resolve Item count discrepancies prior to categorizing a statement as a Crippled Statement. If any Item count discrepancy cannot be resolved, Aurum will follow Customer’s written instructions for statement handling; such instructions to be mutually agreed to in advance for statement handling.

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BASIC SERVICES

(iii)	Conventional Statement Rendering – Manual Handling

Aurum will manually render conventional statements that do not qualify for automated rendering due to excessive physical page count (greater than nine (9)) or excessive Item count (fifty-four (54) or more)) will count all Items and match this count against the number of enclosures indicated on the statement. If the count matches, Aurum will insert the statement, Items and any inserts into a Customer provided envelope that is acceptable to Customer and Aurum, seal the envelope, apply the proper pre-sort first class postage and release the envelope to the ZIP code sort vendor.

Aurum will review fine sort reject Items and where possible resolve Item count discrepancies prior to categorizing a statement as a Crippled Statement. If any Item count discrepancy cannot be resolved, Aurum will follow Customer’s written instructions for statement handling; such instructions to be mutually agreed to in advance for statement handling. Aurum will process as exceptions any statements that are not to be mailed to the end-customer via pre-sort first class mail. These exception statements will be identified by unique intelligent insertion marks or bar code, which will be mutually agreed upon by Aurum and Customer. From information printed on the statement or provided separately by Customer, Aurum will forward the statement to the appropriate location as designated.

(iv)	Conventional Account Statement Rendering – Crippled

Aurum will process as exceptions and make available for pickup by Customer or Customer’s courier by 07:00 of the Business Day following determination of the Crippled Statement condition all Crippled Statements.

(v)	Conventional Account Statement Rendering – No Item Enclosures

Aurum will use an insertion machine to read the intelligent insertion marks or bar code imprinted on the statement, fold the correct number of pages, insert the statement and inserts into a Customer provided standard window envelope that is of a quality consistent with that required by automated Statement Rendering equipment and acceptable to Customer and Aurum and seal the envelope. Pre-sort first class postage is then applied before the envelopes are released to the ZIP code sort vendor.

(vi)	Conventional Serial Fine Sort

Aurum will Serial Fine Sort Items for accounts designated by Customer. Accounts requiring Serial Fine Sort will be maintained in a separate statement cycle on the Customer’s core data processing system or designated as Serial Fine Sort accounts in a manner that is acceptable to Customer and Aurum.

(vii)	Image Archive Statement Merge

By 06:00 on the second Business Day following the Statement Cycle Date when Aurum receives an image statement print file from Customer’s Data Processing Services Provider, Aurum will also receive an image match file in a format mutually agreed to by the parties. This file will facilitate merging Item Images with image statement text in preparation for image statement printing and image statement rendering.

(viii)	Image Statement Printing

Aurum will receive an image statement print file in a format mutually agreed to by the parries from Customer’s Data Processing Service Provider by 06:00 on the second Business Day following the Statement Cycle Date. After the image archive statement merge process, Aurum will print image statement text and Item images in simplex or duplex mode, as is mutually agreed to by Customer and Aurum, in preparation for image statement rendering. The print quality will be consistent with that required by automated ZIP code sorting equipment and acceptable to Customer, Aurum and Customer’s ZIP code sort vendor.

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(ix)	End-Customer CD-ROM Statement

Aurum will retrieve check images from the Aurum-controlled online archive; merging those check images with the corresponding periodic statement text; and write that data, along with end-customer licensed viewing software, to a CD-ROM for delivery to and use by the end-customer.

(x)	Image Statement Rendering – Automated Handling

Aurum will use an insertion machine to read the intelligent insertion marks or bar code imprinted on the statement, fold the correct number of pages, insert the statement and inserts into a Customer provided standard window envelope that is of a quality consistent with that required by automated Statement Rendering equipment and acceptable to Customer and Aurum and seal the envelope. Pre-sort first class postage is then applied before the envelopes are released to the ZIP code sort vendor.

(xi)	Image Statement Rendering – Manual Handling

Aurum will manually render image statements that do not qualify for automated rendering due to excessive physical page count (greater than nine (9)). Aurum will insert the statement and any inserts into a Customer provided envelope that is acceptable to Customer and Aurum, seal the envelope, apply the proper pre-sort first class postage and release the envelope to the ZIP code sort vendor.

Aurum will process as exceptions any statements that are not to be mailed to the end-customer via pre-sort first class mail. These exception statements will be identified by unique intelligent insertion marks or bar code, which will be mutually agreed upon by Aurum and Customer. From information printed on the statement or provided separately by Customer, Aurum will forward the statement to the appropriate location as designated.

(xii)	Image Statement CD-ROM Rendering – Manual Handling

Aurum will manually render image statement CD-ROM’s. Aurum will insert the CDD-ROM and any inserts into a Customer provided envelope that is acceptable to Customer and Aurum, seal the envelope, apply the proper pre-sort first class postage and release the envelope to the ZIP code sort vendor.

Aurum will process as exceptions any statement CD-ROM’s that are not to be mailed to the end-customer via pre-sort first class mail. These exception statement CD-ROM’s will be identified in a manner that is mutually agreed upon by Aurum and Customer. From information provided by Customer, Aurum will forward the statement to the appropriate location as designated.

(xiii)	Statement Inserts

Aurum will insert up to four (4) statement inserts into Customer statements. The statement inserts will be of a size, format and quality that is consistent with that required by automated Statement Rendering equipment and acceptable to Customer and Aurum. The proposed statement inserts will be submitted to Aurum at least ten (10) Business Days in advance of the Statement Cycle Date.

(f)	Other Services

(i)	Research

Aurum will provide Customer with assistance to resolve out-of-balance conditions particular to inbound or outbound check processing operations.

(ii)	Original Item Retrieval

At Customer’s request, Aurum will retrieve Items from the check vault.

SCHEDULE A

BASIC SERVICES

(iii)	Item Posting File Transmission Contingency

In the event that Aurum is unable to successfully transmit any Item Posting File to Customer Aurum will burn a CD-ROM or DVD containing the data and make it available for pickup by Customer or Customer’s courier, or, arrange for courier delivery to Customer’s Data Processing Services Provider.

(iv)	Image Processing System Reports

Aurum will write image system daily reports to an electronic file in an ASCII format each Business Day and make the file available for pickup by Customer using an TCP/IP transfer utility prior to 07:30 the following Business Day.

(g)	Miscellaneous

(i)	Programming Support

Aurum will provide Special Programming at Customer’s request for new or modified products or services at the rate quoted in Schedule C of this Agreement.

(ii)	On-site Consulting

Aurum will provide item processing consulting services at Customer’s request for new or modified products or services at the rate quoted in Schedule C of this Agreement.

(iii)	Courier Services

Aurum will manage the courier that is responsible for transportation of Inclearing Items from the Federal Reserve Bank to the Aurum Image Operations Center and the courier that is responsible for transportation of Transit Items to the Federal Reserve Bank or other upstream correspondent banks. Customer will be responsible for the selection of the courier services provider and all courier and transportation related expenses.

III	Conversion Services

Aurum shall provide Conversion Services required to implement services detailed above. Customer and Aurum will develop a mutually agreeable business design and implementation plan detailing responsibilities, accountabilities, tasks and timelines for both Aurum and Customer. Customer and Aurum will determine a mutually agreeable implementation timeline that will commence at contract execution and culminate with the implementation of contracted services at the conclusion of a three (3) to four (4) month development period. Aurum and Customer agree to provide each other with reasonable access to personnel required to develop and implement the image services solution as defined in the implementation project plan.

SCHEDULE B

OPTIONAL SERVICES

I.	Description of Optional Services

The following host-based application processing modules or services (“Optional Services”) will be available for an additional charge, for on-line customer access from Customer terminals. Optional Services charges are listed in Schedule C, Section II. It is the Customer’s responsibility to review the ITI documentation, utilize outside resources such as consultants, input module specifications and train end-users for Optional Services. The Conversion Services listed in Schedule C, Section III are not intended to include these Optional Services.

Optional Services	Product Vendor	Product Code	Product Number
Telebanc - Telephone Banking Module	ITI	TBM	370-000
Loan Custodial Module	ITI	LCM	105-303
TTM Interface PLUS	ITI	TTMP	107-120
TTM-Interface - EZ Teller	ITI	TTMZ	107-136
Safe Deposit Box Accounting	ITI	SDB	120-003
ATM On-line Interface – Transalliance	ITI	ATM	214-118
Premier Director Host	ITI	PDSH	110-000
EBB Interface for PCBanc	ITI	EBW	370-200
PCBanc Comm Server	ITI		370-202
EBB Interface for ExecuBanc II	ITI	EBW	370-000
Execubanc for Windows Interface	ITI	EBW	370-400
EBW Comm Server	ITI		370-402
Bill Payment Module	ITI	BPM	372-003
Invision	Aurum

B - 1

SCHEDULE C

SERVICE CHARGES

I.	Basic Services.

(a)	Data Processing Services

(i)	Base Systems. The monthly service fee for Basic Services provided using the Systems listed in Section I (a) of Schedule A (“Base Systems”) is based on the number of Account Records, open or closed, maintained on the System at the end of each month. For Basic Services provided using Base Systems, Customer will pay Aurum per Account Record. An “Account Record” is defined as an end-customer account type, including but not limited to any demand deposit, savings, certificate of deposit or loan account. Customer will pay Aurum based on the following tiered schedule:

0-100,000 accounts 100,001 > 125,000 accounts 125,001 > 150,000 accounts 150,001 > 175,000 accounts 175,001 > 200,000 accounts 200,001 accounts and over

$*** per open/closed Account Record

$*** per open/closed Account Record

$*** per open/closed Account Record

$*** per open/closed Account Record

$*** per open/closed Account Record

$*** per open/closed Account Record

(ii)	Other Services. The monthly fees for other Basic Services identified in Schedule A are as follows:

Description	Service Fee
On-line terminal connections	$*** per terminal per bank
SMART Reports	$*** per report (after 50 reports)
SMART pullfiles – repetitive	$*** per pullfile per month
Internet pullfiles	$*** per month per bank
Cash Management Transmissions	$*** per month flat rate
Item Processing Transmissions	$No Charge (if Aurum)
ATM Transmissions	$*** per month
(2 batch transmissions per day)
OMS Maintenance	$*** per month per bank
Miscellaneous Transmissions	$*** per transmission
Miscellaneous Tapes	$*** per tape
Third Party Review	$*** per copy (first copy at no charge)
Audit Confirmations Printing	$*** per notice
1098/1099 Notice Printing	Quote (See Third Party Charges)
Check Printing	$*** per check
Telecommunications - to Aurum	Quote
Telecommunications Monitoring - to Aurum	Quote

(iii)	Third Party Charges. Third party charges, including but not limited to, postage, processing supplies, zipsort and courier will be billed directly to Customer from the respective third party.

(iv)	Man-time. The following apply:

Description	Service Fee
Systems Consultant	At the current Aurum rate
Project Manager	At the current Aurum rate
Training Specialist	At the current Aurum rate

(v)	Minimum Monthly Fee. Beginning on the Conversion Date, if Customer’s actual charges as computed in accordance with Section I of this Schedule C, are less than $***, Customer’s Base Fee payable in advance shall be $***.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE C

SERVICE CHARGES

(b)	Item Processing Services

The monthly service fee for Basic Services is based on the volume of the described services multiplied by the unit cost/charge for that service. A base fee will be invoiced by Aurum and payable in advance. Amounts due as a result of excess volume will be invoiced and payable in arrears.

Unit Cost
Inclearings Conventional Capture	$*** per item
Inclearings Image Capture	$*** per item
Cash Letter Creation	$ No Charge
Exception Pull/Cycle Sort	$*** per item
Outbound Return Items	$*** per item
Large Item Notification	$*** per item
Image Based Courtesy Amount Recognition	$*** per item
Image Base Key Entry	$*** per item
Power Encode	$*** per item
Conventional Encoding POD	$*** per item
Proof Corrections < $5.00	$*** per item
Proof Correction > $5.00	$*** per item
POD Conventional Capture	$*** per item
POD Image Capture	$*** per item
MICR Reject	$*** per item
Bulk File/Warehouse	$*** per item
Account/Statement Fine Sort	$*** per item
Serial Fine Sort of Items	$*** per item
Statement Print	$*** per page
DDA Statement Rendition Automated w/ zero encl.	$*** per statement
DDA Statement Rendition Automated w/ enclosures	$*** per statement
DDA Statement Rendition Manual w/ zero encl.	$*** per statement
DDA Statement Rendition Manual w/enclosures	$*** per statement
Special Handling Statement Rendition	$*** per statement
Savings Statement Rendition - No enclosures	$*** per statement
Customer Statement CD-ROM	$*** per CD
Statement Inserts - Regular	$*** per statement
Statement Inserts - Special	$ Quote
Manual Item Retrieval	$*** per item
Research	$*** per hour
Client Archive DVD	$*** per item
(excluding media)
On-line Archive Access	$*** per month
(10,000 images per month)
$*** per image over 10,000

c)	Other Expense

Description	Charge
Telecommunications Charges	Customer Expense
Postage	Customer Expense
Funded in Advance
Zip Sorting	Customer Expense Direct
Bill by Zip Sort Vendor
Federal Reserve Courier	Aurum Managed,
Customer Expense Direct
Other Courier	Customer Managed,
Customer Expense Direct
Mailing Supplies	Customer Expense
Forms and Paper	Customer Expense and
Customer Provided,
including but not limited to statement form,
envelopes, general ledger tickets, custom
control tickets

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE C

SERVICE CHARGES

II.	Optional Services. For Optional Services, Customer will pay the following fees in addition to the charges listed in Section I of Schedule C:

Description	Fee
Telebanc - Telephone Banking Module	$*** per month, includes 2,000 calls
Loan Custodial Module	$*** per call over 2,000 calls for banks using Aurum Telebanc server $*** per month
0 – 112,000 accounts
TTM Interfere PLUS	$*** per month
TTM-Interface - EZ Teller	$*** per account; (minimum $150.00 per month)
Safe Deposit Box Accounting	$*** per month per bank
ATM On-line Interface – Transalliance	$*** per month
Premier Director Host	$***
EBB Interface for PCBanc	$*** per month
PCBanc Comm Server	$*** per month
EBB Interface to ExecuBanc II	$***
Execubanc for Windows Interface	$*** per month
EBW Comm Server	$*** per month
Bill Payment Module Invision	$*** per month $*** per month Sacramento Commercial
$*** per month Bank of Orange County
$*** per month

III.	Conversion Services. For Conversion Services listed in Section III of Schedule A, Customer will pay the following one-time fees:

(a)	Data Processing Project Management /Conversion – Placer Sierra Bank	$***

Development, execution and testing of database for converting from an in-house ITI system to Aurum/ITI. Including but not limited to overall project management and weekly conversion status meetings; ATM, CRS and Payroll transmission testing; SMART and Invision specification set-up; IES, BFM and PEM file testing; and establishing Director, Execubanc II and ATM certifications.

(b)	Item Processing Conversion – Placer Sierra Bank and Sacramento Commercial Bank	$Quote

The one-time charge for conversion to image item processing will be determined after further review. Conversion Services charges for additional or future conversions will be quoted separately by Aurum. The one-time charge does not include supplies, forms, telecommunications network design, telecommunications line installation and testing, data communications equipment at Customer and Aurum Data Center locations, or travel-related expenses. Additionally, the one-time charge does not include image archive

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE C

SERVICE CHARGES

jukebox hardware, jukebox server hardware, jukebox software or installation of such which will be required at Customer’s site and that will be paid for by the Customer.

(c)	Telecommunications

	Modems, Terminal Emulation Data Communications Hardware Data Communications Set-up ATM Service Set-up Fee	Bank Expense Bank Expense Bank Expense Bank Expense

(b)	Output Management System		$Quote

Plus any applicable taxes and shipping expenses for the OMS implementation and hardware including but not limited to PC, optical drive, optical disks, modem, mouse, keyboard and monitor. Aurum will provide the OMS software to Customer for Customer’s use in connection with Aurum’s Services at no additional charge.

(e)	Invision Ad Hoc reporting	$*** installation fee $*** per day on -site training $*** - User Guide (plus shipping per manual)

(f)	On-site Conversion Assistance

Optional on-site assistance during conversion week at $*** per hour per person.

(g)	New Module Installation

An installation charge may apply for modules listed in Schedule A or B but not is use at this time in the banks.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE D

CUSTOMER SYSTEMS

“Customer Systems” are the Systems to be provided by Customer for use in conjunction with Aurum Systems, Customer Systems include, but are not limited to the following:

System	Vendor
Data Communications Equipment	Various
LaserPro	CFI
Deposit Pro	CFI
Teller Equipment	Various
Teller Automation Software	EZ Teller
Platform Automation Software	Various
InfoConnect	ITI
InfoConnect Intercom	Attachmate
InfoConnect FileXpress	Attachmate
Netware	Novell
NT	Microsoft
Office	Microsoft
Windows	Microsoft

D - 1

SCHEDULE E

CUSTOMER RESPONSIBILITIES

I.	Customer Responsibilities

In connection with the Basic, Optional, Additional and Conversion Services and in addition to Customer’s other obligations under this Agreement, Customer will:

(a)	Ensure that its personnel maintain a working knowledge of the Aurum System and that new Customer personnel are properly trained to utilize the Aurum System.

(b)	Provide to Aurum and keep current, by mutually agreeable means, such information concerning the DDA/Checking Accounts as Aurum may reasonably require.

(c)	Ensure that all magnetic tapes, and other documents or media which Aurum may require to process hereunder are in a format acceptable to Aurum and contain, in machine readable form, the data and information required by Aurum.

(d)	Cooperate with Aurum in the performance of Basic Services and provide to Aurum such data and information, management decisions, regulatory interpretations and policy guidelines as Aurum reasonably requires.

(e)	Select, and be responsible for (financially and otherwise), the courier service to be utilized in conjunction with the Basic Services provided herein. The parties agree that such courier service may be either an existing courier service shared by other Aurum customers or, if Customer in its sole discretion determines that it is not feasible or desirable to utilize such existing courier service, such other courier service as is designated by Customer.

(f)	Modems provided by Customer must be approved by Aurum to insure compatibility with the Aurum System.

(g)	Provide adequate space for the Equipment and a power source according to the manufacturer’s specification requirements for all Equipment necessary for the complete System utilization.

(h)	Provide adequate space for the installation of telephone drop(s) necessary to connect Customer’s terminals with the telephone lines which communicate with the Aurum Systems. Aurum agrees to schedule with the telephone company the technical aspects of said installation of the data communications telephone lines. Charges made by the telephone company for the initial installation and ongoing costs of the data communications telephone lines along with any additional drops or changes to the drop locations in the future will be the responsibility of Customer.

(i)	Provide to Aurum and keep current, by mutually agreeable means, information reasonably required by Aurum concerning the accounts offered by Customer to its customers and internal Customer general ledger accounts.

(j)	Promptly inspect and review all reports and data files provided to Customer by Aurum and, unless a shorter period of time is required for any specific report or data file, notify Aurum of any incorrect report or data file within one Business Day after receipt thereof. Failure to so notify Aurum of any such report or data file will constitute acceptance thereof.

E - 1

ADDENDUM ONE

THIS ADDENDUM (“Addendum”) to that certain Agreement for Information Technology Services (“Agreement”) between AURUM TECHNOLOGY INC (Aurum) and California Community Bancshares, Inc. (“Customer”) and its current and future subsidiaries and Affiliates, Sacramento Commercial Bank, The Bank of Orange County and Placer Sierra Bank, dated of even date herewith, is made and entered into by and between Customer and Aurum.

The parties agree to amend the Agreement as follows:

1.	Section 1.1(b) of the Agreement is amended to read as follows:

“Basic Services” are the Services listed in Schedule A, including the Item Processing Services.

2.	Section 1.1 (c) of the Agreement is amended to read as follows:

“Business Day” is each weekday, Monday through Friday, during which Customer conducts its business operations and which is not a holiday of the federal reserve banks.

3.	New Sections 1.1 (r) and 1.1 (s) are added to the Agreement to read as follows:

(r)	“Item” is a document or other segment of media on which is recorded information evidencing a debit or credit.

(s)	“Item Processing Services” are the Services described in Schedule A.

4.	Section 3.l(c) of the Agreement is amended to read as follows:

On a mutually agreeable schedule Aurum will provide those services and instructions (“Conversion Services”) reasonably required for Customer to convert to and use the Aurum Systems and the Item Processing Services. Customer will cooperate in the conversion effort and timely provide whatever information, data, clerical and office support, management decisions, approvals and signofis that Aurum reasonably requires. According to a plan to be developed by Customer and Aurum, Aurum will train a mutually designated group of Customer’s personnel in the proper use of the Aurum Systems (other than the Aurum Systems used to provide Item Processing Services) to enable such personnel to train Customer’s user personnel in the use of such Aurum Systems. Customer will cooperate with Aurum in scheduling training in conjunction with Customer’s conversion to the Aurum Systems.

5.	Sections 3.2(a) through 3.2(e) of the Agreement do not apply to Item Processing Services provided by Aurum.

6.	Section 3.4 of the Agreement does not apply to Aurum Systems used to provide Item Processing Services.

1

7.	A new Section 3.7 is added to the Agreement to read as follows:

General Terms Relating to Item Processing Services.

(a)	With respect to Item Processing Services, Aurum will be responsible for the Items from the time that such Items are received by Aurum at the Data Center until the Items are released for pickup at the Data Center to couriers; provided that Aurum’s liability for the destruction or disappearance of Items will be limited to cases where the destruction or disappearance is due entirely to the negligence or willful misconduct of Aurum and, if so, Aurum’s sole obligation is to reconstruct the Items from microfilm created by Customer.

(b)	All times indicated in this Agreement refer to the time zone in which the Data Center is located.

8.	A new Section 3.8 is added to the Agreement to read as follows:

Regulatory Compliance Related to Item Processing Services. If either Aurum or Customer becomes aware of any changes or proposed changes to any statutes, regulations or rules applicable to the Item Processing Services, that party will promptly notify the other of the change or proposed change, and the parties will cooperate in analyzing the impact, if any, that the change or proposed change will have on the obligations of the parties under this Agreement. If any such change requires Aurum to modify any Item Processing Services, Aurum will comply with such change and Customer will reimburse Aurum for (a) any additional costs thereby incurred by Aurum that are specific to Customer (such as the cost of retaining Customer’s data for a longer period of time), and (b) Customer’s pro rata share (based on such method of proration as Aurum in good faith determines to be appropriate) of any additional costs thereby incurred by Aurum that are not specific to Customer (such as the cost of modifications to the Aurum Systems that apply to Customer and to other Aurum customers for item processing services) and that are in excess of the costs that Aurum would customarily absorb as part of its normal services to its customers for item processing services, as reasonably determined by Aurum.

9.	A new Section 4.8 is added to the Agreement to read as follows:

Customer Responsibilities Related to Item Processing Services. In order that Aurum may perform its obligations to provide Services, including Item Processing Services, Customer shall perform the actions provided in Schedule E.

10.	Section 5.1(a) of the Agreement is amended to read as follows:

(a)	For Basic Services, including Item Processing Services, the monthly charges listed in Schedule C.

2

11.	Section 5.2(a) of the Agreement is amended to read as follows:

All costs incurred by Aurum (i) in mailing reports or other output to Customer, its customers, or third parties, and (ii) in transporting, shipping, or delivering Items, reports, output, or input to and from the Data Center, including without limitation couriers, telecommunications and data communications charges.

12.	The first sentence of Section 8.1 of the Agreement is amended to read as follows:

Section 3.2(d) sets forth Customer’s exclusive remedies for errors in reports or other output provided by Aurum under this Agreement and Section 3.7(a) sets forth Customer’s exclusive remedies for the destruction or disappearance of Items that occur while such Items are being held at the Data Center.

13.	New sixth and seventh sentences are added to Section 8.1 to read as follows:

Customer expressly waives and releases any claim that it may otherwise have against Aurum in excess of such amounts provided for pursuant to this Section. By releasing and discharging Aurum from such claims both known and unknown, Customer expressly waives any rights it may have had under California Civil Code Section 1542 which provides as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

14.	Schedule F, attached, is added to the Agreement.

15.	Except as amended by this Addendum, the Agreement will be and remain in full force and effect in accordance with its terms. Capitalized terms used in this Addendum will be as defined in the Agreement unless otherwise expressly defined in this Addendum.

16.	Three (3) original copies of this Addendum will be executed and submitted to Aurum by Customer. This Addendum will become effective when Aurum executes this Addendum. Aurum will return one of the executed copies to Customer.

IN WITNESS WHEREOF, the parties have executed this Addendum as of the date set forth above.

CUSTOMER		AURUM TECHNOLOGY INC

By:	/s/ RONALD W. BACHLI	By:
Printed Name:	RONALD BACHLI	Printed Name:
Title:	CEO	Title:
Date:	12/21/00	Date:

3

SCHEDULE F

SERVICE LEVEL STANDARDS

Effective October 1, 2001 Aurum shall perform Services in such a manner so as to meet or exceed the performance standards described in this Schedule F (the “Performance Standards”). Compliance with the Performance Standards will be determined on a monthly basis. Customer will report incidents of non-compliance to Aurum and Aurum will keep accurate records relating to such compliance. For purposes hereof, a failure by Aurum to meet a Performance Standard during a calendar shall be deemed to be an “Occurrence”. When reasonably possible, Customer must report incidents suspected to be Performance Standard Occurrences to Aurum within *** hours or immediately, upon of becoming aware of the incident after the *** hour deadline.

A.)	Performance Standards - Data Processing

1.	***% On-line Systems Availability

Performance Standard: On-line mainframe systems (PRM0350, EZ Teller Interface, Plus Interface) are to be available at least ***% of the time during the hours specified in Schedule A. Electronic Banking Product Interfaces for ITI’s Telephone Banking and Execubank Systems to be available *** percent of the time minus any system maintenance hours.

Measurement: On-line systems availability will be calculated as [(the total number of Available Hours (defined below) minus the “down” hours which occur during the same quarter) divided by the total Available Hours ] to determine the percentage of on-line systems availability.

“Available Hours” are the total number of hours that the systems are required to be available in a quarter. A failure by Aurum to meet or exceed ***% systems availability outline in the above Performance Standard during one (1) calendar quarter will create an Occurrence. Downtime related to scheduled maintenance and/or Customer’s local or wide area network will not be calculated into this measurement.

2.	Delinquent Child Support Output

Performance Standard: Aurum will provide to (i) Customer, (ii) Customer’s designated third party provider or (iii) the applicable government agency (the “Reporting Agency”), a quarterly file of all open Account Records (the “Quarterly All Accounts File”) for the purposes of participating in the Child Support Performance and Incentive Act of 1998 and/or the Personal Responsibility and Work Opportunity Reconciliation Act of 1996, as applicable (collectively, the “financial Institution Data Match Program”). Output will be scheduled to meet state reporting requirements.

Measurement: Missing the reporting requirement *** time in a calendar year will create an Occurrence. Missing this deadline due to an event not under Aurum control will be excluded from this measurement.

3.	Currency Transaction Program Output

Performance Standard: Aurum will provide to customer for download availability a file created by the CTR program. This file is created on the 10 and 25th of each month or the following Monday should these dates fall on a weekend.

Measurement: Missing the reporting requirement *** time in a calendar year will create an Occurrence. Missing this deadline due to an event not under Aurum control will be excluded from this measurement.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE F

SERVICE LEVEL STANDARDS

4.)	Year-end Notice Reporting and Printing

Performance Standard: Year-end (1099, 1098 and 5498) notices will be printed and information reported within legally required time frames as outlined by the applicable regulatory agencies.

Measurement: Missing these deadlines *** time in a calendar year will create an Occurrence. Year-end notice and reporting deadlines missed due to events not under Aurum control, Customer requests or situations related to Customer’s decisions regarding year-end closing and reporting will be excluded from this measurement.

5.)	OMS Delivery - *** ...........

Performance Standard:

Successful delivery is defined as ***% of all nightly download files arriving at the download station by the daily delivery due time. SLA performance will be measured monthly. In the event of system failure, files delivered via alternate means to the customer which arrive prior to the delivery due time are counted as meeting SLA.

Need to discuss with Harvey Measurement difficult... Count the hundreds of reports sent on a Daily Basis to Deliver? No Depcon SLA possible

See Section I (e) of Schedule A .......

Daily on-line reports available for OMS/PDS download at 8:00 a.m. on Business Days. Optical downloads for daily SMART reports will be initiated 1:00 p.m. on Business Days, provided the SMART report request was received by Aurum before 3:00 p.m. on the Business Day before the SMART report was to be run by Aurum.

Measurement: Note: Need to refine measurement

Optical deadlines missed due to unavailability of Customer Systems will be excluded from this measurement.

6.)	OMS Delivery -Month-end, Quarter-end and Year-end

Performance Standard:

See Section I (e) of Schedule A

Monthly on-line reports available for OMS/PDS download at Noon on the Monday following the end of the month.

Quarterly on-line reports available for OMS/PDS download at Noon on the Monday following the end of the month.

Annual on-line reports available for OMS/PDS download at Noon on the 3rd Business Day following the end of the year.

Measurement: Note: Need to refine measurement –

Optical deadlines missed due to unavailability or Customer Systems will be excluded from this measurement.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE F

SERVICE LEVEL STANDARDS

7.	Incoming ACH File Processing

Performance Standard:

Aurum will processes all incoming ACH files received from the Federal Reserve within required timeframes as outlined by the National Clearing House Association.

Prerequisites

Federal Reserve Bank delivery of ACH files according to their schedule. Note- Will outline schedule - Need internal Aurum help here...

Measurement: Failure to processing an incoming file from the Federal Reserve within legally required timeframes one (1) or time in a Calendar Month will create an Occurrence. Files not processed due to incorrect file formats or incorrect data records are excluded from this measurement.

B.)	Performance Standards- Item Processing

1.	Statement Rendering

Service Description

See Section II.2 (e) of Schedule A.

Prerequisites

On-time delivery each Business Day of all statement print, image match and fine sort files by the times indicated in Schedule A.

Marketing inserts are available ten (10) Business Days prior to insertion and must be of a size, format and quality acceptable to Aurum.

Client checks must meet industry standards for Size, weight, Micr content, Micr font, and Micr Ink.

Client Statements that include checks that do not meet the industry standard outlined above will be processed as “non machine able” and/or “crippled” and fall under associated performance guidelines

Performance Standard

This Performance Standard consists of two (2) parts:

a.	***% non-Crippled Statements that can be machine-rendered will be rendered and bear a postmark date not exceeding *** Business Days after the Statement Cycle Date for non-month-end statements and *** Business Days for month-end statements. Missing the Statement Rendition deadline listed in Section II.2 (e) of Schedule A more than *** time in a calendar month will create an Occurrence.

For statements that cannot be rendered by machine and/or are “Crippled” an additional business day will be added.

b.	*** percent of all statements will contain appropriate enclosures. Due to the machine rendering process, statements that include non-industry standard items will be excluded for this standard.

Measurement

Monthly statement volume

Monthly report of statement activity maintained by Aurum.

Customer maintained log of end-customer complaints.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE F

SERVICE LEVEL STANDARDS

Complaints from end-customers to Customer are reported to Aurum for review, validation and tracking. A statement error condition that is reported to Customer by both end-customers affected by the single error will be counted as a single error condition.

The total number of statements generated by Aurum in a calendar month (“Total Number of Statements”), minus the statements not bearing an on-time postmark and reported to Aurum, will be divided by the Total Number of Statements to determine the percentage of statements mailed on-time for the month.

2.	Notice – Check Printing and Rendering

Service Description

Aurum will print and make available notices and checks from the Customer’s Data Processing Service Provider. Aurum will have notices and Checks available for release to the customer or customer’s courier by each Business Day. Aurum will also render notices one business day after receipt from the Customer’s Data Processing Service Provider.

Prerequisite

Delivery of notice and check files from Customer’s Data Processing Services Provider by 3:00 A.M. each Business Day.

Checks to be printed on single ply laser check stock

Performance Standard

This Performance Standard consists of two (2) parts:

***% of notices and checks will be printed and available for release to Customer or Customer’s courier by 11:00 a.m. each Business Day ***% of the time in a calendar month. In the event that Aurum misses the release deadline and Customer’s courier has departed from Aurum, Aurum may, at its option and expense deliver notices to Customer’s administrative offices on the same business day. In such instances, Aurum will not be deemed to have missed the Performance Standard. Missing the Notice Printing delivery deadline more than *** time in a calendar month will create an Occurrence.

***% of notices will be printed, rendered and bear a postmark date not exceeding *** Business Day after receipt from Customer’s Data Processing Services Provider. Missing the Notices Rendition deadline more than *** time in a calendar month will create an Occurrence.

Measurement

Monthly courier log maintained by Aurum and Customer.

Monthly report of notice activity maintained by Aurum

Customer maintained log of end-customer complaints.

Complaints from end-customers forwarded to Aurum for review, validation and tracking.

The number of Business Days in a calendar month when notices were available for on-time release will be divided by the total number of Business Days in the calendar month to determine the percentage of notices ready for on-time release.

The number of on-time notices rendered in a calendar month will be divided by the total number of notices rendered to determine the percentage of notices released on-time.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE F

SERVICE LEVEL STANDARDS

3.)	Distribution of deposit correction notices and supporting documentation

Performance Standard

***% of Deposit Correction Notices and supporting documentation will be available for release to customer or customer’s courier by 7:00 a.m. each Business Day ***% of the time in a calendar month. In the event that Aurum misses the release deadline and Customer’s courier has departed from Aurum, Aurum may, at its option and expense deliver notices to Customer’s administrative offices on the same business day. In such instances, Aurum will not be deemed to have missed the Performance Standard. Missing the Notice Printing delivery deadline *** ore more time in a calendar month will create an Occurrence.

Prerequisite

None

Measurement

Monthly courier log maintained by Aurum and Customer.

Monthly report of Deposit Correction volume maintained by Aurum

Customer maintained log of Deposit Corrections – documentation not received

Customer Notification of missing Deposit Corrections – documentation forwarded to Aurum for review, validation and tracking.

The number of Business Days in a calendar month when Deposit Corrections were available for on-time release will be divided by the total number of Business Days in the calendar month to determine the percentage of Deposit Correct notices ready for on-time release.

The number of on-time Deposit Correction notices rendered in a calendar month will be divided by the total number of notices rendered to determine the percentage of notices released on-time.

4.	AFS Report on CD

Performance Standard: Aurum will make available to client and or client courier weekly Cash Letter Reports. Report information will be provided via CD or file transfer on Tuesday for the previous weeks reports.

Measurement: Missing the reporting requirement *** or more time in a calendar Month will create an Occurrence.

5.	Signature review exception reporting:

Performance Standard: Aurum will make available to client information regarding items that fail the signature review process by 12:00 noon each business day.

Measurement: Missing the reporting requirement more than *** time in a calendar Month will create an Occurrence.

6.	Item Research - Bulk file and Archive

Performance Standard:

Bulk file - Items requested for retrieval from the check vault prior to statement drop will be retrieved and shipment initiated within *** hours from receipt of request from Customer. Item requests in excess of *** per day will be excluded from the measurement.

Archive - Items requested for retrieval from archive will be retrieved and shipment initiated within *** hours from receipt of request from Customer should Customer be unable to retrieve these items using their standard internal retrieval methods. Item requests in excess of *** per day *** will be excluded from the measurement.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE F

SERVICE LEVEL STANDARDS

Prerequisite: Item requests will be made in writing and direct to Aurum, on a form to be provided by Aurum, between 8:00 a.m. and 5:00 p.m. on Business Days. Facsimile copies of this form sent to Aurum will be accepted.

Measurement:

Missing the Original Item Retrieval deadline *** or more time in a calendar month will create an Occurrence

Customer maintained log of requests fulfilled after *** hours by Aurum. Requests fulfilled after *** hours reported by Customer to Aurum for review, validation and tracking.

7.	POD processing

Performance Standard

a)	On-time release of Transit Cash Letters to Customer’s courier. In the event that Aurum misses the Transit cash letter release deadline and Customer’s courier has departed from Aurum, Aurum may, at its option and expense, deliver Items to meet Customer’s deadlines. In such instances, Aurum will not be deemed to have missed the Performance Standard. Missing the Transit Cash Letter deadline one (1) or more time per end point in a calendar month will create an Occurrence.

b)	Transit cash letters will contain no more than *** cash letter exceptions per one hundred thousand (100,000) Transit Items processed. Multiple exceptions related to a single and related incident will be counted as one Occurrence. Transit cash letter exceptions refer to free Items or missing Items only. Missing this performance standard *** or more time per month will create an Occurrence.

Prerequisite

Proof of Deposit Items are presented in a clean and orderly fashion.

Items are presented in the industry standard format of:

•	not greater than *** items per batch and

•	listing for each bundle (Pre-encoded work)

•	Item order matching listing (Pre-encoded work)

•	If multiple amounts, correct amount circled

•	Items are encoded with routing/transit number, account number and proper Tran code

•	Currency must not be included

•	All items oriented in the same direction

•	Single in separate bundles

•	Bank by mail separated

Proof of Deposit and Pre-encoded Items are delivered to Aurum according to the following schedule;

Business Days	Business Day
Monday – Thursday	Fridays
***% by 17:00	***% by 18:00
***% by 19:00	***% by 20:00

The Pre-encoded Items MICR reject rate will not exceed ***%.

Measurement

Monthly Transit Item volume.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE F

SERVICE LEVEL STANDARDS

Cash letter exceptions reported to Aurum for review, validation and tracking.

Aurum Cash Letter Release Log

Client log and Cash Letter receipts – Courier and Correspondent Bank(s)

Aurum Courier log and/or Courier maintained log will be referenced in determining missing of release deadlines reported by Customer.

The total number of Transit cash letter Items processed by Aurum in a calendar month will be divided by the number of Transit cash letter exceptions to determine the number of Transit cash letter Item exceptions; such resulting number will not exceed *** per (six thousand six hundred and sixty seven (6,667) Transit cash letter Items processed in a calendar month.

8.	Proof of Deposit Encoding – Reject Reentry

Service Description

See Section II (c) (I) of Schedule A.

Performance Standard

a)	Aurum will perform MICR amount field encoding on proof Items at a *** percent accuracy rate. Errors that are corrected in time to prevent misposting or are reported to Customer by Aurum (via passing general ledger ticket to balance the block) will not be considered a Performance Standard Occurrence.

b)	POD items rejected during the capture process will be re-entered via an on-line re-entry system. Reject reentry will be performed on the MICR amount field on POD items.

Aurum will perform this service at a *** percent accuracy rate.

Reject reentry errors that are corrected in time to prevent an misposting or errors that are reported to Customer by Aurum (via passing general ledger ticket to balance the block) will not be considered a Performance Standard Occurrence.

Prerequisite

Proof of Deposit Items are presented in a clean and orderly fashion.

Items are presented in the industry standard format of:

•	not greater than *** items per batch and

•	listing for each bundle (Pre-encoded work)

•	Item order matching listing (Pre-encoded work)

•	If multiple amounts, correct amount circled

•	Items are encoded with routing/transit number, account number and proper Tran code

•	Currency must not be included

•	All items oriented in the same direction

•	Single in separate bundles

•	Bank by mail separated

Proof of Deposit and Pre-encoded Items are delivered to Aurum according to the following schedule:

Business Days	Business Day
Monday – Thursday	Fridays
***% by 17:00	***% by 18:00
***% by 19:00	***% by 20:00

The Pre-encoded Items MICR reject rate will not exceed ***%.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE F

SERVICE LEVEL STANDARDS

Measurement

Monthly Proof Item volume.

Customer maintained log of MICR amount field encoding errors.

Encoding errors reported to Aurum for review, validation and tracking.

Inclearing reject (amount and account number) volume based on information obtained from system-generated reports.

Customer maintained log of MICR reject reentry amount and account number errors according to source Reject reentry errors to be reported by Customer to Aurum for review, validation and tracking.

The total number of POD amount field-encoding errors occurring in a calendar month and reported by the Client will be divided by the total number of POD items processed by Aurum in the same month to determine accuracy rate. An amount field encoding error that affects both Items in a single Item transaction will be considered *** encoding error.

The total number of Inclearing item reject reentry errors occurring in a calendar month and reported by The Client will be divided by the total number of Inclearing items rejected and reentered by Aurum in the same month to determine accuracy rate.

9.	Inclearings - Proof of Deposit Item MICR Reject Reentry

Service Description

See Section II (a) (i) – Section II (c) (viii) of Schedule A.

Prerequisite

Inclearings Items are presented in a clean and orderly fashion:

Inclearing items are presented in the industry standard format of:

•	Item order matching listing

•	Items are encoded with routing/transit number, account number and proper transaction code

•	All items oriented in the same direction

Inclearing Items are delivered to Aurum according to the following schedule:

Inclearings

Business Days

Monday-Friday

***% of SDS by 08:00 am ***% of Direct by 15:00

Daily Inclearing items MICR reject rate will not exceed 1.5% of total Cash Letter Items .

Performance Standard

Inclearings rejected during the capture process will be re-entered via an on-line re-entry system. Reject reentry will be performed on the MICR amount field and Account Number on inclearing items. Aurum will perform this service at a *** percent accuracy rate. Reject reentry errors that are corrected in time to prevent an misposting or errors that are reported to Customer by Aurum (via passing general ledger ticket to balance the block) will not be considered a Performance Standard Occurrence.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE F

SERVICE LEVEL STANDARDS

Measurement

Inclearing reject (amount and account number) volume based on information obtained from system-generated reports.

Customer maintained log of MICR reject reentry amount and account number errors according to source Reject reentry errors to be reported by Customer to Aurum for review, validation and tracking.

The total number of Inclearing item reject reentry errors occurring in a calendar month and reported by The Client will be divided by the total number of Inclearing items rejected and reentered by Aurum in the same month to determine accuracy rate.

10.	Outgoing Return Item Processing and Large Item Notification

Performance Standards

This Performance Standard consists of three (3) parts:

1.	On-time release of Return Item cash letters within time frames required by applicable law containing ***% of the applicable items. Missing the Outgoing Return Item deadline more than *** time in a calendar month will create an Occurrence.

2.	On-time electronic notification dishonored Items of $2,500.00 or more within time frames required by law containing ***% of the applicable Items. Missing the Outgoing Large Item Notification more than *** time in a calendar month will create an Occurrence.

3.	On-time electronic notification of ACH Return Items within time frames required by law containing ***% of the applicable Items. Missing the ACH Return Items Outgoing Notification more than *** time in a calendar month will create an Occurrence.

Prerequisite

Complete Return Item file transmission and/or data from Customer’s Data Processing Services Provider has been received by 12:30 p.m. on each Business Day.

Aurum receipt of ACH return item information from client by 11:30 a.m. on each Business Day.

Aurum receipt of Signature Review Item disposition information from client by 2:00 p.m. on each Business Day.

Aurum receipt of all other return requests by 2:00 p.m. on each Business Day.

Measurement

Aurum transmission log.

Monthly Return Item volume.

Monthly large item notification volume.

Customer maintained log of late Return Items volume.

Customer maintained log of late large item notifications volume.

Customer Maintained log of ACH Returns.

Customer Maintained log of ACH Return Item Volume.

Late Return Items reported to Aurum for review, validation and tracking.

Late large Item notifications reported to Aurum for review, validation and tracking

The number of late Return Items processed by Aurum in a calendar month will be divided by the total number of Return Items processed by Aurum to determine the percentage of Return Items processed within required time frames.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE F

SERVICE LEVEL STANDARDS

The number of late large Item notifications processed by Aurum in a calendar month will be divided by the total number of large Item notifications processed by Aurum to determine the percentage of large Item notifications processed within required time frames.

The number of late ACH Item notifications processed by Aurum in a calendar month will be divided by the total number of ACH Item notifications processed by Aurum to determine the percentage of ACH Item notifications processed within required time frames.

C.)	Certain Exceptions

Notwithstanding anything contrary in this Agreement or the Schedules, Aurum will not be responsible for, and may exclude from the calculation of compliance with the Performance Standard, any failure to meet a Performance Standard if, during, and to the extent that such failure is related to or caused by (i) any matter constituting force majeure, as provided in Section 8.3 of this Agreement, (ii) Customer’s failure to perform its obligations under this Agreement where such failure was the proximate cause of the failure to meet the Performance Standard, (iii) special production jobs, testing procedures or other services which are given priority at the request of the Customer, (iv) any significant increase in processing volumes or business resulting from the acquisition or indirectly, of assets or stock of a financial institution by Customer, whether by merger or otherwise, (in each case during a reasonable transition period to be agreed upon by Aurum and Customer in good faith), (v) significant unforeseen increases in processing volumes or business or any significant change in the nature or scope of Services provided under this Agreement (in each case during a reasonable transition period to be agreed upon by Aurum and Customer in good faith), (vi) any significant change in the manner in which Customer conducts its business (in each case during a reasonable transition period to be agreed upon by Aurum and Customer in good faith). Multiple Occurrences on consecutive Business Days for the same Performance Standard which result from the same or proximate cause will be considered a single Occurrence. An incident which results in missing multiple Performance Standards will be considered a single Performance Standard Occurrence which will be categorized (for tracking purposes) based on how Customer reports the failure to Aurum.

D.)	Remedy for Occurrences – Data Processing and Item Processing Service Levels

Aurum Merit and Demerit Points:

One (1) demerit point will be earned when the customer meets the prerequisites for a performance standard and Aurum has a performance standard occurrence. Customer will, when reasonably possible, report demerit points to Aurum within *** hours of the Performance Standard Occurrence.

One (1) Merit Points will be earned when Aurum meets performance standards. Aurum will, when reasonably possible, report merit points to Customer within *** hours of when they are earned.

Points for Demerits and Merits will be tracked and reported by Aurum to Customer on a monthly basis. Customer will validate this data with their records. Merit points earned can be used to offset demerit points earned. Merit points in excess of demerit points can be carried forward to offset future demerit points.

1.	Monetary Value of Merit and Demerit Points:

Each Merit and/or Demerit point will carry a monetary value of $***.

2.	Application of Monetary Compensation

Monetary compensation to Aurum and/or Client will be made on a Quarterly basis. All demerits reported within the previous *** will be subtracted from all merits earned by Aurum in the previous *** to calculate the semi-annual merit/demerit count. Customer will receive credit on their next months services should demerits outnumber merits. Aurum will apply a debit adjustment on the next months billing should merits outnumber demerits.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

ADDENDUM

NUMBER TWO

THIS ADDENDUM NUMBER TWO (“Addendum”) to the AGREEMENT FOR INFORMATION TECHNOLOGY SERVICES between Aurum Technology Inc. (“Aurum”) and California Community Bancshares, Inc. and its current and future subsidiaries and Affiliates, Sacramento Commercial Bank, The Bank of Orange County and Placer Sierra Bank (collectively “Customer”), dated of even date herewith, as amended or modified (the “Agreement”), is between Customer and Aurum.

The parties agree to amend the Agreement as follows:

1.	(a) Section 1.1(m) of the Agreement is amended to read as follows:

“Operational Date” is the last Item Processing Services Operational Date to occur among Sacramento Commercial Bank and Placer Sierra Bank.

(b) Section 1.1(q) of the Agreement is amended to read as follows:

“Service” or “Services” are all of the services to be provided by Aurum under this Agreement, which include the Basic Services, Transition Services, Optional Services, Conversion Services, and Additional Services.

2.	New Sections l.l(s), 1.1(t), l.l(u), 1.1(v), l.l(w) and l.l(x) are added to the Agreement to read as follows:

(s) “Affiliates” shall mean, with respect to any entity, any other entity which owns, is owned by or is under common ownership with such entity. For the purpose of the preceding sentence, “own” and its derivatives will mean, with regard to any entity, the legal, beneficial, or equitable ownership, directly or indirectly, of fifty percent (50%) or more of the capital stock (or other ownership interest, if not a corporation) of such entity ordinarily having voting rights.

(t) “Data Processing Services Operational Date” is the day on which any Conversion Services are completed for a particular Customer bank and that bank has the capability to input transactions or data for processing by Aurum. The Data Processing Services Operational Date for Sacramento Commercial Bank and Placer Sierra Bank may be different dates.

(u) “Existing Customer System” shall mean the Systems owned and utilized by Customer as of the Effective Date to provide data processing and item processing for itself and which will be provided by Customer for Aurum’s use in providing the Services.

(v) “Implementation Date” is the date on which Aurum begins processing a Customer bank’s data and Items on the Existing Customer System. The Implementation Date for Sacramento Commercial Bank and Placer Sierra Bank may be different dates.

(w) “Item Processing Services Operational Date” is the day on which any Conversion Services are completed for a particular Customer bank and that bank has the capability to process Items utilizing the image platform provided by Aurum. The Item Processing Services Operational Date for Sacramento Commercial Bank and Placer Sierra Bank may be different dates.

(x) “Transition Services” shall mean the services described in Section 3.1(e).

3.	The second sentence of Section 2.1 of the Agreement is amended in its entirety to read as follows:

Thereafter, the Agreement will automatically renew for successive terms of *** years each (“Renewal Terms”) unless either party gives the other party written notice at least *** months prior to the expiration date of the Initial Term or Renewal Term then in effect that the Agreement will not be renewed beyond such term.

4.	New Section 3.1(e) is added to the Agreement to read as follows:

Transition Services.

(a)	The Bank of Orange County. There will be no Transition Services with respect to The Bank of Orange County. As of the Effective Date, Aurum will provide the Basic Services for The Bank of Orange County.

(b)	Sacramento Commercial Bank. As of the Effective Date, Aurum will continue to provide the data processing portion of the Basic Services for the Sacramento Commercial Bank. During the period from the Effective Date to the Implementation Date (“Transition Period”), Customer will continue to operate the item processing for Sacramento Commercial Bank under its normal and customary practices, policies and procedures which exist as of the Effective Date. As of the Implementation Date, Aurum will also provide the item processing portion of the Basic Services for the Sacramento Commercial Bank utilizing Existing Customer Systems. After the Item Processing Services Operational Date, Aurum will provide the Basic Services for the Sacramento Commercial Bank.

(c)	Placer Sierra Bank. During Transition Period, Customer will continue to operate the data processing and item processing for Placer Sierra Bank under its normal and customary practices, policies and procedures which exist as of the Effective Date. As of the Implementation Date, Customer will provide data processing for Placer Sierra Bank and Aurum will provide item processing for Placer Sierra Bank utilizing Existing Customer Systems. After the Item Processing Services Operational Date, Aurum will

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

provide the Item Processing Services portion of the Basic Services for Placer Sierra Bank; and after the Data Processing Services Operational Date, Aurum will provide the data processing services portion of the Basic Services for Placer Sierra Bank.

(d)	During the Transition Period, Aurum employees shall have reasonable access to Customer’s sites in Auburn and Sacramento, California for the purpose of observing the Customer’s operations and taking all reasonable measures to facilitate the transfer of data processing and item processing service to Aurum. Customer agrees to provide all reasonable assistance to Aurum in the planning and execution of such measures. Without limitation, during the Transition Period, the parties will accomplish the following:

(i)	the transition of employees as provided for in Article X;

(ii)	the selection and purchase, at fair market value, by Aurum of Equipment owned by Customer (“Customer Provided Equipment”);

(iii)	the selection and assignment to Aurum of software licenses, software maintenance agreements and hardware maintenance agreements by Customer;

(iv)	the selection and provision of facilities in accordance with Section 4.8;

(v)	the assignment to Aurum of other third party agreements utilized by Customer in performing data and item processing;

(vi)	the identification and further definition of the scope of services, tasks, responsibilities and functions which will be performed by Aurum under this Agreement and those which will be retained by the Customer;

(vii)	the drafting of a mutually agreed transition plan.

(e)	The parties shall cooperate in arranging for an orderly, effective transition of operational control of the Existing Customer System. In addition, Aurum and Customer will develop a comprehensive project plan for the orderly conversion of Customer’s Data Processing and Item Processing from the Existing Customer System to the Aurum System.

5.	The first sentence of Section 3.2(a) of the Agreement is amended to read as follows:

Beginning on the Data Processing Services Operational Date, operate the Aurum Systems at the Data Center, and accept data and other input from Customer.

6.	The first sentence of Section 3.2(c) of the Agreement is amended to read as follows:

Provide for Customer’s use one copy of Aurum’s standard user documentation and one copy of any revisions in computer readable form describing the preparation of input for and use of output from the Aurum Systems.

7.	Section 3.2 (f) is amended in its entirety to read as follows:

Aurum will establish, modify or substitute from time to time any equipment, processing priorities, programs or procedures used in the operation of the Aurum Systems or the provision of the Services that Aurum reasonably deems necessary, and provide commercially reasonable advance notice to Customer of any such changes that will affect Customer’s operations. It is the parties’ intent that this provision allows Aurum to exercise reasonable operational control to provide the Services, and it is not the parties’ intent that this provision allows Aurum to arbitrarily make unreasonable changes which would substantially and unreasonably increase Customer’s costs or materially and unreasonably diminish the Services.

8.	Section 3.5 of the Agreement is amended in its entirety to read as follows:

Annual Report and EDP Audit. Aurum agrees to provide the Customer with a current audited financial statement and a copy of its most recent annual report upon request. Upon request, Aurum will also provide to Customer one copy of Aurum’s most recent independent Data Center EDP audit, at Aurum’s then standard charge for such copy. The independent Data Center EDP audit will be conducted with a frequency and in a manner that is consistent with applicable guidelines issued for the banking industry by federal banking regulators.

9.	New Section 3.7 is added to the Agreement to read as follows:

Aurum and its employees, when in or upon Customer’s premises, shall obey all rules and regulations reasonably established by Customer, and which are reasonably communicated to Aurum in advance, regarding the conduct of Customer’s own employees and any additional rules and regulations reasonably established by Customer for non-employees, including without limitation, security rules and regulations.

10.	New Section 4.8 is added to the Agreement to read as follows:

Office Space and Accommodations. Customer agrees to provide Aurum with adequate premises, in good repair, at Customer’s facility located at Auburn California to perform Aurum’s responsibilities under this Agreement (the “Data Center”). The monthly charge payable by Aurum for the Data Center will be the lesser of (i) the Customer’s internal allocated cost for such space determined as of the Effective Date or (ii) the fair market lease rate for comparable space terms and duration in Auburn market determined as of the Effective Date. Without limiting the generality of the foregoing, Customer agrees to supply water, sewer, heat, lights, telephone lines and equipment, air conditioning, electricity (including, if desired by Aurum, an uninterruptable power system, battery backup and backup generator capacity), daily janitorial services, office equipment and furniture, and parking spaces for Aurum employees under the same conditions as provided to employees of Customer. Aurum shall provide annual estimates to Customer of Aurum’s Data Center requirements. Aurum is not responsible for any injury or damage to property or persons which occurs in or around the Data Center unless it is caused by the acts of Aurum. Customer will provide telephone instruments and telephone service for Aurum, without any charge or cost, to operate the Data Center and provide the Services hereunder to Customer.

Aurum agrees to abide by Customer’s safety, security and facility policies and procedures generally applicable to all Customer employees. In the event Customer desires to move the Data Center after the Effective Date, whether such move is internal within Customer or external, Customer shall provide Aurum notice of such move as soon as reasonably practicable and Customer shall reimburse Aurum for any one time and recurring cost incurred by Aurum resulting from such move.

11.	New Section 4.9 is added to the Agreement to read as follows:

Cooperation. Customer, at Customer’s expense, shall be required to obtain all consents required (if any) to permit the transfer to Aurum of the right to use any Existing Customer Systems. Upon Customer’s request, Aurum shall assist Customer in obtaining such consents. Once each such consent has been obtained, Customer shall provide a copy of it to Aurum. Until such time as the consents have been obtained by Customer, any right to use the affected portion of the Existing Customer System shall not be deemed to have been transferred to Aurum, and the parties shall cooperate with each other in achieving a reasonable alternative arrangement for the use of the affected portion of the Existing Customer System.

12.	Section 5.2 (b) of the Agreement is amended in its entirety to read as follows:

All reasonable actual out of pocket costs and expenses, including, without limitation, travel and travel related expenses, which are incurred by Aurum, with the prior written consent of Customer, in providing Services pursuant to this Agreement.

13.	The last sentence is Section 5.3 is deleted in its entirety.

14.	Section 5.4 of the Agreement is amended to add the following sentence at the end of Section 5.4:

Provided, however, the provisions of this Section 5.4 will not apply to the services charges set forth in Sections I (A) (i) and (ii) of Schedule C.

15.	Section 6.5(b) of the Agreement is amended to add the following sentence at the end of Section 6.5(b):

The Customer Plan will include provisions for the Customer to provide and be responsible for all contingency planning and execution of the Customer Plan for the Existing Customer Systems from the Effective Date through a date which is at least thirty (30) days after the Operational Date.

16.	The reference to three months in the second sentence of Section 8.1 of the Agreement is hereby amended to six months.

17.	Section 8.2 of the Agreement is amended to read as follows:

Warranty. AURUM will provide the Services in a professional and workmanlike manner. EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION 8.2, AURUM DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, IN FACT BY STATUTE OR BY OPERATION OF LAW OR OTHERWISE, CONTAINED IN OR DERIVED FROM THIS AGREEMENT, ANY OF THE SCHEDULES ATTACHED HERETO, ANY OTHER DOCUMENTS REFERENCED HEREIN, OR IN ANY OTHER MATERIALS, PRESENTATIONS OR OTHER DOCUMENTS OR COMMUNICATIONS WHETHER ORAL OR WRITTEN, INCLUDING WITHOUT LIMITATION IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, ACCURACY OF INFORMATIONAL CONTENT AND SYSTEM INTEGRATION.

18.	New Section 8.6 is added to the Agreement to read as follows:

Intellectual Property Indemnity. Aurum and Customer each will indemnify, defend and hold harmless the other from any and all claims, actions, damages, liabilities, costs and expenses, including without limitation reasonable attorney’s fees and expenses, arising out of any claims of infringement by the indemnitor of any United States letters patent, any trade secret, or any copyright, trademark, service mark, trade name or similar proprietary rights conferred by common law or by any law of the United States or any state alleged to have occurred because of Systems provided or work performed by the indemnitor. However, this indemnity will not apply unless the indemnitee informs the indemnitor as soon as practicable of any claim or action alleging such infringement and has given the indemnitor full opportunity to control the response thereto and the defense thereof, including, without limitation, any agreement relating to settlement.

19.	New Section 8.7 is added to the Agreement to read as follows:

A schedule of Aurum’s current insurance coverage will be furnished to Customer prior to the Implementation Date.

20.	New Section 8.8 is added to the Agreement to read as follows:

Customer Warranties. Customer hereby represents and warrants to Aurum:

(a)

There is no action, suit, proceeding or investigation pending or, to the best knowledge of Customer, threatened against Customer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of Customer, or in any material impairment of the right or ability of Customer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of Customer

contemplated	herein, or which would materially impair the ability of Customer to perform under the terms of this Agreement.

(b)	Customer is not a party to or subject to any collective bargaining agreement, its employees are not represented by or claimed to be represented by any labor union or labor organization, and there is no unfair labor practice complaint, or other employee claim pending or to the knowledge of Customer, threatened against it before any federal or state court, agency or board or tribunal or governmental entity.

(c)	There has been no change in any salary or benefits of any Employee Offeree from the time such salary and benefit information was provided to Aurum up to and through the Effective Date and that all such information is true, accurate and complete.

21.	New Article X is added to the Agreement to read as follows:

ARTICLE X – TRANSITION OF EMPLOYEES

10.1.	Transition of Employees. Within thirty (30) days of the Effective Date, Aurum will extend offer letters of at-will employment to be effective as of the Implementation Date, to those Customer employees listed in Schedule H (each, an “Employee Offeree”) in accordance with Aurum’s normal employment policies, subject to the allowances and provisions set forth in this Article. Aurum’s offer letter to the Employee Offerees shall not be construed as a promise or commitment of continuing employment. Each Employee Offeree who accepts Aurum’s offer of employment pursuant to Aurum’s normal employment policies and this Article will become, on the Implementation Date, an Aurum employee (each, a “Transitioned Employee”) and will be eligible to participate in all employee benefit plans or employment policies and programs available to similarly situated Aurum employees.

10.2.	Past Service Credits. For purposes of vesting and participation only, and not for benefit accrual, in any “employee benefit plan” (as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended) maintained by Aurum, Aurum will recognize and give past service credit for all service earned by each Transitioned Employee while an employee of Customer. Such past service credit will be established entirely on the information as recorded by Customer and promptly communicated to Aurum, and Aurum will not be responsible to audit, validate or confirm the accuracy of any such information.

10.3.	Customer Cooperation. Customer will cooperate with Aurum in connection with the making by Aurum of the offers of at-will employment contemplated by this Section and the distribution of employment information to the Employee Offerees. Customer will, upon written authorization from the Employee Offeree, provide all necessary or appropriate employee data or benefits information in its custody regarding such

Employee	Offeree. Customer will not make any representation, promise or other communication, whether written or oral, to the Employee Offerees regarding employment with Aurum or the employment benefits, plans or other communication, whether written or oral, to the Employee Offerees regarding employment with Aurum or the employment benefits, plans or practices of Aurum without obtaining the prior written consent of Aurum. Customer further agrees to furnish, upon written authorization from the Employee Offeree, all information pertaining to any and all Employee Offerees’ employment and benefits as may reasonably be requested by Aurum. As of the Effective Date Customer will give notice of termination to the Employee Offerees to be effective as of the Implementation Date and Customer will not attempt to internally or externally place any Employee Offeree after the Effective Date without the written permission of Aurum.

10.4.	Customer U.S. Employees. All provisions of this Section pertain only to Customer employees who are citizens of the United States or who are otherwise qualified to work in the United States and who will be on the Aurum United States payroll.

10.5.	Transfer of Benefits. Prior to the Implementation Date, the parties will mutually agree to the disposition of the Transferred Employees’ account balances under the 401(k) plan maintained by Customer, in accordance with Internal Revenue Code Section 401(k) and the parties’ 401(k) plans.

10.6.	Eligibility. Provisions relating to specific employee benefit plans or programs apply only to Transitioned Employees to the extent that they satisfy the eligibility requirements of any such plan or program.

10.7.	Liabilities for Benefit Claims. Customer, or the appropriate employee benefit plan or insurer of Customer, will be liable for all employee welfare benefit plan claims of Transitioned Employees incurred through the Implementation Date. Aurum will be liable for any employee pension benefit claims for benefits which have been properly transferred to any Aurum pension benefit plan from any Customer pension benefit plan in conjunction with the transfer of employment of any Transitioned Employee. Transitioned Employees will experience a qualifying event (as such term is defined under Code Section 4980B). Consequently Customer is responsible to extend continuation coverage to each Transitioned Employee and otherwise to comply with all notice and other requirements of Code Section 4980B resulting from the Transitioned Employees’ termination of employment with Customer. Customer will be solely liable for claims by any Employee Offeree for wage, benefits, third party fees, assessments, duties, permits or other similar charges and for unemployment compensation, severance benefits, workers’ compensation and any other employee benefit to which, in each such case, such Employee Offeree is entitled as a result of such employee’s employment or termination of employment with Customer.

10.8.	Employment Acceptance. Within three (3) days after Aurum extends its offer letter to an Employee Offeree, such Employee Offeree shall either accept or reject such offer. If an Employee Offeree shall fail to accept or reject such offer with such time period, such Employee Offeree will be deemed to have rejected such offer.

10.9.	Salary and Benefits. Each Employee Offeree shall be offered an initial salary and benefits, which when taken as a whole will be comparable to the base salary benefits he or she receives from Customer immediately prior to the Effective Date.

10.10.	Severance Benefits. Until 120 days after the Conversion Date, Customer shall pay directly or reimburse Aurum for any and all severance costs incurred by Aurum, and indemnify Aurum from any claims as a result of a termination of any Employee Offeree by Aurum or Customer.

10.11.	WARN Act. In the event Aurum offers employment to the Employee Offerees as provided for in Section 10.1, Customer agrees to indemnify, protect, defend and hold harmless Aurum from and against any and all claims, liabilities, losses, damages, injuries, demands, actions, causes of action, suits, proceedings, judgments and expenses, including, without limitation, reasonable attorneys’ fees, court costs and reasonable legal expenses incurred by Aurum under the Worker Adjustment and Retraining Notification Act (“WARN Act”) or any similar applicable state law arising from the failure to provide adequate notice of termination or lay-off of employees, as required by the WARN Act or any similar applicable state law, prior to the Implementation Date in connection with the consummation of the transactions contemplated by this Agreement.

10.12.	Employment Indemnification.

(a)	Aurum will indemnify, protect, defend and hold harmless Customer from and against any and all claims, liabilities, losses, damages, injuries, demands, actions, cause of action, suits, proceedings, judgments and expenses, including, without limitation, reasonable attorneys’ fees, court costs and other reasonable legal expenses (collectively, “Claims”)(except where expressly provided otherwise in this Agreement, for example Section 10.11), arising from or connected with any employment claim (including without limitation claims for violation of discrimination, wage or tax laws) asserted by an Employee Offeree or Transitioned Employee or by a jurisdictional governmental body with respect to an Employee Offeree or Transitioned Employee and arising from events occurring after the Implementation Date.

(b)	Customer will indemnify, protect, defend and hold harmless Aurum from any Claims arising from or connected with any employment claim (including without limitation claims for violation of discrimination, wage or tax laws, or for any wage or benefits payments for which Customer is responsible under applicable law or Customer policies) asserted by an Employee Offeree or Transitioned Employee or by a jurisdictional governmental body with respect to an Employee Offeree or Transitioned Employee and arising from events occurring on or prior to the Implementation Date.

22.	Section 9.2 of the Agreement is amended to read as follows:

Hiring of Employees. Except as contemplated in Article X, during the term of this Agreement, and for a period of twelve (12) months thereafter, neither party will, without the prior written consent of the other, offer employment to or employ any person employed by the other party, if the person was involved in providing or receiving Services.

23.	Section 9.3 of the Agreement is amended to read as follows:

Notices. Any notice under this Agreement will be deemed to be given when (i) delivered by hand or when mailed by registered United States mail, return receipt requested, and (ii) addressed to the recipient party at its address set forth in the first paragraph of this Agreement and to the attention of its President, in the case of Customer, or to the attention of Executive Vice President of Premier Division, in the case of Aurum. Either party may from time to time change its address for notification purposes, by giving the other prior written notice of the new address and the date upon which it will become effective.

24.	Section 9.8 of the Agreement is amended to read as follows:

Entire Agreement. This Agreement, Addendum Number One, Addendum Number Two, all attached Schedules, that certain Agreement for Information Services between The Bank of Orange County and EDS, dated September 1, 1999 and that certain Agreement for Information Services between Sacramento Commercial Bank and Aurum, dated November 13, 2000 constitute the entire agreement between Aurum and Customer with respect to the subject matter of this Agreement. As of the Data Processing Services Operational Date for Placer Sierra Bank, the Agreement for Information Services between The Bank of Orange County and EDS, dated September 1, 1999 and the Agreement for Information Services between Sacramento Commercial Bank and Aurum, dated November 13, 2000 shall terminate and be replaced and superceded by this Agreement for all purposes. There are no understandings or agreements relative to this Agreement which are not fully expressed herein and no change, waiver, or discharge of this Agreement will be valid unless in writing and executed by the party against whom such change, waiver, or discharge is sought to be enforced. This Agreement may be amended only by an amendment in writing, signed by the parties.

25.	New Article 9.11 is added to the Agreement to read as follows:

Third Party Beneficiaries. The provisions of this Agreement are for the benefit of the parties and not for any other person. Should any third party institute proceedings, this Agreement shall not provide any such person with any remedy, claim, liability, reimbursement, cause of action, or other right.

26.	Service Level Performance Standards. The parties agree to negotiate in good faith to establish in writing any reasonable modifications to the Service Level Performance Standards set forth in the Agreement reasonably necessary to conform such standards to the Data Processing and Image Item Processing Services. Such modifications, if any, will not make the standards more burdensome on Aurum than the original standards; will not lower the standards from the standards which exist as of the Addendum Effective Date, shall be finalized as a written amendment to the Agreement signed by both parties; and both parties agree to use best efforts to finalize such modifications within sixty (60) days after Image Item Processing Conversion Date. Such standards will be governed in accordance with all applicable terms and conditions of the Agreement and any additional terms and conditions contained in the amendment.

27.	Except as expressly amended by this Addendum, the Agreement is ratified, confirmed and remains unchanged in all respects and will be and remain in full force and effect in accordance with its terms. Capitalized terms used in this Addendum will be as defined in the Agreement unless otherwise expressly defined in this Addendum.

28.	All references to the Agreement will mean as such Agreement is amended hereby and as each may in the future be amended, restated, supplemented or modified from time to time.

29.	This Addendum supersedes and replaces any prior agreement (written or oral) as to its subject matter. If there is any conflict between the terms and conditions of this Addendum and the terms and conditions of the Agreement or any prior addendum to this Agreement, the Terms and Conditions of this Addendum shall prevail.

30.	Three (3) original copies of this Addendum will be executed and submitted to Aurum by Customer. This Addendum will become effective as of the date set forth below when Aurum executes this Addendum. Aurum will return one of the executed copies to Customer.

IN WITNESS WHEREOF, the parties have executed this Addendum as of 1-29, 2001.

CALIFORNIA COMMUNITY BANCSHARES		THE BANK OF ORANGE COUNTY

By:	/s/ RONALD W. BACHLI	By:	/s/ HARVEY FERGUSON
Printed Name:	Ronald Bachli	Printed Name:	Harvey Ferguson
Title:	CEO	Title:	EVP Chief Adm. Officer
Date:	1-5-01	Date:	Jan 2001

SACRAMENTO COMMERCIAL BANK		PLACER SIERRA BANK

By:	/s/ HARVEY FERGUSON	By:	/s/ HARVEY FERGUSON
Printed Name:	Harvey Ferguson	Printed Name:	Harvey Ferguson
Title:	EVP Chief Adm. Officer	Title:	EVP Chief Adm. Officer
Date:	Jan 2001	Date:	Jan 2001

AURUM TECHNOLOGY INC.

By:	/s/ BRIAN E. VAN DYK
Printed Name:	Brian E. Van Dyk
Title:	President, __________ Division
Date:	1/29/2001

ADDENDUM

NUMBER THREE

THIS ADDENDUM NUMBER THREE (“Addendum”) to the AGREEMENT FOR INFORMATION TECHNOLOGY SERVICES between Aurum Technology Inc. (“Aurum”) and California Community Bancshares, Inc. and its current and future subsidiaries and Affiliates, Sacramento Commercial Bank, The Bank of Orange County and Placer Sierra Bank (collectively “Customer”), dated December 21, 2000, as amended or modified (the “Agreement”), is between Customer and Aurum.

The parties agree to amend the Agreement as follows:

1.	Section 3.5 of the Agreement is amended in its entirety to read as follows:

Annual Report and EDP Audit. Aurum agrees to provide the Customer with a current audited financial statement and a copy of its most recent annual report. Aurum will also provide to Customer one copy of Aurum’s most recent independent Data Center EDP audit, at Aurum’s then standard charge for such copy. The independent Data Center EDP audit will be conducted with a frequency and in a manner that is consistent with applicable guidelines issued for the banking industry by federal banking regulators.

2.	Section 7.6(b) of the Agreement is amended in its entirety to read as follows:

(b)	*** percent of the total compensation (excluding compensation for Conversion Services and other similar one-time charges) which would have been paid or reimbursed to Aurum under this Agreement during the remainder of its term. The amount of total compensation will be computed by multiplying the total number of months remaining in the Initial Term or the Renewal Term then in effect from the effective date of the termination by the average monthly charge to Customer for Services (excluding charges for Conversion Services and other similar one-time charges) under this Agreement during the twelve calendar months immediately preceding the calendar month in which notice of termination was given, and multiplying that number by *** percent. This is expressed mathematically as follows:

(Number of months remaining in term) x ((average monthly charge for Services during the twelve months preceding notice of termination) minus (charges for Conversion Services and other similar one-time charges during the twelve months preceding notice of termination)) x ***

If this Agreement has been in effect less than twelve calendar months prior to the giving of the notice of termination, then the parties will compute the amount due under this subsection (b) using the average monthly charge for Services (excluding charges for Conversion Services and other similar one-time charges) made during such lesser number of calendar months. If termination of this Agreement occurs prior to the

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Operational Date, then the parties will compute the amount due under this subsection (b) assuming that the Operational Date had occurred when scheduled by Aurum and using the average monthly charges reasonably estimated to be paid by Customer.

3.	Except as expressly amended by this Addendum, the Agreement is ratified, confirmed and remains unchanged in all respects and will be and remain in full force and effect in accordance with its terms. Capitalized terms used in this Addendum will be as defined in the Agreement unless otherwise expressly defined in this Addendum.

4.	All references to the Agreement will mean as such Agreement is amended hereby and as each may in the future be amended, restated, supplemented or modified from time to time.

5.	This Addendum supersedes and replaces any prior agreement (written or oral) as to its subject matter. If there is any conflict between the terms and conditions of this Addendum and the terms and conditions of the Agreement or any prior addendum to this Agreement, the terms and conditions of this Addendum shall prevail.

6.	Three (3) original copies of this Addendum will be executed and submitted to Aurum by Customer. This Addendum will become effective as of the date set forth below when Aurum executes this Addendum, Aurum will return one of the executed copies to Customer.

IN WITNESS WHEREOF, the parties have executed this Addendum as of 1-29, 2001.

CALIFORNIA COMMUNITY BANCSHARES		THE BANK OF ORANGE COUNTY

By:	/s/ RONALD W. BACHLI	By:	/s/ HARVEY FERGUSON
Printed Name:	Ronald Bachli	Printed Name:	CCB Harvey Ferguson EVP C A __ Officer
Title:	CEO	Title:	EVP Chief Adm. Officer
Date:	1-5-01	Date:

[An additional signature page follows this page.]

SACRAMENTO COMMERCIAL BANK		PLACER SIERRA BANK

By:	/s/ HARVEY FERGUSON	By:	/s/ HARVEY FERGUSON
Printed Name:	Harvey Ferguson	Printed Name:	Harvey Ferguson
Title:		Title:
Date:		Date:

AURUM TECHNOLOGY INC.

By:	/s/ BRIAN E. VAN DYK
Printed Name:	Brian E. Van Dyk
Title:	Premier Division President
Date:	01/29/01

ADDENDUM NUMBER FOUR

ADDITIONAL SERVICES

THIS ADDENDUM (“Addendum”) to the Agreement for Information Technology Services (“Agreement”) between Aurum Technology (“AURUM”) and California Community Bancshares, Inc. (“Customer”), dated as of December 21,2000 as amended, modified or assigned, is between Customer and Aurum Technology (AURUM). Capitalized terms used in this Addendum will be as defined in the Agreement unless otherwise defined in this Addendum.

WHEREAS, Customer desires that AURUM provide certain Additional Services to Customer as set forth in this Addendum;

WHEREAS, AURUM is willing to provide such Additional Services to Customer;

NOW, THEREFORE, AURUM and Customer hereby agree to amend the Agreement to provide for such Additional Services as follows:

The parties agree to amend the Agreement as follows:

1.	Pursuant to Section 3.1 (d) of the Agreement, the following Additional Services have been requested by the Customer and will be provided by Aurum. Aurum will provide such services in accordance with the Addendum and the Agreement and such services will be deemed Additional Services under the Agreement for all purposes.

(a)	Purchase and installation of the following software for Placer Sierra Bank:

Image Depot software fifteen (15) concurrent sessions; 75 seats

Microsoft NT Server and SQL server software - 75 licenses required

(b)	Placer Sierra Bank access to the Aurum Image Archive Jukebox located in the Sacramento Transaction Center.

(c)	Conversion services for converting Placer Sierra Bank’s item processing to image based processing including:

Check Services Conversion - including specification review, development and project management for inclearings, POD, exception pull, cycle sort, one miscellaneous sort pattern, DDA statement fine-sort.

Archive Services - Specification development, testing and installation of archive software and hardware. Establish image archive environment for client at Items/Imaging Center, install and modify hardware and software at Items/Imaging Center, and develop image archive index and image retention scenario.

(d)	Image Statements - including specification review, development and project management for image statements. Depot Express End user license required for each bank end user receiving Images on CD. This assumes that statement file from the core processor can be received in an ASCII format.

(e)	Installation and operation of the Debit Card Module for use with the ITI software.

2.	For the provision by Aurum of the Additional Services described in Section 1 of this Addendum, Customer will pay Aurum the amounts set forth below:

Additional Service	Fee
(a) Image Depot software	$*** one time fee
Microsoft NT Server and SQL server software	$*** one time fee
$*** total of above

(b) Monthly charge use of Aurum jukebox	$*** per month
(c) Image Depot Express – End User Software Licenses	$*** per License
(d) Image Conversion services	$*** one time fee
(e) Installation of Debit Card Module	***
(f) Debit Card Module	$*** per month - 0 - 112,000 accounts
$*** per month - 112,001 - 136,000 accounts
$*** per month - 136,001 - 160,000 accounts

3.	Customer will cooperate with Aurum in performance of Item Processing Services and provide to Aurum such data and information, management decisions, regulatory interpretations and policy guidelines as Aurum reasonably requires.

4.	Except as amended by this Addendum, the Agreement will be and remain in full force and effect in accordance with its terms. Capitalized terms used in this Addendum will be as defined in the Agreement unless otherwise expressly defined in this addendum.

5.	Four (4) original copies of this Addendum will be executed and submitted to Aurum by Customer. This Addendum will become effective as of the date set forth below when Aurum executes this Addendum. Aurum will return one of the executed copies to Customer.

IN WITNESS WHEREOF, the parties have executed this Addendum as of 5.30, 2001

CUSTOMER		AURUM TECHNOLOGY INC.

By:	/s/ HARVEY FERGUSON	By:	/s/ BRIAN E. VAN DYK
Printed Name:	Harvey Ferguson	Printed Name:	Brian E. Van Dyk
Title:	CCB - Chief Admin Officer	Title:	President, __________ Division
Date:	5-30-01	Date:	6-12-2001

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

ADDENDUM NUMBER FIVE

ADDITIONAL SERVICES

THIS ADDENDUM (“Addendum”) to the Agreement for Information Technology Services (“Agreement”) between Aurum Technology (“AURUM”) and California Community Bancshares, Inc. (“Customer”), dated as of December 21,2000 as amended, modified or assigned, is between Customer and Aurum Technology (AURUM). Capitalized terms used in this Addendum will be as defined in the Agreement unless otherwise defined in this Addendum.

WHEREAS, Customer desires that AURUM provide certain Additional Services to Customer as set forth in this Addendum;

WHEREAS, AURUM is willing to provide such Additional Services to Customer;

NOW, THEREFORE, AURUM and Customer hereby agree to amend the Agreement to provide for such Additional Services as follows:

1.	Additional Service. In connection with AURUM’s provision of the Additional Services to the Customer, AURUM will install at the AURUM Data Center the ITI Platform Transfer Interactive Loan Interface to Concentrex (“Loan Interface”).

AURUM will provide such Additional Service in accordance with this Addendum and the Agreement and such Service will be deemed an Additional Service under the Agreement for all purposes. The term of this Addendum shall be co-terminus with the Agreement.

2.	Payments to AURUM. In consideration for the provision by AURUM of the Additional Services set forth above, Customer will pay AURUM the amounts set forth in Exhibit A attached hereto. Charges for such services will be due and payable in accordance with the terms of the Agreement

3.	Customer Responsibilities. Customer will (i) license/contract with Concentrex for all required desktop or server software and end-user training; (ii) provide Concentrex with all required information on Bank loan products, services, and procedures; and (iii) provide all required hardware/software for host connectivity.

4.	Confirmation of Agreement. Except as amended by this Addendum, the Agreement will be and remain in full force and effect in accordance with its terms.

5.	Execution of Addendum. Four (4) original copies of this Addendum will be executed and submitted to AURUM by Customer. This Addendum will become effective as of the date set forth below when AURUM executes this Addendum. AURUM will return one of the executed copies to Customer.

1

ADDENDUM NUMBER SIX

ADDITIONAL SERVICES

THIS ADDENDUM (“Addendum”) to the Agreement for Information Technology Services (“Agreement”) between Aurum Technology Inc. (“AURUM”) and California Community Bancshares, Inc. (“Customer”), dated as of December 21, 2000 as amended or modified, is between Customer and AURUM. Capitalized terms used in this Addendum will be as defined in the Agreement unless otherwise defined in this Addendum, The terms herein shall supersede any contradictory terms in the Agreement.

WHEREAS, Customer desires that AURUM provide certain Additional Services to Customer as set forth in this Addendum; and

WHEREAS, AURUM is willing to provide such Additional Services to Customer:

NOW, THEREFORE, AURUM and Customer hereby agree to amend the Agreement to provide for such Additional Services as follows:

1.	Additional Services. AURUM will provide to Bank of Orange County, as an Additional Service, Toll Free (800) Service to the Aurum Technology Voice Response Unit (“800-VRU”). AURUM will provide such Additional Service in accordance with this Addendum and the Agreement and such service will be deemed an Additional Service under the Agreement for all purposes.

2.	Payments to AURUM. In consideration for the provision by AURUM of the Additional Service set forth above, Customer will pay AURUM the amounts set forth in Exhibit A attached hereto. Charges for such services will be due and payable in accordance with the terms of the Agreement.

3.	Customer Responsibilities. Customer will be responsible for supplying and distributing the 800-VRU access number to its customers.

4.	Confirmation of Agreement. Except as amended by this Addendum, the Agreement will be and remain in full force and effect in accordance with its terms.

5.	Execution of Addendum. Four (4) original copies of this Addendum will be executed and submitted to AURUM by Customer. This Addendum will become effective as of the date set forth below when AURUM executes this Addendum. AURUM will return one of the executed copies to Customer.

AURUM TECHNOLOGY INC		CUSTOMER

By:	/s/ BRIAN E. VAN DYK	By:	/s/ HARVEY FERGUSON
Printed Name:	Brian E. Van Dyk	Printed Name:	Harvey Ferguson
Title:	Premier Division President	Title:	CCB - Chief Admin. officer
Date:	6-12-2001	Date:	5-30-01

1

EXHIBIT A

SERVICE CHARGES for 800-VRU

The monthly fee for the 800-VRU service is based on the number of minutes used while accessing the Aurum Technology Voice Response Unit by means of an Aurum provided 800 circuit. The fee quoted below is the current negotiated Auram 800 service fee and is subject to change as vendor contracts and rates are negotiated or adjusted. Customer will be provided prior notification of any increase or any rate adjustments.

Description	Service Fee
One Time Implementation – invoiced in conjunction with signing of the Addendum

800 Circuit Set Up Fee	$***

Usage per Month

$*** per minute

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

A-1

ADDENDUM NUMBER SEVEN

ADDITIONAL SERVICES

THIS ADDENDUM (“Addendum”) to the Agreement for Information Technology Services (“Agreement”) between Aurum Technology Inc. (“AURUM”) and California Community Bancshares, Inc. (“Customer”), dated as of December 21, 2000 as amended or modified, is between Customer and AURUM. Capitalized terms used in this Addendum will be as defined in the Agreement unless otherwise defined in this Addendum. The terms herein shall supersede any contradictory terms in the Agreement.

WHEREAS, Customer desires that AURUM provide certain Additional Services to Customer as set forth in this Addendum; and

WHEREAS, AURUM is willing to provide such Additional Services to Customer:

NOW, THEREFORE, AURUM and Customer hereby agree to amend the Agreement to provide for such Additional Services as follows:

1.	Additional Services. AURUM will provide to Placer Sierra Bank, and Bank of Orange County as an Additional Service, PIM client set up on the ITI system, PIM ACH file testing, and running of ADS900 changes completed by ITI. AURUM will provide such Additional Service in accordance with this Addendum and the Agreement and such service will be deemed an Additional Service under the Agreement for all purposes.

2.	Payments to AURUM. In consideration for the provision by AURUM of the Additional Service set forth above, Customer will pay AURUM the amounts set forth in Exhibit A attached hereto. Charges for such services will be due and payable in accordance with the terms of the Agreement.

3.	Customer Responsibilities. Customer will be responsible for completing all necessary PIM input forms and submission of these to Aurum. If testing of the ACH file is necessary, client will also provide written notification of PIM client testing requirements to Aurum. ADS900 parameters to be reviewed and approved prior to submission to Aurum for further processing and or request to ITI.

4.	Confirmation of Agreement. Except as amended by this Addendum, the Agreement will be and remain in full force and effect in accordance with its terms.

5.	Execution of Addendum. Four (4) original copies of this Addendum will be executed and submitted to AURUM by Customer. This Addendum will become effective as of the date set forth below when AURUM executes this Addendum. AURUM will return one of the executed copies to Customer.

AURUM TECHNOLOGY INC		CUSTOMER

By:	/s/ BRIAN E. VAN DYK	By:	/s/ HARVEY FERGUSON
Printed Name:	Brian E. Van Dyk	Printed Name:	Harvey Ferguson
Title:	Premier Division President	Title:	SVP-Chief Administrative Officer California Community Bancshares
Date:	07/16/2001	Date:	06-14-01

1

EXHIBIT A

PIM CLIENT INPUT ON ITI-PIM ACH FILE TESTING-ADS900 PROGRAM PROCESSING

The fees outlined below for PIM Client Input, PIM ACH File Testing and ADS900 Program processing are based upon average processing and resource considerations – Should resource utilization exceed those included in our considerations, Aurum will bill for additional resources at the current Aurum rate.

Customer will be provided notification of any increase or any rate adjustments.

Description	Service Fee
PIM Specification-Client Review/Changes	$*** per Session
PIM New Client Additions	$*** per Client
PIM New Client - ACH File Testing	$*** per Client
ADS900 Program Processing	$*** per Pass

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

A-1

ADDENDUM NUMBER EIGHT

ADDITIONAL SERVICES

THIS ADDENDUM (“Addendum”) to the Agreement for Information Technology Services (“Agreement”) between Aurum Technology Inc. (“AURUM”) and California Community Bancshares, Inc. (“Customer”), dated as of December 21, 2000 as amended or modified, is between Customer and AURUM. Capitalized terms used in this Addendum will be as defined in the Agreement unless otherwise defined in this Addendum. The terms herein shall supersede any contradictory terms in the Agreement.

WHEREAS, Customer desires that AURUM provide certain Additional Services to Customer as set forth in this Addendum; and

WHEREAS, AURUM is willing to provide such Additional Services to Customer:

NOW, THEREFORE, AURUM and Customer hereby agree to amend the Agreement to provide for such Additional Services as follows:

1.	Additional Services. AURUM will provide to Placer Sierra Bank, as an Additional Service, sorting of interoffice items between Placer Sierra Bank Offices, sorting of incoming U.S. Mail and processing of outgoing U.S. Mail. AURUM will provide such Additional Service in accordance with this Addendum and the Agreement and such service will be deemed an Additional Service under the Agreement for all purposes.

2.	Payments to AURUM. In consideration for the provision by AURUM of the Additional Service set forth above, Customer will pay AURUM the amounts set forth in Exhibit A attached hereto. Charges for such services will be due and payable in accordance with the terms of the Agreement.

3.	Customer Responsibilities. Customer will be responsible for transportation of all interoffice and U.S. Mail to and from the Sacramento Transaction Center.

4.	Confirmation of Agreement. Except as amended by this Addendum, the Agreement will be and remain in full force and effect in accordance with its terms.

5.	Execution of Addendum. Four (4) original copies of this Addendum will be executed and submitted to AURUM by Customer. This Addendum will become effective as of the date set forth below when AURUM executes this Addendum. AURUM will return one of the executed copies to Customer.

AURUM TECHNOLOGY INC		CUSTOMER

By:	/s/ BRIAN E. VAN DYK	By:	/s/ HARVEY FERGUSON
Printed Name:	Brian E. Van Dyk	Printed Name:	Harvey Ferguson
Title:	Premier Division President	Title:	SVP-Chief Administrative Officer California Community Bancshares
Date:	7/16/2001	Date:	06/14/01

1

EXHIBIT A

SORTING OF BRANCH MAIL – PROCESSING OF U.S. MAIL

The monthly fee for sorting of interoffice items between Placer Sierra Bank Offices, sorting of incoming U.S. Mail and processing of outgoing U.S. Mail, items is based on the number of branches and/or locations.

Customer will be provided prior notification of any increase or any rate adjustments.

Description	Service Fee
Sorting of Interoffice Mail and Sorting and Processing of U.S. Mail Branch and/or Location Number One	$***
Each Additional Branch/Location	$***

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

A-1

ADDENDUM NUMBER NINE

ADDITIONAL SERVICES

THIS ADDENDUM (“Addendum”) to the Agreement for Information Technology Services (“Agreement”) between Aurum Technology Inc. (“AURUM”) and California Community Bancshares, Inc. (“Customer”), dated as of December 21, 2000 as amended or modified, is between Customer and AURUM. Capitalized terms used in this Addendum will be as defined in the Agreement unless otherwise defined in this Addendum. The terms herein shall supersede any contradictory terms in the Agreement.

WHEREAS, Customer desires that AURUM provide certain Additional Services to Customer as set forth in this Addendum; and

WHEREAS, AURUM is willing to provide such Additional Services to Customer:

NOW, THEREFORE, AURUM and Customer hereby agree to amend the Agreement to provide for such Additional Services as follows:

1.	Additional Services. AURUM will provide to Placer Sierra Bank and Bank of Orange County as an Additional Service, signature verification services. AURUM will provide such Additional Service in accordance with this Addendum and the Agreement and such service will be deemed an Additional Service under the Agreement for all purposes.

2.	Payments to AURUM. In consideration for the provision by AURUM of the Additional Service set forth above, Customer will pay AURUM the amounts set forth in Exhibit A attached hereto. Charges for such services will be due and payable in accordance with the terms of the Agreement.

3.	Customer Responsibilities. Customer will be responsible for forwarding of all signature cards to the Sacramento Transaction Center, and providing pay/return decisions within processing time lines.

4.	Confirmation of Agreement. Except as amended by this Addendum, the Agreement will be and remain in full force and effect in accordance with its terms.

5.	Execution of Addendum. Four (4) original copies of this Addendum will be executed and submitted to AURUM by Customer. This Addendum will become effective as of the date set forth below when AURUM executes this Addendum. AURUM will return one of the executed copies to Customer.

AURUM TECHNOLOGY INC		CUSTOMER

By:	/s/ G. L. FARNAM	By:	/s/ HARVEY FERGUSON
Printed Name:	G. L. Farnam	Printed Name:	Harvey Ferguson
Title:	Senior Vice President	Title:	EVP-Chief Administrative Officer California Community Bancshares
Date:	8-2-01	Date:	7-19-01

1

EXHIBIT A

SORTING OF BRANCH MAIL – PROCESSING OF U.S. MAIL

The monthly fee for Signature Verification is based upon the number of items reviewed.

Customer will be provided prior notification of any increase or any rate adjustments.

Description	Service Fee
Signature Verification	*** per item

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

A-1

ADDENDUM NUMBER TEN

ADDITIONAL SERVICES

THIS ADDENDUM (“Addendum”) to the Agreement for Information Technology Services (“Agreement”) between Aurum Technology Inc. (“AURUM”) and California Community Bancshares, Inc. (“Customer”), dated as of December 21, 2000 as amended or modified, is between Customer and AURUM. Capitalized terms used in this Addendum will be as defined in the Agreement unless otherwise defined in this Addendum. The terms herein shall supersede any contradictory terms in the Agreement.

WHEREAS, Customer desires that AURUM provide certain Additional Services to Customer as set forth in this Addendum; and

WHEREAS, AURUM is willing to provide such Additional Services to Customer:

NOW, THEREFORE, AURUM and Customer hereby agree to amend the Agreement to provide for such Additional Services as follows:

1.	Additional Services. AURUM will provide to Placer Sierra Bank, and Bank of Orange County Image Depot Express software for distribution to bank clients. AURUM will provide such Additional Service in accordance with this Addendum and the Agreement and such service will be deemed an Additional Service under the Agreement for all purposes.

2.	Payments to AURUM. In consideration for the provision by AURUM of the Additional Service set forth above, Customer will pay AURUM the amounts set forth in Exhibit A attached hereto. Image Depot Express charges outlined in Addendum Four were incorrectly stated and are no longer valid. Charges for such services will be due and payable in accordance with the terms of the Agreement.

3.	Customer Responsibilities. Customer will be responsible for contacting Aurum to arrange for copies of the software.

4.

5.	Confirmation of Agreement. Except as amended by this Addendum, the Agreement will be and remain in full force and effect in accordance with its terms.

5.	Execution of Addendum. Four (4) original copies of this Addendum will be executed and submitted to AURUM by Customer. This Addendum will become effective as of the date set forth below when AURUM executes this Addendum. AURUM will return one of the executed copies to Customer.

AURUM TECHNOLOGY INC		CUSTOMER

By:	/s/ G. L. FARNAM	By:	/s/ HARVEY FERGUSON
Printed Name:	G. L. Farnam	Printed Name:	Harvey Ferguson
Title:	SVP	Title:	EVP-Chief Administrative Officer California Community Bancshares
Date:	8-2-01	Date:	7-19-01

1

EXHIBIT A

IMAGE DEPOT EXPRESS SOFTWARE

The fees outlined below for Image Depot Express Software are based upon volume at the time of each purchase. Customer will be provided notification of any increase or any rate adjustments.

Description	Service Fee

Image Depot Express Software

Purchase of 1-99 Licenses	$*** per copy

Purchase of 100 licenses or more	$*** per copy

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

A-1

ADDENDUM

NUMBER ELEVEN

TO THE

AGREEMENT FOR

INFORMATION TECHNOLOGY SERVICES

THIS ADDENDUM (“Addendum”) to the Agreement for Information Technology Services (“Agreement”) between Aurum Technology Inc. (“Aurum”) and California Community Bancshares, Inc. and its current and future subsidiaries and Affiliates, Sacramento Commercial Bank, The Bank of Orange County and Placer Sierra Bank (“Customer”), dated as of December 21, 2000 as amended or modified, is between Customer and Aurum. Capitalized terms used in this Addendum will be as defined in the Agreement unless otherwise defined in this Addendum. The terms herein shall supersede any contradictory terms in the Agreement.

WHEREAS, Customer desires that Aurum purchase certain Unisys data processing equipment from Customer as set forth in this Addendum; and

WHEREAS, Aurum is willing to purchase such Unisys equipment from Customer:

NOW, THEREFORE, Aurum and Customer hereby agree to amend the Agreement to provide for such purchase as follows:

1.	Purchase and Sale of Unisys Equipment. Aurum agrees to purchase from Customer and Customer agrees to sell to Aurum the Unisys equipment more fully described in Attachment A to this Addendum (“Unisys Equipment”) pursuant to the terms and conditions of this Addendum. Concurrent with the execution of this Addendum, Customer will execute the bill of sale set forth as Attachment B to this Addendum, thereby immediately transferring title to the Unisys Equipment to Aurum. Furthermore, to the extent Customer has any license to software or other technology which constitutes a portion of the Unisys Equipment or is integrated with the Unisys Equipment, then Customer hereby transfers and assigns such licenses to Aurum.

2.	Purchase Price. The purchase price of the Unisys Equipment shall be $*** payable as follows:

(a)	$*** paid in cash as of the execution of this Amendment; and

(b)	$*** per month in the form of a credit against Customer’s monthly invoice for fees for Services under this Agreement for twenty-four months beginning July 2001 and continuing through June 2003.

Notwithstanding the foregoing, in the event (i) the Agreement is terminated, for any reason whatsoever, prior to June 2003, or (ii) Customer or Placer Sierra Bank is acquired or substantially all the assets of Customer or Placer Sierra Bank are sold prior to June 2003, then Customer will not be entitled to any further payment or credit even though the entire purchase price has not been paid or credited to Customer. Furthermore, the credit set forth

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

1

in subsection (b) above will not be applied to reduce the Minimum Monthly Fee provided for in Section I(a)(v) of Schedule C to the Agreement.

3.	Warranty of Title. Customer warrants that Aurum will acquire good and clear title to the Unisys Equipment being purchased hereunder, free and clear of any and all liens and encumbrances, whatsoever.

4.	Release. Customer expressly waives and releases any claim that it may otherwise have against Aurum or its employees, officers, directors shareholders or agents related to, pertaining to the Unisys Equipment. By releasing and discharging Aurum from such claims both known and unknown, Customer expressly waives any rights it may have had under California Civil Code Section 1542 which provides as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”

5.	Confirmation of Agreement. Except as amended by this Addendum, the Agreement will be and remain in full force and effect in accordance with its terms.

5.	Execution of Addendum. Four (4) original copies of this Addendum will be executed and submitted to Aurum by Customer. This Addendum will become effective as of the date set forth below when Aurum executes this Addendum. Aurum will return one of the executed copies to Customer.

AURUM TECHNOLOGY INC		CUSTOMER

By:	/s/ BRIAN E. VAN DYK	By:	/s/ HARVEY FERGUSON
Printed Name:	Brian E. Van Dyk	Printed Name:	Harvey Ferguson

Title:	Premier Division President	Title:	EVP-Chief Administrative Officer California Community Bancshares
Date:	Sept 25, 2001	Date:

2

ATTACHMENT A

UNISYS EQUIPMENT

The following is the description of the Unisys Equipment:

QTY STYLE	DESCRIPTION

ClearPath NX5602-32
1 NX5602-32	NX5600 Model 32 Server
Dual Processor ClearPath, 384MB, 2-4GB Disks
2-10/100 Ethernet Adapters, 2-12X CD-ROM
2-SCS1W, 2-Q/C Tape Drive
1 NX5602-2X	Companion Kit
1 A1003-MOD	Remote Support Modem
1 NX5820-SCP	System Console
1 NX5000-1NT	Connectivity Order
1 NX5600-HUB	Switching Hub
1 BRM36-02	1.75m Cabinet
1 RM3-DBT	Rack Mount Tray
1 RM3-DB2	Power: 200V Dist. Box
1 CBL2-PDB	Cable: 2 meter PDB 1/F
1 UP95000	6.0 KVA UPS
1 NX5600-RPC	Redundant Power System
1 CIM560232-1 cv	Dual Domain IIOM to CIOM Upgrade

ASR9000 RAID System – Total GB 46.15 (13 drives x 3.55GB)
1 ASR9322-G05	Disk: 5X3GB/2XCTRL
1 ASR9029-CAB	CABINET: ASR9000 54” CABINET
1 ASR9000-RMK	KIT: RACK MOUNT KIT
1 ASR9300-G02	DISK: EXPN RCK W/2X3.5GB
1 ASR9020-BLD	INSTL:SHIP AS 2 RK SUBSY
2 CBL 133-20	CABLE: 20 FT SCSI-3 CABLE
6 ASD4102-S2G	DISK:ASR DEV CAGE 3.5GB
7 ASR9000-BDD	ACC:DRIVE SLOT FLR PNL
6 ASR9000-32M	MEM:32MB CACHE EXPN SIM
1 F8445-08	CABLE: 40’ SERIAL ADPT PV2
2 B26-LC	PWR CORD: LINE CORD
2 CA322-SCI	ADPTR: DIFFERENTL SCSI 2W
2 CA322-CMC	ACC:OP MICROCODE SCSI 2W
1 02-0459-939	UPR1500 VA 7 min. Rack Mount (1500-PRC)
1 CBL9000-UPS	UPS Interface

ASR9000 RAID System – Vectra VE17 Disk Controller

A-1

1 D8160-AV	SYS:VE17-8 BASE SYS
1 D7880-AV	ACC:UNISYS DT KIT
1 D8470-AV	KEYBD:KERMIT LOW COST KY
1 D8457-AV	PROC:400MZ CELERON
1 D6502-AV	MEM:64MB SDRAM NON-ECC
1 D6463-AV	DISK:4.3GB IDE ULTRA ATA
1 D8479-AV	DISK:32X IDE CDROM
1 D8473-EAV	O/S:WIN95 FOR VEI 7/8
1 D8478-AV	LAN HW:3COM LAN CARD
1 D8469-AV	O/S:WIN95 RECOVERY CD VE
1 D2832-A	DISPLAY:M500 15” COLOR

9 Track Tape Drive
1 4125-ORT
1 CA312-SCI	ADPTR:DIFFERENTIAL SCS12
1 ADP131-1T3	ADPTR:SCSI-1 TO SCS1-3
1 CBL 131-10A	CABLE: 10’ SCSI 1/0
1 SDM1000-T50	TERMINATOR

38 Track Tape Drive with ACL
1 OST5136-1D1	Tape Rack Mount Dive with 1 ACL
1 CA322-SCI	SCSI2-W Channel Adapter
1 CBL 133-20	SCSI Cable 20Ft
1 CA322-CMC	Microcode SCSI2W

Director NT System
1 VX1305-BSE	SVR:BASIC SERVER NT
1 DR200081-Z	SYS:DUAL PENTIUM II RACK
1 DR20001-0K1	ACC:DR/2 RACK OP KIT CC: VI
1 CDR1432-SI	DISK:14-32X SCSI CD-ROM
1 DR200081-LBN	ACC:DR/2 LABEL FOR NT
1 DSR3500-512	PROC:500 MHz PENTIUM III
1 DIM10072-256	MEM:256MB DIM
1 RAD302-PCI	CTRL:3CHAN RAID W/O MEM
1 RAD342-MEM	MEM:4M SIM FOR RAD302PCI
1 CAG31-DR2	ACC:DR/2 DRIVE CAGE
2 HDS417-C	DISK:4GB SCSI HDD SCA
1 CBL321-SFR	CABLE:SFR WIDE SCSI CBL
1 VX1300 FAS	INSTL:FASCIA NT SERVER
1 VX1801-CPS	INSTL:CLEARPATH APPL NT
1 RAD302-BAT	ACC:CACHE MEM BKUP BATT
1 ADP68501-FTF	ADPTR:68 TO 50 PIN FEMAL
1 DSR3500-512	PROC:500 MHz PENTIUM III
1 DIM10072-256	MEM:256MB DIM

A-2

1 VX1300-FAS	INSTL:FASCIA, NT SERVER
1 VX1301-CPS	INSTL: CLEARPATH APPL NT
1 RAD302-BAT	ACC:CACHE MEM BKUP BATT
1 ADP68501-FTF	ADPTR:88 TO 50 PIN FEMAL
1 NXS440-WEU	NT 4.0 (for 2nd NT Server)
1 NXU1305-NT	Correction Components
1 VX4000-CP3	Monitor, Mouse and Keyboard
1 DSR3500-512	Processor: 500 Mhz Pentium III
1 HDS917-W	9 GB 7200 RPM Disk Drive.

A-4

ATTACHMENT B

BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS that the undersigned Placer Sierra Bank, an California bank (“Seller”), for and in consideration of the sum of *** Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, has bargained, sold and delivered, and by these presents does bargain, sell and deliver unto Aurum Technology Inc., a Delaware corporation (“Purchaser”), all of its rights title, and interest in the following property to-wit:

QTY STYLE	DESCRIPTION
ClearPath NX5602-32
1 NX5602-32	NX5600 Model 32 Server
Dual Processor ClearPath, 384MB, 2-4GB Disks
2-10/100 Ethernet Adapters, 2-12X CD-ROM
2-SCS1W, 2-Q/C Tape Drive
1 NX5602-2X	Companion Kit
1 A1003-MOD	Remote Support Modem
1 NX5820-SCP	System Console
1 NX5000-1NT	Connectivity Order
1 NX5600-HUB	Switching Hub
1 BRM36-02	1.75m Cabinet
1 RM3-DBT	Rack Mount Tray
1 RM3-DB2	Power: 200V Dist. Box
1 CBL2-PDB	Cable: 2 meter PDB 1/F
1UP95000	6.0 KVA UPS
1 NX5600-RPC	Redundant Power System
1 CIM560232-lcv	Dual Domain IIOM to CIOM Upgrade

ASR9000 RAID System – Total GB 46.15 (13 drives x 3.55GB)
1 ASR9322-G05	Disk: 5X3GB/2XCTRL
1 ASR9029-CAB	CABINET: ASR9000 54” CABINET
1 ASR9000-RMK	KIT: RACK MOUNT KIT
1 ASR9300-G02	DISK: EXPN RCK W/2X3.5GB
1 ASR9020-BLD	INSTL:SHIP AS 2 RK SUBSY
2 CBL 133-20	CABLE: 20 FT SCSI-3 CABLE
6 ASD4102-S2G	DISK:ASR DEV CAGE 3.5GB
7 ASR9000-BDD	ACC:DRIVE SLOT FLR PNL
6 ASR9000-32M	MEM:32MB CACHE EXPN SIM
1 F8445-08	CABLE: 40’ SERIAL ADPT PV2
2 B26-LC	PWR CORD: LINE CORD

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

2 CA322-SCI	ADPTR: DIFFERENTL SCSI 2W
2 CA322-CMC	ACC:OP MICROCODE SCSI 2W
1 02-0459-939	UPR1500 VA 7 min. Rack Mount (1500-PRC)
1 CBL9000-UPS	UPS Interface

ASR9000 RAID System – Vectra VE17 Disk Controller
1 D8160-AV	SYS:VE17-8 BASE SYS
1 D7880-AV	ACC:UNISYS DT KIT
1 D8470-AV	KEYBD:KERMIT LOW COST KY
1 D8457-AV	PROC:400MZ CELERON
1 D6502-AV	MEM:64MB SDRAM NON-ECC
1 D6463-AV	DISK:4.3GB IDE ULTRA ATA
1 D8479-AV	DISK:32X IDE CDROM
1 D8473-EAV	O/S:WIN95 FOR VEI 7/8
1 D8478-AV	LAN HW:3COM LAN CARD
1 D8469-AV	O/S:WIN95 RECOVERY CD VE
1 D2832-A	DISPLAY:M500 15” COLOR

9 Track Tape Drive
1 4125-ORT
1 CA312-SCI	ADPTR:DIFFERENTIAL SCS12
1 ADP131-1T3	ADPTR:SCSI-1 TO SCSI-3
1 CBL 131-10A	CABLE: 10’ SCSI 1/0
1 SDM1000-T50	TERMINATOR

38 Track Tape Drive with ACL
1 OST5136-1D1	Tape Rack Mount Dive with 1 ACL
1 CA322-SCI	SCSI2-W Channel Adapter
1 CBL 133-20	SCSI Cable 20Ft
1 CA322-CMC	Microcode SCSI2W

Director NT System
1 VX1305-BSE	SVR:BASIC SERVER NT
1 DR200081-Z	SYS:DUAL PENTIUM II RACK
1 DR20001-0K1	ACC:DR/2 RACK OP KIT CC: V1
1 CDR1432-SI	DISK:14-32X SCSI CD-ROM
1 DR200081-LBN	ACC:DR/2 LABEL FOR NT
1 DSR3500-512	PROC:500 MHz PENTIUM III
1 DIM10072-256	MEM:256MB DIM
1 RAD302-PCI	CTRL:3CHAN RAID W/O MEM
1 RAD342-MEM	MEM:4M SIM FOR RAD302PCI
1 CAG31-DR2	ACC:DR/2 DRIVE CAGE
2 HDS417-C	DISK:4GB SCSI HDD SCA
1 CBL321-SFR	CABLE:SFR WIDE SCSI CBL

1 VX1300 FAS	INSTL:FASCIA NT SERVER
1 VX1801-CPS	INSTL:CLEARPATH APPL NT
1 RAD302-BAT	ACC:CACHE MEM BKUP BATT
1 ADP68501-FTF	ADPTR:68 TO 50 PIN FEMAL
1 DSR3500-512	PROC:500 MHz PENTIUM III
1 DIM10072-256	MEM:256MB DIM
1 VX4000-CP3	ACC:MONITOR/KEYB/MOUSE
1 EVG2100-P	DISPLAY: 15” PERFORM COL
1 B25-LC	PWR CORD:LINE CORD CC: LC1-A
1 PCK104-SKB	KEYBD:SPACE SAVER CC:V1
1 PWM1-PS2	MOUSE:2 BUTTON MOUSE/PS2
2 PCK1-EXT	CABLE:PS2KYB EXTENSION
1 SVG100-EXT	CABLE:SVGA EXTENSION
1 NX1305-INT	INSTL:SINGLE CONNECT PKG
1 CSB3-PCI	I/F:CS BUS 3 BRIDGE
1 ETH1010051-PCI	COMM HW: 10/100 NETWK ADP
1 USE1936-LC8	PWR CORD: IEC320Y
1 PC1400-1UD	CTRL:1CHAN ULT SCSI DIFF
2 HDS417-W	4GB Disk Drives
1 ALP820-TAD	TAPE: 8MMTT 4 CART A/L (10 cart Autoloader)
1 ADP131-1T3	ADPTR:SCSI-1 TO SCSI-3
1 CBL 131-10A	CABLE: 10’ SCSI 1/0
1 RAD3162-MEM	MEM: 16M SIM
1 NXS-440-WEX	NT 4.0 (Included w/ 1st NT System)

NT Director Disk
1 RAD 302-PCI	CTRL:3CHAN RAID W/O MEM
2 RAD3842-MEM	MEM:64M SIM – RAD302-PCI
1 RAD302-BAT	ACC:CACHE MEM BKUP BATT
2 OSM310057-U05	DISK:SCSI U/W/SE MODULE
8 OSD18205-W45	DISK: 18GB LVD 10K/512
2 OSM3000-APM	UPGRD:ALWAYS POWER MOD
2 B25-LC	PWR CORD: LINE CORD
2 OSM1000-PRC	INSTL:OMB IEC320 PWR CRD
2 OSM3000-RMK	INSTL: USE CAB MOUNTING K
2 CBL2210-OSM	CABLE:EXTNL SCSI 10 FT 68

Prime NT Server
1 VX1305-BSU	Additional Basic Server (with 256 MB Memory)
1 DR200081-Z	SYS: DUAL PENTIUM II RACK
1 DR20001-OK1	ACC: DR/2 RACK OP KIT CC: V1
1 CDR1432-SI	DISK:14-32X SCSI CD-ROM
1 DR200081-LBN	ACC: DR/2 LABEL FOR NT
1 DSR3600-512	PROC: 500 MHz PENTIUM III

1 DIM 10072-256	MEM: 256MB DIM
1 RAD302-PCI	CTRL: 3CHAN RAID W/O MEM
1 RAD342-MEM	MEM:4M SIM FOR RAD 302PCI
1 CAG31-DR2	ACC:DR/2 DRIVE CAGE
2 HDS417-C	DISK;4GB SCSI HDD SCA
1 CBL321-SFR	CABLE: SFR WIDE SCSI CBL
1 VX1300-FAS	INSTL:FASCIA, NT SERVER
1 VX1301-CPS	INSTL: CLEARPATH APPL NT
1 RAD302-BAT	ACC:CACHE MEM BKUP BATT
1 ADP68501-FTF	ADPTR:88 TO 50 PIN FEMAL
1 NXS440-WEU	NT 4.0 (for 2nd NT Server)
1 NXU1305-NT	Correction Components
1 VX4000-CP3	Monitor, Mouse and Keyboard
1 DSR3500-512	Processor: 500 Mhz Pentium III
1 HDS917-W	9 GB 7200 RPM Disk Drive.

TO HAVE AND TO HOLD the assets unto Purchaser, its successors and assigns, for its proper use and benefit forever.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale as of this      day of September 2001.

Placer Sierra Bank

By:	/s/ HARVEY FERGUSON
Printed Name:	Harvey Ferguson
Title:	EVP/Chief Administrative Officer – California Community Bancshares
Date:	Sept 6, 2001

ADDENDUM NUMBER TWELVE

ADDITIONAL SERVICES

THIS ADDENDUM (“Addendum”) to the Agreement for Information Technology Services (“Agreement”) between Aurum Technology Inc. (“AURUM”) and California Community Bancshares, Inc. (“Customer”), dated as of December 21, 2000 as amended or modified, is between Customer and AURUM. Capitalized terms used in this Addendum will be as defined in the Agreement unless otherwise defined in this Addendum. The terms herein shall supersede any contradictory terms in the Agreement.

WHEREAS, Customer desires that AURUM provide certain Additional Services to Customer as set forth in this Addendum; and

WHEREAS, AURUM is willing to provide such Additional Services to Customer:

NOW, THEREFORE, AURUM and Customer hereby agree to amend the Agreement to provide for such Additional Services as follows:

1.	Additional Services. AURUM will provide to Placer Sierra Bank and Bank of Orange County as an Additional Service, Notice Printing and Rendering. AURUM will provide such Additional Service in accordance with this Addendum and the Agreement and such service will be deemed an Additional Service under the Agreement for all purposes.

2.	Payments to AURUM. In consideration for the provision by AURUM of the Additional Service set forth above, Customer will pay AURUM the amounts set forth in Exhibit A attached hereto. Charges for such services will be due and payable in accordance with the terms of the Agreement.

3	Confirmation of Agreement. Except as amended by this Addendum, the Agreement will be and remain in full force and effect in accordance with its terms.

4.	Execution of Addendum. Four (4) original copies of this Addendum will be executed and submitted to AURUM by Customer. This Addendum will become effective as of the date set forth below when AURUM executes this Addendum. AURUM will return one of the executed copies to Customer.

AURUM TECHNOLOGY INC		CUSTOMER

By:	/s/ G.L. FARNAM	By:	/s/ HARVEY FERGUSON
Printed Name:	G.L. Farnam	Printed Name:	Harvey Ferguson
Title:	SVP	Title:	EVP-Chief Administrative Officer California Community Bancshares
Date:	11/6/01	Date:	10/11/01

1

EXHIBIT A

NOTICE RENDERING - PRINTING

The monthly fee for Notice Rendering and Printing will be based upon the number of notices printed and rendered as follows:

Customer will be provided prior notification of any increase or any rate adjustments.

Description	Service Fee
Notice Rendering	*** per Notice
Notice Printing	*** per Notice

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

A-1

ADDENDUM NUMBER THIRTEEN

ADDITIONAL SERVICES

THIS ADDENDUM (“Addendum”) to the Agreement for Information Technology Services (“Agreement”) between Aurum Technology Inc. (“AURUM”) and California Community Bancshares, Inc. (“Customer”), dated as of December 21, 2000 as amended or modified, is between Customer and AURUM. Capitalized terms used in this Addendum will be as defined in the Agreement unless otherwise defined in this Addendum. The terms herein shall supersede any contradictory terms in the Agreement.

WHEREAS, Customer desires that AURUM provide certain Additional Services to Customer as set forth in this Addendum; and

WHEREAS, AURUM is willing to provide such Additional Services to Customer:

NOW, THEREFORE, AURUM and Customer hereby agree to amend the Agreement to provide for such Additional Services as follows:

1.	Additional Services. AURUM will provide to Bank of Orange County, as an Additional Service, sorting of interoffice items between Bank of Orange County Offices and retrieval of items from film. AURUM will provide such Additional Service in accordance with this Addendum and the Agreement and such service will be deemed an Additional Service under the Agreement for all purposes.

2.	Payments to AURUM. In consideration for the provision by AURUM of the Additional Service set forth above, Customer will pay AURUM the amounts set forth in Exhibit A attached hereto. Charges for such services will be due and payable in accordance with the terms of the Agreement.

3.	Customer Responsibilities. Customer will be responsible for transportation of all interoffice items to Aurum.

4.	Confirmation of Agreement. Except as amended by this Addendum, the Agreement will be and remain in full force and effect in accordance with its terms.

5.	Execution of Addendum. Four (4) original copies of this Addendum will be executed and submitted to AURUM by Customer. This Addendum will become effective as of the date set forth below when AURUM executes this Addendum. AURUM will return one of the executed copies to Customer.

AURUM TECHNOLOGY INC		CUSTOMER

By:	/s/ G.L. FARNAM	By:	/s/ HARVEY FERGUSON
Printed Name:	G.L. Farnam	Printed Name:	Harvey Ferguson
Title:	SVP	Title:	EVP-Chief Administrative Officer California Community Bancshares
Date:	11-6-01	Date:	10-11-01

1

EXHIBIT A

SORTING OF BRANCH MAIL - FILM RETRIVAL

The monthly fee for film retrieval is based upon number of items retrieved. The sorting of interoffice items between Bank of Orange County Offices, is based on the number of branches and/or locations.

Customer will be provided prior notification of any increase or any rate adjustments.

Description	Service Fee
Sorting of Interoffice Mail – First Two Branches	$***
Each Additional Branch/Location	$***
Film Retrieval	$*** Per Item Retrieved

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

A-1

ADDENDUM FOURTEEN

ADDITIONAL SERVICES

This ADDENDUM (“Addendum”) to the Agreement for Information Technology Services (“Agreement”) between AURUM Technology Inc. (“AURUM”) and California Community Bancshares, Inc. (“Customer”), dated as of December 21, 2000, as amended or modified, is effective from the date it is executed by AURUM and shall remain in effect for the term of the Agreement. Capitalized terms used in this Addendum will be as defined in the Agreement unless otherwise defined in this Addendum.

WHEREAS, Customer desires that AURUM provide certain Additional Services to Customer as set forth in this Addendum;

WHEREAS, AURUM is willing to provide such Additional Services to Customer;

NOW, THEREFORE, AURUM and Customer hereby agree to amend the Agreement to provide for such Additional Services as follows:

1.	Additional Services. AURUM will provide to Placer Sierra Bank, as an Additional Service, Premierecorp software installation at the AURUM Data Center . AURUM will provide such Additional Service as set forth in Schedule A attached hereto, in accordance with this Addendum and the Agreement and such service will be deemed an Additional Service under the Agreement for all purposes.

2.	Payments to AURUM. In consideration for the provision by AURUM of the Additional Service set forth above, Customer will pay AURUM the amounts set forth in Schedule B attached hereto. Charges for such services will be due and payable in accordance with the terms of the Agreement and Schedule B.

3.	Customer Responsibilities. Customer will (i) be responsible for obtaining access to the Internet through a third party provider; (ii) have a minimum of one Internet access account to maintain, review, and access the Premierecorp Cash Management system; (iii) be responsible for procuring and licensing, whether for personal or commercial use, the third party Internet browser software, including associated plug-in applications and support software, required to access and use Premierecorp Cash Management. The minimum requirements for access and use may change from time to time depending on services selected by Customer. AURUM will assist Customer in determining which browser software applications meet the minimum standards for functionality and security required to access and use Customer’s site; (iv) be responsible for all expenses associated with installation and on-going support of third party Internet software when requesting integration of such third-party Internet software into the Premierecorp Cash Management system; (v) assume exclusive responsibility for the consequences of any instructions it may give to AURUM and for Customer’s failure to properly access the Premierecorp Cash Management in the manner prescribed by AURUM; (vi) be responsible for all content entered into Customer’s site, whether entered by AURUM at the direction of the Customer, or entered directly by Customer personnel via the secure maintenance facilities and tools provided by AURUM; (vii) identify Customer personnel to be trained for Premierecorp set-up and maintenance; (viii) agree that it will use, and will instruct its customers to use, Premierecorp Cash Management in accordance with such reasonable rules as may be established by AURUM from time to time as set forth in any materials furnished by AURUM to Customer; (ix) assist with all testing and validation of Premierecorp Cash Management during implementation; (x) be responsible for providing all training to Customer’s customers and for establishing related training or marketing materials; (xi) be responsible for all Premierecorp customer set up and review; (xii) print and review reports via optical and take appropriate action; (xiii) assist with the development and entry of necessary ITI Premierecorp module and security specifications.

4.

Proprietary Rights. With regard to the Additional Services set forth in Schedule A, each party will retain all rights it possessed prior to the Effective Date in any ideas, concepts, know-how, developmental tools or techniques or any other proprietary material or information that may be used by such party in connection with the performance of its obligations under this Addendum. Notwithstanding the foregoing, Customer will own

Premiercorp	1

the text and graphics associated with Customer’s web page, and AURUM hereby grants Customer a royalty-free, nonexclusive license to use the “Hypertext Linkage” programming provided by AURUM hereunder to the extent that any AURUM intellectual property is embedded in such programming; provided, however, that Customer shall not disclose to any party, sell, license, assign, lease or commercially exploit or market in any way, with or without charge, such programming. In the event Customer elects to have AURUM acquire a Domain Name registered in Customer’s name, the acquired Domain Name will become the property of the Customer upon registration.

5.	Confirmation of Agreement. Except as amended by this Addendum, the Agreement will be and remain in full force and effect in accordance with its terms. The terms and conditions of this Addendum are applicable solely to Premierecorp Cash Management and are not intended to modify or alter either party’s obligations relating to the other services being provided under the Agreement. The Agreement will also apply, to the extent appropriate, to the provision of Premierecorp Cash Management; provided that with regard to Premierecorp Cash Management, in the event of any conflict between the Agreement and this Addendum, the terms and conditions of this Addendum will control.

6.	Execution of Addendum. Four (4) original copies of this Addendum will be executed and submitted to AURUM by Customer. This Addendum will become effective as of the date set forth below when AURUM executes this Addendum. AURUM will return one of the executed copies to Customer.

AURUM TECHNOLOGY INC.		California Community Bancshares, Inc.

By:	/s/ Illegible	By:	/s/ HARVEY FERGUSON
Printed Name:	Illegible	Printed Name:	Harvey Ferguson
Title:	SVP	Title:	President
Date:	12-31-01	Date:	12-14-01

Premiercorp	2

SCHEDULE A

Premierecorp Cash Management

Scope of Additional Services - Premierecorp Cash Management. AURUM will (i) provide Premierecorp Cash Management to Customer based upon the AURUM Premierecorp Cash Management services ordered or optioned by Customer as reflected in Schedule B of this Addendum. The specifications for the various services offered by AURUM from time to time will be established by AURUM; (ii) be responsible for storage, telecommunications, operating system maintenance, performance and security monitoring of Premierecorp Cash Management on an AURUM web server; (iii) provide such upgrades to the AURUM systems used by AURUM in connection with the performance of the Premierecorp Cash Management as AURUM deems necessary to maintain Premierecorp Cash Management for Customer (iv) use reasonable efforts to ensure that the Premierecorp Cash Management will be available to Customer twenty-four (24) hours a day, seven (7) days a week, subject to scheduled maintenance, scheduled downtime and causes beyond the control of AURUM; (iv) provide training to Customer’s designated personnel in the set up and maintenance of Premierecorp options.

Disclaimers and Warranties AURUM (i) will not be responsible for the reliability or continued availability of third party Internet software when integrated at Customer’s request in the Premierecorp Cash Management; (ii) may, upon receipt of written instructions from any network to which AURUM is providing access hereunder, including without limitation a network owned and/or operated by AURUM, immediately cease to provide to Customer, including Customer’s customers, access to such network. AURUM will endeavor to promptly notify Customer of such interruption in network access. Customer will indemnify, defend and hold harmless AURUM from any and all claims, actions, damages, liabilities, costs and expenses, including without limitation reasonable attorneys’ fees and expenses, arising out of or resulting from AURUM’s compliance with the written instructions of any network; (iii) while AURUM is primarily providing services to Customer under this Agreement, AURUM may from time to time provide certain hardware, software and other items as an incidental part of its services. With the exception of any manufacturers’ or licensors’ warranties which AURUM is able to obtain, such hardware, software and other items will be provided on an “AS IS” basis without warranty. In all cases, AURUM will use reasonable care in providing information technology services. AURUM MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING ANY MATTER, INCLUDING THE MERCHANTABILITY, SUITABILITY, ORIGINALITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, OR RESULTS TO BE DERIVED FROM THE USE, OF ANY INFORMATION TECHNOLOGY SERVICE, SOFTWARE, HARDWARE OR OTHER MATERIALS PROVIDED UNDER THIS AGREEMENT; (iv) is authorized to have access to the marketing, product and services information provided by Customer and to make use of such content as is appropriate for the performance by AURUM of its obligations under this Addendum, including the ability to change the electronic format of the marketing, product and services information, without changing the nature of the content itself, to suit the design of the electronic presence determined by AURUM and Customer. Such information will be and remain the property of Customer.

File Security. AURUM (i) will provide reasonable security provisions to ensure that third parties do not have access to the Customer data bases, files and other information provided by Customer to AURUM for use with Premierecorp Cash Management. AURUM reserves the right to issue and change regulations and procedures from time to time.

Laws and Government Regulations. If AURUM receives instructions from a governmental agency having authority over the business of Customer instructing AURUM to cease providing any or all of the Premierecorp Cash Management, or if Customer ceases operations, then AURUM may, upon oral or written notice to Customer, immediately cease providing the affected Premierecorp Cash Management to Customer. Customer will provide all required notices to applicable regulatory authorities concerning the execution or termination of this Schedule, or of any substantial changes in the Premierecorp Cash Management being provided to Customer hereunder. This Addendum is expressly made subject to any laws, regulations, orders or other restrictions of the United States government regarding export of technology and Customer shall be responsible for Customer’s compliance therewith.

Premiercorp	A-1

SCHEDULE A

Premierecorp Cash Management

(continued)

Limitation of Liability; Indemnification

AURUM will make every reasonable effort to make Premierecorp Cash Management available during the hours referred to in “Scope of Additional Services” of this Schedule; provided, however, that AURUM cannot and does not guarantee such availability. Accordingly, AURUM’s sole liability to Customer or any third party (including customers of Customer) for any claims, notwithstanding the form of such claims (e.g., contract, negligence or otherwise), arising out of delay of or interruption in the Premierecorp Cash Management provided or to be provided by AURUM hereunder will be to commence or resume the Premierecorp Cash Management as promptly as reasonably practicable.

Customer agrees to indemnify, defend, and hold AURUM harmless from any and all claims, actions, damages, liabilities, costs and expenses, including but not limited to reasonable attorneys’ fees and expenses, arising out of, under or in connection with the content of any screens provided by Customer or its Customers, agents, or affiliates.

Premiercorp	A-2

SCHEDULE B

Premierecorp Cash Management

SERVICE CHARGES

The monthly Base service fees for Premierecorp Cash Management are based on the number of Account Records and Premierecorp Cash Management Clients maintained on the System during each month. Monthly service fees will not be prorated for a partial month. An “Account Record” is defined as an end-customer account type including without limitation, any open or closed DDA/Checking account, DDL account, Savings account, Certificate of Deposit account, Loan accounts or Investor loan accounts, that are maintained on the System during the applicable month.

One Time Charges

Set-Up and Installation – Mainframe Software

(invoiced in conjunction with signing of the Addendum)

Set Up Fee

$***

Application Training

Customer will work directly with ITI

Monthly – begins with completion of the installation

Monthly Charge

Account Volume	Base Minimum
0 - 112,000	$***
0 - 136,000	$***
greater than 136,000 Request Quote

Per ACH File Transfer

Received from Customer or Customer’s customer	Per Schedule - Misc. Transmission Rate

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Premiercorp	A-3

ADDENDUM FIFTEEN

ADDITIONAL SERVICES

This ADDENDUM (“Addendum”) to the Agreement for Information Technology Services (“Agreement”) between Aurum Technology Inc. (“AURUM”) and California Community Bancshares, Inc. (“Customer”), dated as of December 21, 2000, as amended or modified, is effective from the date it is executed by AURUM and shall remain in effect for the term of the Agreement. Capitalized terms used in this Addendum will be as defined in the Agreement unless otherwise defined in this Addendum.

WHEREAS, Customer desires that AURUM provide certain Additional Services to Customer as set forth in this Addendum;

WHEREAS, AURUM is willing to provide such Additional Services to Customer;

NOW, THEREFORE, AURUM and Customer hereby agree to amend the Agreement to provide for such Additional Services as follows:

1.	Additional Services. AURUM will provide to Placer Sierra Bank, as Additional Services, the Information Technology, Inc. (ITI) Prime Data Warehouse and Ad Hoc Reporting Module (“Prime”), including: Application Extracts (templates) as requested and scheduled (see Exhibit B); installation of one (1) Prime Impromptu Administrator workstation; retention of one version of the most current extracts; and initial Prime report writing training. AURUM will provide such Additional Services in accordance with this Addendum and the Agreement and such services will be deemed Additional Services under the Agreement for all purposes. AURUM agrees to make extract files available to Customer at the earliest feasible time. Notwithstanding the foregoing, Customer acknowledges that availability of the latest extract file is subject to unforeseen delays due to high processing volumes or production problems, and agrees that AURUM shall not be liable to Customer for such delays.

2.	Payments to AURUM. In consideration for the provision by AURUM of the Additional Services set forth above, Customer will pay AURUM the amounts set forth in Exhibit A attached hereto. Charges for such services will be due and payable in accordance with the terms of this Addendum and the Agreement.

3.	Customer Responsibilities. Customer will (i) provide all hardware/software necessary to meet ITI minimum requirements for Prime server and workstations and for host connectivity. Aurum will configure the Prime server and client will purchase the server from Aurum if the server will reside at an Aurum Site; (ii) identify Customer personnel to be trained for Prime who are thoroughly familiar with Microsoft Windows features and the ITI applications; (iii) license Impromptu Administrator software; (iv) assist with all security specifications necessary for the implementation and testing of Prime; and (v) within sixty (60) days of completion of the installation, convert existing Selective Management Access Reports (SMART) to Prime and discontinue use of SMART scheduled for the same extract frequency as Prime.

4.	Confirmation of Agreement. Except as amended by this Addendum, the Agreement will be and remain in full force and effect in accordance with its terms.

5.	Execution of Addendum. Four (4) original copies of this Addendum will be executed and submitted to AURUM by Customer. This Addendum will become effective as of the date set forth below when AURUM executes this Addendum. AURUM will return one of the executed copies to Customer.

1

AURUM TECHNOLOGY INC		California Community Bancshares, Inc.

By:	/s/ Illegible	By:	/s/ HARVEY FERGUSON
Printed Name:	Illegible	Printed Name:	Harvey Ferguson
Title:	SVP	Title:	President
Date:	12-31-01	Date:	12-14-01

1

EXHIBIT A

PRIME EXTRACT

SERVICE CHARGES

The monthly service fee for Prime is based on the maximum number of Account Records maintained on the System during each month. Monthly service fees will not be prorated for a partial month. An “Account Record” is defined as an end-customer account type including without limitation, any open or closed DDA/Checking account, DDL account, Savings account, Certificate of Deposit account, Loan account or Investor loan account that are maintained on the System during the applicable month. For purposes of this Additional Service, the Standard Frequency designated as: a Weekly extract after the Friday update and available on Monday morning, and a Month End extract completed the first weekend following month end and available on the following Monday morning. A Premium Frequency designates a Prime extract at any other time.

One Time Charges

Prime Set Up Fees and Installation/Training Charge - Invoiced in conjunction with signing of the Addendum

(Includes 1 Administrator Workstation and up to 2 User Workstations, 1 day of Training)

Set Up Fee	$***
Prime Report Writing Training (1 day)	$***
Additional Training	$***
Additional Workstations	$***
Additional Templates	$***

Impromptu Administrator License
Administrator & Advance Maintenance	$***
Sequel User	$***

Impromptu User License
User & Advance Maintenance	$***
Sequel User	$***

Monthly Prime Server Charge – Based on Account Volume – begins with completion of the installation

0 - 7,500	$***
0 - 15,000	$***
0 - 24,000	$***
0 - 36,000	$***
0 - 48,000	$***
0 - 64,000	$***
0 - 88,000	$***
0 - 112,000	$***
greater than 112,000	***

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

A - 1

EXHIBIT A

PRIME EXTACT

SERVICE CHARGES

Monthly Standard Extract Charge: Weekly (after Friday’s update) - Month End (1st weekend of following month)

	Weekly	Month End
0 - 7,500	$***	$***
0 - 15,000	$***	$***
0 - 24,000	$***	$***
0 - 36,000	$***	$***
0 - 48,000	$***	$***
0 - 64,000	$***	$***
0 - 88,000	$***	$***
0 - 112,000	$***	$***
greater than 112,000		Request Quote

Monthly Premium Extract Charge: Daily, Weekly (after Mon-Thur. update) - Month End (next day)

	Daily	Weekly	Month End
0 - 7,500	$***	$***	$***
0 - 15,000	$***	$***	$***
0 - 24,000	$***	$***	$***
0 - 36,000	$***	$***	$***
0 - 48,000	$***	$***	$***
0 - 64,000	$***	$***	$***
0 - 88,000	$***	$***	$***
0 - 112,000	$***	$***	$***
greater than 112,000			Request Quote

Monthly Impromptu Workstation Fee – per license

Administrator	$***
User	$***

Additional Application Extracts

Per Application – Per Month	$***

SMART Report Usage

Per each SMART spec scheduled with same Prime Frequency	Outlined in Schedule C

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

A-2

EXHIBIT B

PRIME EXTRACT

Standard Daily Prime Files

6 Applications – 25 Files

Central Information System

CIS Master File

CIS Addenda File

Flex Data

Demand Deposit Account

DDA Master File

DDA Transaction Overflow

DDA Loan Master File

DDA Addenda File

DDA Tran Description File

DDA Analysis History File

Financial Management System

FMS Account Master File

FMS Transaction File

FMS Transaction Description File

Savings Accounting System

SAV Master File

SAV Transaction Overflow

SAV Addenda File

SAV Tran Description File

Certificate of Deposit System

COD Master File

COD Transaction Overflow

COD Addenda File

COD Tran Description File

Loan Accounting System

LAS Line Master File

LAS Note Master File

LAS Addenda File

LAS Note Transaction File

Student Loan Master File

B-1

EXHIBIT B

PRIME EXTRACT

Standard Weekly Prime Files

10 Applications – 37 Files

Central Information System

CIS Master File

CIS Addenda File

Flex Data

Demand Deposit Account

DDA Master File

DDA Transaction Overflow

DDA Loan Master File

DDA Addenda File

DDA Tran Description File

DDA Analysis History File

Financial Management System

FMS Account Master File

FMS Transaction File

FMS Transaction Description File

Savings Accounting System

SAV Master File

SAV Transaction Overflow

SAV Addenda File

SAV Tran Description File

Certificate of Deposit System

COD Master File

COD Transaction Overflow

COD Addenda File

COD Tran Description File

Loan Accounting System

LAS Line Master File

LAS Note Master File

LAS Addenda File

LAS Note Transaction File

Student Loan Master File

Bill Payment Module

BPM Master File

BPM Transaction File

BPM Checkfree Customer File

Accounts Payable System

APS Invoice Master File

APS Vendor File

APS Invoice Expense File

APS History File

Check Reconciliation System

CRS Client Master File

CRS Check Master File

Retirement Reporting Module

RRM Customer File

RRM Plan File

RRM Account File

B-2

EXHIBIT B

PRIME EXTRACT

Month End Prime Files

20 Applications – 56 Files

Central Information System

CIS Master File

CIS Addenda File

Flex Data

Demand Deposit Account

DDA Master File

DDA Transaction Overflow

DDA Loan Master File

DDA Addenda File

DDA Tran Description File

DDA Analysis History File

Savings Accounting System

SAV Master File

SAV Transaction Overflow

SAV Addenda File

SAV Tran Description File

Certificate of Deposit System

COD Master File

COD Transaction Overflow

COD Addenda File

COD Tran Description File

Loan Accounting System

LAS Line Master File

LAS Note Master File

LAS Addenda File

LAS Note Transaction File

Student Loan Master File

Debit Card Module

Debit Card Master File

Safe Deposit Box System

SDB Master File

Retirement Reporting Module

RRM Customer File

RRM Plan File

RRM Account File

ATM Processing System

ATM Customer Summary File

ATM Transaction Summary File

Item Entry System

Stop Payments

On-Line Loan Collection

OLC Collector File

OLC Master File

OLC Transaction Addenda File

OLC Description Addenda File

Bill Payment Module

BPM Master File

BPM Transaction File

BPM Checkfree Customer File

Financial Management System

FMS Account Master File

FMS Transaction File

FMS Transaction Description File

Accounts Payable System

APS Invoice Master File

APS Vendor File

APS Invoice Expense File

APS History File

Bond Accounting System

BAS Account Master File

BAS Source File

BAS Transaction File

Check Reconciliation System

CRS Client Master File

CRS Check Master File

Connect3 Electronic Banking

Connect3 Transaction History File

Connect3 Caller Record

Fixed Asset System

FAS Master File

Stockholder Accounting System

SHS Master File

SHS Certificate Overflow File

SHS Plan Overflow File

Teller Terminal Processing System

TTM History File

B - 3

ADDENDUM SIXTEEN

ADDITIONAL SERVICES

This ADDENDUM (“Addendum”) to the Agreement for Information Technology Services (“Agreement”) between Aurum Technology Inc. (“AURUM”) and California Community Bancshares, Inc. (“Customer”), is effective from the date it is executed by AURUM and shall remain in effect for the term of the Agreement. Capitalized terms used in this Addendum will be as defined in the Agreement unless otherwise defined in this Addendum.

WHEREAS, Customer desires that Aurum Technology provide certain Additional Services to Customer as set forth in this Addendum;

WHEREAS, Aurum Technology is willing to provide such Additional Services to Customer;

NOW, THEREFORE, Aurum Technology and Customer hereby agree to amend the Agreement to provide for such Additional Services as follows:

1.	Additional Services. Aurum Technology will provide to Placer Sierra Bank, as an Additional Service, the Automatic Teller Machine interface for US Bank. Aurum Technology will provide such Additional Service in accordance with this Addendum and the Agreement and such service will be deemed an Additional Service under the Agreement for all purposes.

2.	Payments to Aurum Technology. In consideration for the provision by Aurum Technology of the Additional Service set forth above, Customer will pay Aurum Technology the amounts set forth in Exhibit A attached hereto. Charges for such services will be due and payable in accordance with the terms of the Agreement.

3.	Customer Responsibilities. Customer will (i) assist with the development and entry of necessary ITI Automatic Teller Machine module specifications; (ii) assist with all testing and validation of the Automatic Teller Machine module during implementation; (iii) input and maintain all account information etc. required by the applications; (iv) print notices and reports via OMS.

4.	Confirmation of Agreement. Except as amended by this Addendum, the Agreement will be and remain in full force and effect in accordance with its terms.

5.	Execution of Addendum. Four (4) original copies of this Addendum will be executed and submitted to Aurum Technology by Customer. This Addendum will become effective as of the date set forth below when Aurum Technology executes this Addendum. Aurum Technology will return one of the executed copies to Customer.

IN WITNESS WHEREOF, the parties have executed this Addendum as of 12-14, 2001.

AURUM TECHNOLOGY INC.		California Community Bancshares, Inc.

By:	/s/ Illegible	By:	/s/ HARVEY FERGUSON
Printed Name:	Illegible	Printed Name:	Harvey Ferguson
Title:	SVP	Title:	President
Date:	12-31-01	Date:	12-14-01

ATM Online	1

EXHIBIT A

AUTOMATIC TELLER MACHINE MODULE

SERVICE CHARGES

The monthly service fees for the Automatic Teller Machine – US Bank interface are based on the number of Account Records maintained on the System during each month. An “Account Record” is defined as an end-customer account type including without limitation, any open or closed DDA/Checking account, DDL account, Savings account, Certificate of Deposit account, Loan account or Investor Loan accounts, that are maintained on the System during the applicable month.

Description	Service Fee

One Time Installation – invoiced in conjunction with signing of the Addendum
Start Up Fee	$***

Circuit Certification/Card Conversion – invoiced in conjunction with start of certification process
$***

ATM Conversion process requires 90-120 days lead time by Aurum

Monthly – Based on Account Volume – begins with completion of the installation

0 - 112,000	$***
0 - 136,000	$***
greater than 136,000	Request Quote

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

ATM Online	A-1

ADDENDUM SEVENTEEN

ADDITIONAL SERVICES

This ADDENDUM (“Addendum”) to the Agreement for Information Technology Services (“Agreement”) between Aurum Technology Inc. (“AURUM”) and California Community Bancshares, Inc. (“Customer”), dated as of December 21, 2000, as amended or modified, is effective from the date it is executed by AURUM and shall remain in effect for the term of the Agreement. Capitalized terms used in this Addendum will be as defined in the Agreement unless otherwise defined in this Addendum.

WHEREAS, Customer desires that AURUM provide certain Additional Services to Customer as set forth in this Addendum;

WHEREAS, AURUM is willing to provide such Additional Services to Customer; and

NOW, THEREFORE, AURUM and Customer hereby agree to amend the Agreement to provide for such Additional Services as follows:

1.	Additional Services. In connection with Aurum’s provision of the Additional Service to Customer, Aurum will: install at the Aurum Data Center for Bank of Orange County, the SCM2100 User Interface Program, the Information Technology, Inc, (ITI) Check Reconcilement System for use for accounts other than internal official items, (ITI) ATM Online System, the ATM FIS Interface and the related ATM Behind the Switch Network Interface (“ATM Behind the Switch” interface for US Bank (Élan)) including all related programs and reports, provide SCM2100 server and workstation software and software upgrades as scheduled or required, and provide assistance with installation of the Customer’s SCM2100 server (“SCM2100 Server”). Aurum will provide such Additional Services in accordance with this Addendum and the Agreement and such services will be deemed Additional Services under the Agreement for all purposes.

2.	Payments to AURUM. In consideration for the provision by AURUM of the Additional Service set forth above, Customer will pay AURUM the amounts set forth in Exhibit A attached hereto. Charges for such services will be due and payable in accordance with the terms of the Agreement and of this Addendum as follows: (i) Installation or set-up charges will be invoiced in conjunction with signing of this Addendum; (ii) Monthly charges will commence upon completion of the installation, but no later than 120 days from commencement of the installation project (unless delays to installation completion are attributable solely to Aurum).

3.	Customer Responsibilities. Customer will be responsible for: Customer will (i) provide and maintain all SCM2100 server hardware/software and host connectivity necessary to meet ITI minimura requirements for the SCM2100 User Interface; (ii) will assist Aurum with the installation of the SCM2100 server (iii) will perform installation of all SCM2100 workstations for Customer’s employees; (iv) provide training to their employees on the use of SCM2100; and (v) will upgrade all SCM2100 software as scheduled or required by Aurum. (vi) contracting with a third-party ATM vendor for ATM related processing, support and connectivity to the Aurum Data Center; (vii) settlement and balancing of all Customer ATMs and Customer’s customer ATM transactions; (viii) assisting with all security specifications needed by Aurum for the entry of all ATM specifications necessary for implementation and testing; (ix) assisting with all testing and validation of ATM Behind the Switch processing during implementation; (x) reviewing daily reports and validating customer activity; and, (xi) providing all marketing/informational material to their customers concerning access and use of the ATM Behind the Switch System.

4.	Confirmation of Agreement. Except as amended by this Addendum, the Agreement will be and remain in full force and effect in accordance with its terms.

California Community Bancshares, Inc 10-01-02	1

5.	Execution of Addendum. Four (4) original copies of this Addendum will be executed and submitted to AURUM by Customer. This Addendum will become effective as of the date set forth below when AURUM executes this Addendum. AURUM will return one of the executed copies to Customer.

AURUM TECHNOLOGY INC		CALIFORNIA COMMUNITY BANCSHARES, INC.

By:	/s/ BRIAN VAN DYK	By:	/s/ DAVID HOOSTON
Printed Name:	Brian Van Dyk	Printed Name:	David Hooston
Title:	President – Premier Division	Title:	Executive Vice President/CFO
Date:	11/1/2002	Date:	October 7, 2002

California Community Bancshares, Inc 10-01-02	2

EXHIBIT A

ATM-BEHIND THE SWITCH

SERVICE CHARGES

The monthly service fees for the ATM Behind the Switch are based on the number of Account Records maintained on the System during each month. Monthly service fees will not be prorated for a partial month. An “Account Record” is defined as an end-customer account type (including without limitation, any open or closed DDA/Checking account, DDL account, Savings account, Certificate of Deposit account, Loan account or Investor loan) accounts that are maintained on the System during the applicable month.

Description	Service Fee
One Time Charges:

ATM Behind The Switch One Time Installation – invoiced in conjunction with signing of the Addendum
Installation	$***
Circuit Certification/Card Conversion – invoiced in conjunction with the start of certification process
$***

Set Up SCM2100 Host User Interface and Server – (Invoiced in conjunction with signing of the Addendum)
Initial Server Set Up Fee	$***
Additional SCM2100 Installations or Assistance	$*** per hour

Monthly Charges:

ATM Behind The Switch Monthly – Based on Account Volume
0 - 15,000	$***
0 - 24,000	$***
0 - 36,000	$***
greater than 36,000	request quote

Check Reconcilement System
0 - 24,000	$***
0 - 36,000	$***
greater than 36,000	request quote

SCM2100 Server Fee	$***

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

California Community Bancshares, Inc. 10-01-02	A-1

ADDENDUM EIGHTEEN

ADDITIONAL SERVICES

This ADDENDUM (“Addendum”) to the Agreement for Information Technology Services (“Agreement”) between Aurum Technology Inc. (“AURUM”) and California Community Bancshares, Inc. (“Customer”) dated as of December 21, 2000, as amended or modified, is effective from the date it is executed by AURUM and shall remain in effect for the term of the Agreement. Capitalized terms used in this Addendum will be as defined in the Agreement unless otherwise defined in this Addendum.

WHEREAS, Customer desires that AURUM provide certain Additional Services to Customer as set forth in this Addendum;

WHEREAS, AURUM is willing to provide such Additional Services to Customer; and

NOW, THEREFORE, AURUM and Customer hereby agree to amend the Agreement to provide for such Additional Services as follows:

1.	Additional Services: As an Optional Service under the Agreement, AURUM will provide to Customer the Cumulative Year-to-Date General Ledger Transaction History Report. This report will run on a quarterly basis. The scheduled time is the fourth weekend of the month as part of the quarter end general ledger “final” procedure. The report will be transmitted to the Customer’s OMS PC(s). Generation of report will commence during the first quarter end close following execution of this Addendum. The first year’s report may not be cumulative if the Customer has already run finals for previous year-to-date months.

2.	Payments to AURUM: In consideration for the provision by AURUM of the Additional Service set forth above, Customer will pay AURUM the amounts set forth in Exhibit A attached hereto. Charges for such services will be due and payable in accordance with the terms of the Agreement and of this Addendum as as follows: (i) Installation or set-up charges will be invoiced in conjunction with signing of this Addendum; (ii) Monthly charges will commence upon completion of the installation, but no later than 120 days from commencement of the installation project (unless delays to installation completion are attributable solely to Aurum). The initial start-up charge will be invoiced in conjunction with the signing of this Addendum. The monthly charge will begin one month following the signing of this Addendum.

3.	Confirmation of Agreement: Except as amended by this Addendum, the Agreement will be and remain in full force and effect in accordance with its terms.

4.	Execution of Addendum: Four (4) original copies of this Addendum will be executed and submitted to AURUM by Customer. This Addendum will become effective as of the date set forth below when AURUM executes this Addendum. AURUM will return one of the executed copies to Customer.

AURUM TECHNOLOGY INC.	CALIFORNIA COMMUNITY BANCSHARES, INC.

By: /S/ BRIAN VAN DYK	By: /s/ DAVID HOOSTON

Printed	Printed
Name: Brian Van Dyk	Name: David Hooston

Title: President – Premier Division	Title: Executive Vice President/CFO

Date: 01/20/03	Date:

1

EXHIBIT A

CUMULATIVE YEAR-TO-DATE GENERAL LEDGER HISTORY REPORT

SERVICE CHARGES

The monthly service fees for the Cumulative Year-to Date General Ledger History Report are based upon the number of General Ledger Account Records maintained on the system each month

Description	Service Fee
One Time Charges:
Initial Start-Up Charge	$***
Monthly Charges:
0 - 500	$***
501 - 1500	$***
501 - 3000	$***
3001 - 4500	$***
4501 - 6000	$***

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

California Community Bancshares, Inc. 12-09-02	A-1

AURUM TECHNOLOGY INC.

COMPLIANCE ADDENDUM

ADDENDUM NINETEEN

THIS COMPLIANCE ADDENDUM by and between Aurum Technology Inc., a Delaware corporation with its principal place of business located in Plano, Texas (“Aurum”), and Customer, as identified below, (each of Aurum and Customer, a “party,” and collectively, the “parties”) is made as of the later of the dates on which the parties sign below and is intended by the parties to be an amendment to each and every agreement between the parties relating to Aurum’s providing Customer information technology services.

DATA OWNERSHIP & PRIVACY

1. All information of Customer (including that of its customers) provided to Aurum by Customer and contained in Aurum’s data files, is the exclusive property of Customer, and Aurum is only the custodian of that information. Except as may be otherwise provided in an agreement (regardless of whether it is called a schedule, addendum, contract, agreement or otherwise), both Aurum and Customer (and, as to both parties, their employees, agents and independent contractors) will receive and hold all information communicated to one by the other or the other’s affiliates, whether before or after the date of an agreement, in strict confidence, will use such information only for purposes of an agreement and will not disclose such information without the prior written consent of the other party. Each party will take all commercially reasonable precautions to prevent the disclosure to outside parties of such information including, but not limited to, the terms of an agreement, except as required by legal, accounting or regulatory requirements (including requirements of a Federal or state regulatory authority with jurisdiction over Customer or Customer’s business). If a party is required to disclose any information of the other party in accordance with any such legal, accounting or regulatory requirements, then such party will, unless otherwise prohibited by law, promptly notify the other party of such requirement and will cooperate with such other party (at their expense) in their efforts, if any, to avoid or limit such disclosure (including, without limitation, obtaining an injunction or an appropriate redaction of the information in question). The provisions of this section will survive the expiration or termination of any or all agreement(s).

2. Promptly after the termination or expiration of the term applicable to an agreement and the payment to Aurum of all fees and charges due under such agreement, Aurum will, at Customer’s request and expense, return to Customer all of Customer’s information with respect to such terminated or expired agreement in Aurum’s then standard machine-readable format and media. The provisions of this section will survive the expiration or termination of any or all agreement(s).

3. Aurum will use commercially reasonable efforts to (a) ensure the security and confidentiality of Customer information (including that of its customers), (b) protect against any anticipated threats or hazards to the security or integrity of such information and (c) protect against unauthorized access to or use of such information that could result in substantial harm or inconvenience to any Customer. Aurum will employ and maintain controlled access to systems in its data centers and other facilities where such information is located.

4. Customer will inform Aurum prior to creating any connection to the internet or to any third-party computer network if such connection is made from any point on Customer’s computer network that is connected to Aurum’s network. Customer will, prior to making such a connection, first obtain (and Aurum will, at Customer’s request, provide a copy of) the firewall and Internet security policy of Aurum and will abide by the rules contained in it as the same may be amended from time to time to keep current with technology. Customer will be solely responsible for complying with the most current requirements of such policy.

BUSINESS CONTINUITY

5. Aurum will maintain for its own protection, with carriers that it deems in its sole discretion appropriate and in amounts that it determines in its sole discretion to be adequate, errors and omissions and employee dishonesty coverage for its personnel and insurance coverage for loss from fire, disaster or other causes contributing to interruption of normal services, reconstruction of data file media and related processing costs, additional expenses incurred to continue operations and business interruption to reimburse Aurum for losses resulting from suspension of services due to physical loss of equipment.

California Community Bancshares, Inc 12-09-02	Compliance Addendum Nineteen

6. Each party will develop, maintain and, as necessary in the event of business interruption, execute a business resumption plan and will provide to the other party, its auditors and regulators access to the plan and to plan test results as such other party may reasonably request from time to time, including such information that may be reasonably required to ensure that the plans are compatible. Aurum will not provide access to information of other Aurum customers.

7. Each party will be responsible for training its own personnel as required in connection with all applicable contingency planning activities.

8. Each party’s contingency planning activities will comply with such of the following regulatory policies as may be applicable to Customer’s business, as the same may be amended or replaced from time to time: (a) Federal Deposit Insurance Corporation, Financial Institution Letter FIL-68-97, dated July 14, 1997; (b) Federal Reserve System Supervision and Regulation, Number SR 97-15, dated May 2, 1997; (c) Office of the Comptroller of the Currency, OCC 97-23, dated May 16, 1997; (d) Office of Thrift Supervision, CEO Ltr 72, dated July 23,1997; and (e) National Credit Union Administration, Letter to Credit Unions No. 97-CU-3, dated April 7, 1997. If compliance with any amendments or replacements of these policies would significantly increase Aurum’s cost of providing products or services, Aurum will be entitled to increase the fees and charges under an agreement by an amount that reflects a pro rata allocation of Aurum’s increased cost among the Aurum customers affected by the change.

EXAMINATIONS & AUDITS

9. Aurum will provide auditors and inspectors that Customer designates in writing with reasonable access to its facilities during business hours for the limited purpose of performing audits or inspections of Customer’s business. Aurum will provide the assistance to such auditors and inspectors as Aurum deems reasonable. Customer will bear all expenses associated with such audit or inspection and will also compensate Aurum for any services provided in connection with the audit or inspection. Customer will insure that any audit or inspection requested by Customer will be conducted without undue disruption to Aurum’s business or operations. Aurum will not (a) provide access to information of other Aurum customers or (b) permit access to its facilities during such times as Aurum deems that such access would be likely to create undue disruption to its operations.

10. Each year during the term of an agreement, Aurum will provide to Customer, at Customer’s request and at no additional charge, one copy of Aurum’s most recent audited financial statements.

11. Aurum will provide to Customer, at Customer’s request and at Aurum’s then standard charge, one copy of Aurum’s most recent service auditor’s report, performed pursuant to nationally recognized auditing standards for service organizations, applicable to the services provided by Aurum to Customer.

THE AUTHORIZED OFFICER OR REPRESENTATIVE OF EACH PARTY has signed this COMPLIANCE ADDENDUM as a legally binding obligation of such party.

California Community Bancshares, Inc. (“CUSTOMER”)		AURUM TECHNOLOGY INC.

By:	/s/ DAVID HOOSTON	By:	/s/ BRIAN VAN DYK
Name:	David Hooston	Name:	Brian Van Dyk
Title:	Executive Vice President/CFO	Title:	President – Premier Division
Date:		Date:	01/20/0_

California Community Bancshares, Inc 12-09-02	Compliance Addendum Nineteen

ADDENDUM NUMBER TWENTY

ADDITIONAL SERVICES

THIS ADDENDUM (“Addendum”), to that certain Agreement for Information Technology Services (“Agreement”) between Aurum Technology Inc., (“AURUM”), and California Community Bancshares, Inc. (“Customer”), dated as of December 21, 2000, is made and entered into by and between Customer and AURUM.

The parties agree to amend the Agreement as follows:

1. Additional Services. In addition to the services described in the Agreement, AURUM agrees to provide certain additional services, such services to include the following and together be referred to as “Additional Services”: Internet Banking Interface to Image Archive - This service enables account holders of Placer Sierra Bank access the image archive through the public Internet, using AURUM’s PremiereCom or PremiereCorp Service Bureau Internet Banking.

2. Payments to AURUM. Customer agrees to pay AURUM, for and in consideration of the Additional Services, the following amounts and upon the following terms:

One Time Fee of $ 15,500.00 will be invoiced in conjunction with signing of this Addendum. The monthly fee for using the interface to AURUM’s PremiereCom or PremiereCorp Service Bureau Internet Banking is based on the following schedule. The monthly fee is based on the asset size of the institution on the December 31 call report, and will be reviewed on April 1st of each year. Monthly charges will commence upon completion of the installation.

Asset Size	Monthly Fee
$850,000,001 - $1,000,000,000	$***
$1,000,000,001 - $2,400,000,000	$***
Greater than $2,400,000,000	$***

3. Customer Responsibilities. Customer will be responsible for: (i) contracting with AURUM for on-line Image Depot access; and, (ii) all support and training of Customer’s customers relating to check image retrieval.

4. This Addendum is incorporated into and shall be a part of the Agreement for all purposes and shall remain in full force and effect in accordance with its terms.

5. Execution of Addendum. Four (4) original copies of this Addendum will be executed and submitted to AURUM by Customer. This Addendum will become effective as of the date set forth below when AURUM executes this Addendum. AURUM will return one executed copy to the Customer.

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

California Community Bancshares, Inc. 02/03/03	1	Addendum Twenty

ADDENDUM NUMBER TWENTY

ADDITIONAL SERVICES

AURUM TECHNOLOGY INC		California Community Bancshares, Inc.

By:	/s/ BRIAN VAN DYK	By:	/s/ Illegible
Printed Name:	Brian Van Dyk	Printed Name:	Illegible
Title:	President – Premier Division	Title:	CEO
Date:	03/17/2003	Date:	2/13/03

California Community Bancshares, Inc. 02/03/03	2	Addendum Twenty

ADDENDUM TWENTY-ONE

ADDITIONAL SERVICES

This ADDENDUM (“Addendum”) to the Agreement for Information Technology Services (“Agreement”) between Aurum Technology Inc. (“AURUM”) and California Community Bancshares, Inc. (“Customer”), dated as of December 21, 2000, as amended or modified, is effective from the date it is executed by AURUM and shall remain in effect for the term of the Agreement. Capitalized terms used in this Addendum will be as defined in the Agreement unless otherwise defined in this Addendum.

WHEREAS, Customer desires that AURUM provide certain Additional Services to Customer as set forth in this Addendum;

WHEREAS, AURUM is willing to provide such Additional Services to Customer;

NOW, THEREFORE, AURUM and Customer hereby agree to amend the Agreement to provide for such Additional Services as follows:

1.	Additional Services. AURUM will provide to Placer Sierra Bank, as Additional Services, Premier II Platform enterprise host processing,.. AURUM will provide such Additional Services in accordance with this Addendum and the Agreement and such services will be deemed Additional Services under the Agreement for all purposes.

2.	Payments to AURUM. In consideration for the provision by AURUM of the Additional Services set forth above, Customer will pay AURUM the amounts set forth in Exhibit A attached hereto. Charges for such services will be due and payable in accordance with the terms of this Addendum and the Agreement. Customer may expand the Additional Services provided hereunder, such as adding additional seats or licenses, upon request. Such expanded Additional Services shall be subject to the pricing current as of the date of such request

3.	Customer Responsibilities. Customer will (i) provide all hardware/software necessary to meet ITI minimum requirements for the PII Platform File Server and Workstations, for host connectivity and for forms library storage for each branch/workstation; ii) upon completion of training, perform all setup or maintenance of ITI Premier II Platform workflows (forms, forms groups, events, event groups), forms implementation or customization, and any software upgrades to the system as recommended or provided by ITI; purchase additional ITI ancillary modules as required or optioned.

4.	Confirmation of Agreement. Except as amended by this Addendum, the Agreement will be and remain in full force and effect in accordance with its terms,

5.	Execution of Addendum. Four (4) original copies of this Addendum will be executed and submitted to AURUM by Customer. This Addendum will become effective as of the date set forth below when AURUM executes this Addendum. AURUM will return one of the executed copies to Customer.

California Community Bancshares, Inc. 02/03/03	1	Addendum Twenty-One

AURUM TECHNOLOGY INC		California Community Bancshares, Inc.

By:	/s/ BRIAN VAN DYK	By:	/s/ Illegible
Printed Name:	Brian Van Dyk	Printed Name:	Illegible
Title:	President – Premier Division	Title:	CEO
Date:	03/17/2003	Date:	2/13/03

California Community Bancshares, Inc. 02/03/03	2	Addendum Twenty-One

EXHIBIT A

PREMIER II PLATFORM

SERVICE CHARGES

The monthly service fees for PII Platform are based on the number of Account Records maintained on the System during each month. Monthly service fees will not be prorated for a partial month. An “Account Record” is defined as an end-customer account type including without limitation, any open or closed DDA/Checking account, DDL account, Savings account, Certificate of Deposit account, Loan account or Investor loan, accounts, that are maintained on the System during the applicable month.

One Time Charges

PII Platform Installation/Training Charge

(Invoiced in conjunction with signing of the Addendum)

Set Up Fee	$***
Onsite PII Platform Installation and Training	$ Performed and Billed by ITI

Aurum PII Platform Enterprise Seat License – Licensed and Billed by ITI at the then current price*

Monthly Charges – Based on Account Volume – begins with completion of the installation

0 - 88,000	$***
0 - 112,000	$***
greater than 112,000	Request Quote

Annual Charges

Annual Seat Maintenance

***% of total Enterprise Seat License is due and payable each year on the anniversary of the installation.

*	Indicates annual maintenance charge assessed

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

California Community Bancshares, Inc. 02/03/03	A-1	Addendum Twenty-One

EXHIBIT B

PREMIER II PLATFORM

ANCILLARY LICENSES/MAINTENANCE

One Time Charges

Required – Licensed and Billed by ITI

Initial/ Annual Usage/Maintenance Bankers Systems Electronic Forms

Deposit and IRA Modules (required per State in which you open accounts)

New Account/Total IRA Plans	Annual Usage/ Maintenance
Denovo – first year only	$***
0 - 1,000	$***
1,001 - 1,500	$***
1,501 - 2,000	$***
2,001 - 2,500	$***
2,501 - 3,000	$***
3,001 - 3,500	$***
3,501 - 4,000	$***
4,001 - 4,500	$***
4,501 - 5,000	$***
5,001 - 6,000	$***
6,001 - 7,000	$***
7,001 - 8,000	$***
8,001 - 9,000	$***
9,001 - 10,000	$***
10,001 & over	request quote

Deluxe One for Windows License Purchase*
First 5 Seats	$*** (per seat)
Next 5 Seats	$*** (per seat)
Next 15 Seats	$*** (per seat)
Next 25 Seats	$*** (per seat)
50+	request quote

Annual Charges

Annual Seat Maintenance

Maintenance: ***% of Seats licensed is due and payable each year on the anniversary of the installation.

Bankers Systems Electronic Forms – Deposit and IRA Module Usage/Maintenance as reflected above.

*	indicates annual maintenance charge assessed

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

California Community Bancshares, Inc. 02/03/03	B-1	Addendum Twenty-One

ADDENDUM TWENTY - TWO

ADDITIONAL SERVICES

This ADDENDUM (“Addendum”) to the Agreement for Information Technology Services (“Agreement”) between Aurum Technology Inc. (“AURUM”) and California Community Bancshares, Inc. (“Customer”), dated as of December 21, 2000, as amended or modified, is effective from the date it is executed by AURUM and shall remain in effect for the term of the Agreement. Capitalized terms used in this Addendum will be as defined in the Agreement unless otherwise defined in this Addendum.

WHEREAS, Customer desires that AURUM provide certain Additional Services to Customer as set forth in this Addendum;

WHEREAS, AURUM is willing to provide such Additional Services to Customer;

NOW, THEREFORE, AURUM and Customer hereby agree to amend the Agreement to provide for such Additional Services as follows:

1.	Additional Services. AURUM will provide to Placer Sierra Bank, as Additional Services, Information Technology Inc’s (ITI) Premier II Commercial Teller Interface and Database, including: (i) all host-related programs and reports; AURUM will provide such Additional Services in accordance with this Addendum and the Agreement and such services will be deemed Additional Services under the Agreement for all purposes.

2.	Payments to AURUM. In consideration for the provision by AURUM of the Additional Services set forth above, Customer will pay AURUM the amounts set forth in Exhibit A attached hereto. Charges for such services will be due and payable in accordance with the terms of the Agreement and of this Addendum as follows: (i) Installation or set-up charges will be invoiced in conjunction with signing of this Addendum; (ii) Monthly charges will commence upon completion of the installation, but no later than 120 days from commencement of the installation project (unless delays to installation completion are attributable solely to Aurum).

3.	Customer Responsibilities. Customer will (i) license all necessary PII Commercial Teller workstation software; (ii) provide all hardware/software necessary to meet ITI minimum requirements for PII Commercial Teller servers, workstations, printers, and for host connectivity; (iii) upon completion of training, perform all additional installation and upgrades to the ITI PII Commercial Teller system as recommended or provided by ITI; and, (iv) purchase additional workstation software or ITI ancillary modules as required or optioned.

4.	Confirmation of Agreement. Except as amended by this Addendum, the Agreement will be and remain in full force and effect in accordance with its terms.

5.	Execution of Addendum. Four (4) original copies of this Addendum will be executed and submitted to AURUM by Customer. This Addendum will become effective as of the date set forth below when AURUM executes this Addendum. AURUM will return one of the executed copies to Customer.

California Community Bancshares, Inc. 02/03/03	1	Addendum Twenty-Two

AURUM TECHNOLOGY INC		California Community Bancshares, Inc.

By:	/s/ BRIAN VAN DYK	By:	/s/ Illegible
Printed Name:	Brian Van Dyk	Printed Name:	Illegible
Title:	President Premier Division	Title:	CEO
Date:	03/17/2003	Date:	2/13/03

California Community Bancshares, Inc. 02/03/03	2	Addendum Twenty-Two

EXHIBIT A

PREMIER II COMMERCIAL TELLER

SERVICE CHARGES

The monthly service fees for PII Commercial Teller are based on the number of Account Records maintained on the System during each month. An “Account Record” is defined as an end-customer account type (including without limitation, any open or closed DDA/Checking account, DDL account, Savings account, Certificate of Deposit account, Loan account or Investor loan accounts, that are maintained on the System during the applicable month. Monthly service fees will not be prorated for a partial month.

One Time Charges

PII Commercial Teller Set Up Fees and Installation/Training Charge

(Installation invoiced in conjunction with signing of the Addendum)

PII Teller Host Interface and Database Set Up Fee	$***
Onsite PII Teller Desktop Installation and Training	$ Performed and Billed by ITI

PII Commercial Teller Enterprise Seat License – Licensed and Billed by ITI at the then current price*

PII Commercial Teller Release Upgrade Utility – Licensed and Billed by ITI at the then current price

Monthly Charge for Host Interface and Database

1 - 88,000	$***
1 - 112,000	$***
greater than 112000	request quote

Annual Charges

Annual Software Maintenance*

***% of total PII Teller Enterprise Seat License and software purchased from ITI. The annual maintenance is due and payable each year on the anniversary of the installation.

*	indicates charges that will be billed to you by ITI

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

California Community Bancshares, Inc. 02/03/03	A-1	Addendum Twenty-Two